UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Copies to:
Geoffrey R.T. Kenyon, Esq.
Caroline Kraus	Dechert LLP
Goldman, Sachs & Co.	100 Oliver Street
200 West Street	40th Floor
New York, NY 10282	Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Stockholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Markets

Navigator Fund

Semi-Annual Report

June 30, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Global Markets Navigator Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Global Markets Navigator Index (the “Index”). The Index is comprised of, and allocates exposure to, a set of underlying indices representing various global asset classes including, but not limited to, global equity, fixed income and commodity assets. The Index is constructed using a proprietary methodology developed by the index provider, and is rebalanced at least monthly. The Fund’s performance may not match, and may vary substantially from, that of the Index. There can be no assurance that the methodology used by the index provider in constructing the Index will correctly forecast certain risks or make effective tactical decisions, and the Fund’s attempt to track this Index may cause it to underperform general securities markets and/or other asset classes. Derivative instruments (including swaps) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. Because the Fund may concentrate its investments in an industry (only in the event that an industry represents 20% or more of

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

the Fund’s index), the Fund may be subject to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The “GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by the Investment Adviser in connection with the Fund. As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 6.37%. This return compares to the 8.30% cumulative total return of the Fund’s benchmark, the GS Global Markets Navigator Index (the “Index”), during the same time period. A blended index comprised 60% of the Standard & Poor’s® 500 Indexa (with dividends reinvested) and 40% of the Barclays U.S. Aggregate Bond Indexb (with dividends reinvested) generated a cumulative total return of 7.10% during the same time period.

The S&P 500® Index and the Barclays U.S. Aggregate Bond Index generated cumulative total returns of 13.82% and -2.44%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility was 10.50%, less than the S&P® 500 Index’s annualized volatility of 12.10% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

U.S. equity markets rallied during the first quarter of 2013 despite the overhang of automatic spending cuts, or sequestration, that went into effect in March 2013. U.S. equity performance reflected a variety of improving U.S. economic indicators — strong momentum in the housing market continued and the employment picture improved. However, in the second quarter of 2013, bullish sentiment began to fade, and the U.S. equity rally halted in mid-May 2013 when Federal Reserve (“Fed”) Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June 2013 to news the slowing of the asset purchase program could begin later in the year, with the program ending by the middle of 2014 if the economy grows as expected. U.S. equity markets calmed toward the end of the month as a downward revision of first quarter Gross Domestic Product (“GDP”) from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track.

In the international equity markets, European equities managed gains during the Reporting Period overall, despite a banking crisis in Cyprus and further economic contraction in the Eurozone. Strong performance by the Japanese equity market dominated returns for the Reporting Period but was partially offset by weaker returns for the Asia ex-Japan region, where such returns were exaggerated by depreciating currencies. The yen weakened to its lowest level against the U.S. dollar since mid-2009 on expectations the new head of the Bank of Japan will aggressively pursue a 2% inflation target. Japanese equities hit a five-year high during May 2013 before taking a sharp turn down with a number of other global equity markets. However, after Fed Chair Bernanke’s comments about the potential “tapering” of the pace of quantitative easing asset purchases, the rally in international equities virtually halted. In June, international equity markets also reacted negatively to news the Fed could begin slowing its asset purchase program later in 2013.

The global fixed income markets, which had begun the Reporting Period in January 2013 with a rally, reversed course during February 2013, primarily on worries about U.S. fiscal policy gridlock and Italy’s elections. In March 2013, Cyprus’ bailout by Euro-area finance ministers raised the prospect of a tax on bank deposits, prompting fears of a more widespread run on European banks. Investors grew more defensive, and government bond yields declined. In contrast, spread, or non-U.S. Treasury, sectors

[a]	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Prices Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[b]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

remained relatively firm. In early April 2013, government bond yields declined on disappointing economic data before stabilizing later in the month. Spread sectors performed well, as investors looked past sluggish economic data for higher yielding assets in the exceptionally low interest rate environment. After Fed Chair Bernanke said the U.S. central bank could begin reducing asset purchases, government bond yields rose substantially. At the same time, spread sectors grew more volatile, reflecting widespread uncertainty over how markets may function as the Fed withdraws support. In June 2013, bond investors focused on the U.S. economy and stronger than expected payrolls data, which reinforced expectations the Fed would start reducing its quantitative easing during 2013. Government bond yields continued to increase, as the Fed meeting and press conference were more hawkish than expected. Spread sectors remained volatile. Meanwhile, European economic data improved, with modest increases in the Eurozone Purchasing Managers Indices and accelerating expansion in the U.K. Japan’s economy continued to respond positively to its government and central bank policies. In contrast, China’s economic data raised concerns about the extent of that nation’s slowdown.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund seeks to achieve its objective by investing in financial instruments that provide exposure to the various underlying global equity and fixed income indices that comprise the Index. Using a momentum-based methodology, the Fund strives to manage risk and hedge this with “potential” in changing market environments.

Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap, Europe, Asia, emerging markets, U.K. and small-cap stocks. Within the fixed income category, the Fund may allocate assets to U.S., European and Japanese fixed income securities. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the Reporting Period, the Fund’s fixed income allocations detracted from its relative performance. The Fund’s allocation to German government bonds hurt returns most, especially during May and June 2013. Its exposure to U.S. Treasury securities also detracted from relative returns during the Reporting Period.

On the positive side, the Fund’s positioning in equities added to its relative performance. In particular, the Fund benefited from its allocation to Japanese equities and its exposure to U.S. large-cap and small-cap stocks.

How did volatility affect the Fund during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, during the Reporting Period, the Fund’s actual volatility (annualized, using daily returns) was 10.50% versus the S&P 500® Index’s annualized volatility of 12.10%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. When the Reporting Period began, the Fund’s allocations were split rather evenly between equities and fixed income. By the end of March 2013, the Fund’s allocation to equities had risen to approximately 80% of its total assets, as the Fund benefited from the strong first calendar quarter rally in the global equity markets. During the first quarter of 2013, we concentrated the Fund’s equity investments in U.S. and Japanese equities and eliminated its position in emerging markets equities.

Within its fixed income allocation at the beginning of the Reporting Period, the Fund had a weighting of approximately 40% of its total assets in U.S. Treasury securities. By the end of March 2013, the Fund’s weighting in U.S. Treasury securities had dipped to less than 5% of its total assets, and we held it near zero throughout the second quarter of 2013.

In addition, toward the end of June 2013, the Fund’s daily volatility control was triggered (that is, the Fund’s 90-day realized volatility exceeded our predetermined 10% threshold) and in keeping with our momentum-based methodology, we proportionally reduced portfolio risk by 20% and added an allocation to cash.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. small-cap equities and to non-U.S. developed market equities, including those in Europe and Japan, as well as to gain exposure to U.S. and non-U.S. fixed income.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

After 33 years of distinguished service, Don Mulvihill, CIO of Customized Beta Strategies within the Quantitative Investment Strategies (“QIS”) team, decided to retire from the firm. As of June 2013, Gary Chropuvka assumed Mr. Mulvihill’s role as Head of the Customized Beta Strategies business, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. Mr. Chropuvka brings extensive experience having joined QIS in 1999 with Mr. Mulvihill to manage the team’s tax-efficient investment strategies. All of Mr. Mulvihill’s direct investment responsibilities were performed within a co-lead or team leadership structure and follow processes that provide continuity in day-to-day investment decision-making in each portfolio.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

By the end of the Reporting Period, we had reduced the Fund’s allocation to equities and fixed income. We had added a significant allocation to cash, as we sought to reduce risk, largely in response to heightened volatility and poor momentum across the financial markets during June 2013. In fixed income, at the end of the Reporting Period, the Fund had exposure to German and Japanese government bonds. Within equities, it had exposure to U.S. large-cap and small-cap equities. At the end of the Reporting Period, the Fund had a reduced allocation to Japanese equities because of the increased volatility in the Japanese equity market. The Fund, like the Index, had neutral exposure to emerging markets equities.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically seeking to manage the volatility, or risk, of the overall portfolio. When volatility increases, our goal is to preserve capital by moving the Fund into less volatile assets such as fixed income. When we believe the financial markets have become more stable, we expect to allocate a greater portion of the Fund’s assets to equities. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

FUND BASICS

Global Markets Navigator Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Since Inception	Inception Date
Service	11.81%	8.50%	4/16/12

[1]	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	1.08%	3.78%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[4]	“Agency Debentures” include agency securities offered by companies such as Federal Home Loan Bank and Federal Home Loan Mortgage Corporation, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 17.1%
FHLB
$4,724,000	0.000%	09/20/13	$4,723,575
FNMA
4,724,000	0.000	09/18/13	4,723,584

TOTAL AGENCY DEBENTURES
(Cost $9,445,376)			$9,447,159

Shares	Description		Values
Exchange Traded Fund – 23.4%
175,974	Vanguard S&P 500		$12,916,492
(Cost $12,537,769)

Shares	Rate		Value
Investment Company(b) – 9.7%
Goldman Sachs Financial Square Government Fund — FST Shares
5,372,192	0.006%		$5,372,192
(Cost $5,372,192)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 11.9%
United States Treasury Bill(a)
$6,028,000	0.000%	08/01/13	$6,027,974
United States Treasury Note
535,000	3.125	05/15/21	574,435

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,632,355)			$6,602,409

TOTAL INVESTMENTS – 62.1%
(Cost $33,987,692)			$34,338,252

OTHER ASSETS IN EXCESS OF LIABILITIES – 37.9%			20,986,466

NET ASSETS – 100.0%			$55,324,718

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FNMA	—	Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2013, the Fund had the following futures contracts:
Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	47	September 2013	$1,589,393	$(53,076)
Euro-Bund	53	September 2013	9,763,104	(112,234)
FTSE 100 Index	29	September 2013	2,717,687	(50,452)
Russell 2000 Mini Index	14	September 2013	1,364,580	12,120
TSE TOPIX Index	106	September 2013	12,087,719	191,613
TOTAL				$(12,029)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $28,615,500)	$28,966,060
Investments of affiliated issuer, at value (cost $5,372,192)	5,372,192
Cash	15,725,356
Receivables:
Investments sold	2,924,705
Fund shares sold	1,264,174
Collateral on certain derivative contracts(a)	1,077,516
Futures variation margin	223,908
Reimbursement from investment adviser	16,595
Dividends and interest	2,145
Other assets	702
Total assets	55,573,353

Liabilities:
Payables:
Investments purchased	121,048
Amounts owed to affiliates	40,249
Fund shares redeemed	27,483
Accrued expenses	59,855
Total liabilities	248,635

Net Assets:
Paid-in capital	52,491,158
Undistributed net investment loss	(22,055)
Accumulated net realized gain	2,513,156
Net unrealized gain	342,459
NET ASSETS	$55,324,718
Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	5,018,547
Net asset value, offering and redemption price per share:	$11.02

(a) Represents cash on deposit with counterparty relating to initial margin requirements on future transactions of $1,077,516.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment income:
Dividends — unaffiliated issuers	$102,685
Interest	19,612
Dividends — affiliated issuer	285
Total investment income	122,582

Expenses:
Management fees	156,686
Amortization of offering costs	65,817
Distribution and Service fees — Service Class	49,584
Professional fees	38,344
Custody, accounting and administrative services	29,076
Printing and mailing costs	27,715
Trustee fees	8,787
Transfer Agent fees	3,966
Other	4,763
Total expenses	384,738
Less — expense reductions	(182,946)
Net expenses	201,792
NET INVESTMENT LOSS	(79,210)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(146,845)
Futures contracts	2,364,084
Foreign currency transactions	(65,358)
Net change in unrealized gain (loss) on:
Investments	149,419
Futures contracts	(161,664)
Foreign currency translation	9,432
Net realized and unrealized gain	2,149,068
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,069,858

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Period Ended December 31, 2012(a)

From operations:
Net investment income (loss)	$(79,210)	$20,384
Net realized gain	2,151,881	430,993
Net change in unrealized gain (loss)	(2,813)	345,272
Net increase in net assets resulting from operations	2,069,858	796,649

Distributions to shareholders:

From net realized gains	—	(33,093)

From share transactions:
Proceeds from sales of shares	31,011,557	29,921,805
Reinvestment of distributions	—	33,093
Cost of shares redeemed	(3,746,273)	(4,728,878)
Net increase in net assets resulting from share transactions	27,265,284	25,226,020
TOTAL INCREASE	29,335,142	25,989,576

Net assets:

Beginning of period	25,989,576	—
End of period	$55,324,718	$25,989,576
Undistributed net investment income (loss)	$(22,055)	$57,155

Summary of share transactions:
Shares sold	2,848,414	2,978,079
Shares issued on reinvestment of distributions	—	3,229
Shares redeemed	(339,529)	(471,646)
NET INCREASE	2,508,885	2,509,662

(a) Commenced operations on April 16, 2012.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(d)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013	$10.36	$(0.02)	$0.68	$0.66	$—	$11.02	6.37%	$55,325	1.77	%(e)	1.94	%(e)	(0.40	)%(e)	177%

FOR THE PERIOD ENDED DECEMBER 31,
2012 (Commenced April 16, 2012)	10.00	0.02	0.35	0.37	(0.01)	10.36	3.74	25,990	1.04	(e)	4.21	(e)	0.27	(e)	300

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Markets Navigator Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$9,447,159	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	6,602,409	—	—
Exchange Traded Fund	12,916,492	—	—
Investment Company	5,372,192	—	—
Total	$24,891,093	$9,447,159	$—

Derivative Type
Assets(a)
Futures Contracts	$203,733	$—	$—
Liabilities(a)
Futures Contracts	$(215,762)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Receivable for unrealized gain on futures variation margin	$203,733	Payable for unrealized loss on futures variation margin	$(103,528)
Interest Rate	—	—	Payable for unrealized loss on futures variation margin	(112,234)
Total		$203,733		$(215,762)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,417,261	$(38,542)	248
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(53,177)	(123,122)	41

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2013.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statement of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period. Since these amended principles require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or result of operations.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post additional collateral to the counterparty in the form of initial margin, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements, however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2013:

Offsetting of Derivatives Assets:				Gross Amounts Available for Offset But Not Netted in the Statement of Assets and Liabilities
Derivatives	Gross Amounts of Recognized Assets	Gross Amounts offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount(1)
Futures Contracts*	$223,908	$—	$223,908	$—	$—	$223,908

*	Exchange Traded Futures — Credit Suisse Securities LLC as Futures Commission Merchant

(1)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.77	%*

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least April 30, 2014. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Line of Credit Facility — As of June 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. This Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, GSAM reimbursed $173,706 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2013, custody fee credits were $5,069.

As of June 30, 2013, the amounts owed to affiliates of the Fund were $28,935, $10,476, and $838 for management, distribution and service, and transfer agent fees, respectively.

F.  Other Transactions with Affiliates — The following table provides information about the investment in shares of a fund of which the Fund is an affiliate for the period ended June 30, 2013:

Name of Affiliated Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
Goldman Sachs Financial Square Government Fund	2,562,496	3,380,892	(571,196)	5,372,192	$5,372,192	$285

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations
$2,972,361	$17,168,145	$11,936,898	$8,859,514

7.    TAX INFORMATION

As of June 30, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$34,001,779
Gross unrealized gain	381,015
Gross unrealized loss	(44,542)
Net unrealized security gain	$336,473

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

8.    OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Fund is non-diversified, meaning that is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Industry Concentration Risk — The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Fund Expenses — Period Ended June 30, 2013 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Actual	$1,000	$1,063.70		$5.22
Hypothetical 5% return	1,000	1,019.74	+	5.11

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.02%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Markets Navigator Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by the Investment Adviser, using the peer group identified by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the extensive expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees paid by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. In each case, this information was provided for the three-month period ending March 31, 2013 (the Fund commenced operations in April 2012). In addition, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and/or presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund had launched on April 16, 2012 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a 2012 comparison of the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%
Next $1 billion	0.71
Next $3 billion	0.68
Next $3 billion	0.66
Over $8 billion	0.65

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that a exceed specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

TRUSTEES	OFFICERS

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer
GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Global Markets Navigator Fund.

© 2013 Goldman Sachs. All rights reserved.

VITNAVSAR13/106772.MF.MED.TMPL/8/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Semi-Annual Report

June 30, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 15.33% and 15.16%, respectively. These returns compare to the 15.90% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 13.82% during the Reporting Period, making it the strongest first half since 1998.

U.S. equities, as represented by the S&P® 500 Index, extended their rally from 2012 with a strong first quarter in 2013. Indeed, the S&P® 500 Index finished the first quarter of 2013 with significant gains, making a five-year high during these months. The Dow Jones Industrial Average also hit a new record high during the first calendar quarter.

Despite the overhang of automatic spending cuts, or sequestration, that went into effect in March 2013, U.S. equity markets reflected a variety of improving economic indicators. Strong momentum in the housing market continued, as the Case-Shiller Index of house prices rose 8.1% in January 2013, year-over-year the fastest pace since mid-2006. The employment picture also improved, with the unemployment rate dropping to 7.7%. Strong retail sales suggested consumers may have been feeling the effects of better housing and labor market conditions.

After a strong start to the second quarter of 2013, bullish sentiment began to fade, and the U.S. equity rally halted in mid-May 2013 when Federal Reserve (“Fed”) Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. U.S. equity markets calmed toward the end of the month as a downward revision of first quarter Gross Domestic Product (“GDP”) from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. Still, the S&P® 500 Index declined modestly in June 2013, ending seven consecutive months of gains and muting returns for the quarter as a whole. Even with that, both the S&P® 500 Index and the Dow Jones Industrial Average made fresh record highs, fueled by the continued strong rebound in house prices during the second calendar quarter, and returns for the Reporting Period overall were still significantly up.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. Health care did best, followed closely by consumer discretionary and financials. Conversely, materials performed worst, as commodity prices were volatile in part due to a slowing Chinese economy. Information technology, utilities, telecommunication services and energy were also comparatively weak, though still producing positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market; however, growth stocks substantially outperformed value stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Stock selection in the information technology, consumer discretionary, utilities and consumer staples sectors hurt the Fund’s performance most relative to the Russell Index. Partially offsetting these detractors was effective stock selection in the health care, industrials and energy sectors, which contributed positively.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in information storage provider EMC, fertilizer producer CF Industries Holdings and oil and gas exploration and production company Devon Energy.

During the Reporting Period, the Fund’s holding in EMC detracted from its performance and was the top detractor in the information technology sector. Shares of EMC were negatively impacted by disappointing results and guidance from virtualization software and services provider VMware, in which EMC holds a majority stake. In our view, VMware was facing tough results comparisons following rapid growth, and at the end of the Reporting Period, we continued to believe the outlook for virtualization is favorable. Additionally, we believed concerns surrounding EMC’s core data storage business stemmed from the unfavorable macro environment late in 2012 rather than from any company-specific issues. While governments’ technology budgets may be tightened in 2013, EMC’s management expects stronger global information technology spending by corporations to offset any weakness. In our view, EMC’s high-end and mid-tier storage products could continue to record consistent market share growth through both product innovation and channel expansion. As an industry leader, we found shares of EMC attractively valued and thus added to the Fund’s position in the information storage company during the Reporting Period.

We bought and sold the Fund’s position in CF Industries Holdings during the Reporting Period. Shares of the global manufacturer and distributor of nitrogen and phosphate fertilizer products traded lower following weak planting volumes, negative pressure on fertilizer prices due to excess supply, and a rise in natural gas prices, a fundamental cost component for CF Industries Holdings. Strict to our sell discipline, as a key point to our investment thesis became invalidated, we sold out of the stock in favor of other names with what we considered to have more favorable risk/reward profiles.

Shares of Devon Energy traded down during the Reporting Period, as oil prices declined. We continued to believe the value of Devon Energy’s large, North American asset base is not fully recognized at its market price at the end of the Reporting Period. We thus were positive on the company’s announcement to form a master limited partnership with assets from its midstream business1. Its management has indicated it is open to taking additional steps to unlock the value within the company’s large asset base. In our view, Devon Energy maintains a strong balance sheet, which, along with its joint venture partnerships, may help speed up the development of its oil properties. In addition, we believe the company’s cash flow should increase in 2013 as the company spends less on acquiring new acreage.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Vertex Pharmaceuticals, Boeing and Prudential Financial.

Vertex Pharmaceuticals was the top contributor to the Fund’s performance during the Reporting Period. Supportive trial data was released on one of its cystic fibrosis drugs in development, causing the company’s shares to spike with the now more likely regulatory approval of the treatment. At the end of the Reporting Period, we believed Vertex Pharmaceuticals had an attractive risk/reward profile and was well positioned to grow its addressable market through its cystic fibrosis franchise. In addition, we believe the value of the company’s hepatitis-C franchise has been underestimated by the market, which could lead to significant upside in its stock. In our view, Vertex Pharmaceuticals has a robust pipeline of new treatments and maintains a healthy balance sheet that could help fund research on additional therapies.

During the second quarter of 2013, aerospace and defense company Boeing benefited from strength in its commercial and defense businesses as well as from the resumption of 787 Dreamliner passenger flights and deliveries. At the end of the Reporting Period, we saw further upside for the stock and believed Boeing was on track to significantly increase its free cash flow generation as commercial aircraft delivery rates increase. In our view, Boeing maintains a strong backlog that provides high visibility into the company’s outlook.

[1]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.)

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares of Prudential Financial gained as the company reported strong first quarter 2013 results and as the steepening yield curve was viewed as a positive for the broader financials sector. At the end of the Reporting Period, we continued to believe the company’s line of insurance, savings and other retirement products provide it with attractive growth prospects to serve aging populations in the U.S. and abroad. In addition, we believed Prudential Financial has substantial excess capital, which it has been returning to shareholders in the form of dividends and share repurchases. Toward the end of the Reporting Period, the company announced share repurchase authorizations up to $1.0 billion through the end of June 2014.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Toll Brothers, a designer, builder and marketer of premium homes during the second quarter of 2013. In our view, shares of the home builder suffered from transient issues during the first quarter of 2013, providing a buying opportunity. We believe Toll Brothers should be positioned to benefit from continued recovery of the U.S. housing market, as new home orders and revenues are still well below peaks seen between 2005 and 2007. We feel Toll Brothers has a high quality asset base located in opportunistic regions of the U.S., including the mid-Atlantic and tri-state area. Furthermore, we expect a tightening in supply and demand to create a favorable pricing environment, which may lead to a rise in gross profit margins on new homes along with an increase in land values, which was not reflected in the share price at the time of our purchase of the stock.

Also during the second quarter of 2013, we established a Fund position in Covidien, a developer and manufacturer of medical devices. We expect the company to benefit from a pick-up in overall health care spending, along with a ramp-up in medical device utilization as reimbursement and regulatory uncertainties subside. In addition, we believe the company may spin out its pharmaceutical business, which could allow its management to better focus on its core medical device business.

We sold the Fund’s position in General Motors. Shares of General Motors declined after the company reported a weaker than expected fourth quarter 2012 profit, citing wider losses in Europe and higher costs in North America than anticipated. Despite attempts to break even in Europe during 2013, General Motors’ earnings declined 13.8% in the first quarter of 2013 on continued weakness in the European market. We grew concerned with General Motors’ business in both Europe and China. Although we continue to see upside in General Motors, particularly in the North American market, we decided to exit the Fund’s position in favor of what we considered to be more attractive risk/reward opportunities.

Since we initiated the Fund’s position in Occidental Petroleum in September 2007, the company gained an annualized 10.3% compared to 3.8% for the S&P 500 Index. Our price target for the company was reached following the strong share price appreciation in the second quarter of 2013. In our view, its shares had become fairly valued, and we decided to sell the Fund’s position.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, industrials, information technology and materials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary, consumer staples and utilities decreased. The Fund’s position in cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2013, the Fund had overweighted positions relative to the Russell Index in the information technology, health care, consumer discretionary and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, telecommunication services, utilities and energy, and was rather neutrally weighted to the Russell Index in consumer staples and materials.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

What is the Fund’s tactical view and strategy for the months ahead?

As we enter the second half of 2013, we continue to be constructive on the U.S. equity market. Despite a strong first half of 2013, we believe the case for investing in U.S. equities remains compelling. In our view, at the end of the Reporting Period, valuations were reasonable, as the S&P 500 Index was trading below its historical average price-to-earnings (P/E) multiple and offered a dividend yield of approximately 2%. We believe the strength of corporate balance sheets provides companies with a number of options to enhance shareholder value going forward. Signs of improving U.S. economic growth remained intact at the end of June 2013, supported by a continued recovery in the U.S. housing market and in consumer confidence. However, some headwinds also remained, given market concerns about the Fed tapering asset purchases, rising interest rates, fiscal policy’s drag on economic growth and global economic weakness. We believe it is important to recognize that rising interest rates and advancing equity markets are not necessarily mutually exclusive. We feel equities have the potential to continue to rise in an increasing rate environment driven by improving U.S. economic growth and given that the absolute level of rates still remains low by historical standards. Additional catalysts could be improved sentiment and increased flows into equities.

Our fundamental, bottom-up research process continues to drive our stock selection, while short-term “noise” in the market — headlines or sentiment — enables us to manage position sizes opportunistically. We have high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader U.S. equity market regardless of economic growth conditions. As we look ahead to the second half of 2013, we continue to focus on undervalued companies in control of their own destiny, such as innovators with differentiated products in their industry, companies with low cost structures or companies with financial flexibility that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in seeking to identify companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Large Cap Value Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	26.36%	3.49%	6.86%	3.84%	1/12/98
Service	26.08	3.23	N/A	0.73	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.74%	0.78%
Service	0.99	1.03

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/133

Holding	% of Net Assets	Line of Business
General Electric Co.	4.9%	Capital Goods
Exxon Mobil Corp.	4.8	Energy
Citigroup, Inc.	3.2	Diversified Financials
JPMorgan Chase & Co.	3.1	Diversified Financials
Pfizer, Inc.	2.9	Pharmaceuticals, Biotechnology & Life Sciences
Merck & Co., Inc.	2.9	Pharmaceuticals, Biotechnology & Life Sciences
The Boeing Co.	2.5	Capital Goods
Bank of America Corp.	2.5	Diversified Financials
Prudential Financial, Inc.	2.3	Insurance
EMC Corp.	2.3	Technology Hardware & Equipment

[3]	The top ten holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 99.4%
Banks – 2.0%
310,732	Comerica, Inc.	$12,376,455
350,687	SunTrust Banks, Inc.	11,071,189

		23,447,644

Capital Goods – 9.4%
110,688	General Dynamics Corp.	8,670,191
2,439,868	General Electric Co.	56,580,539
547,584	Textron, Inc.	14,264,563
286,601	The Boeing Co.	29,359,407

		108,874,700

Commercial & Professional Services – 1.3%
362,841	Waste Management, Inc.	14,633,378

Consumer Durables & Apparel – 2.3%
79,474	Fossil Group, Inc.*	8,210,459
582,339	Toll Brothers, Inc.*	19,001,722

		27,212,181

Consumer Services – 1.8%
700,371	MGM Resorts International*	10,351,483
172,677	Starwood Hotels & Resorts Worldwide, Inc.	10,911,460

		21,262,943

Diversified Financials – 12.2%
2,222,859	Bank of America Corp.	28,585,967
262,644	Capital One Financial Corp.	16,496,670
784,700	Citigroup, Inc.	37,642,059
674,972	JPMorgan Chase & Co.	35,631,772
1,015,518	SLM Corp.	23,214,741

		141,571,209

Energy – 13.8%
102,643	Apache Corp.	8,604,563
409,266	BP PLC ADR	17,082,763
194,184	ConocoPhillips	11,748,132
491,453	Devon Energy Corp.	25,496,582
615,518	Exxon Mobil Corp.	55,612,051
578,885	Halliburton Co.	24,151,082
486,295	Southwestern Energy Co.*	17,764,356

		160,459,529

Food & Staples Retailing – 2.2%
202,530	Walgreen Co.	8,951,826
222,338	Wal-Mart Stores, Inc.	16,561,958

		25,513,784

Food, Beverage & Tobacco – 4.1%
194,109	Anheuser-Busch InBev NV ADR	17,520,278
259,497	Mondelez International, Inc. Class A	7,403,449
163,146	Monster Beverage Corp.*	9,914,383
141,639	Philip Morris International, Inc.	12,268,770

		47,106,880

Common Stocks – (continued)
Health Care Equipment & Services – 5.0%
151,431	Aetna, Inc.	$9,621,926
105,229	C. R. Bard, Inc.	11,436,288
299,524	Covidien PLC	18,822,088
271,474	UnitedHealth Group, Inc.	17,776,117

		57,656,419

Insurance – 8.1%
457,878	American International Group, Inc.*	20,467,147
112,874	Everest Re Group Ltd.	14,477,219
509,551	Hartford Financial Services Group, Inc.	15,755,317
370,097	Prudential Financial, Inc.	27,028,184
205,639	The Travelers Companies, Inc.	16,434,669

		94,162,536

Materials – 2.6%
254,862	Eastman Chemical Co.	17,842,888
186,491	LyondellBasell Industries NV Class A	12,356,894

		30,199,782

Media – 4.0%
388,546	CBS Corp. Class B	18,988,243
246,906	Liberty Global PLC Series A*	18,290,796
132,197	Viacom, Inc. Class B	8,996,006

		46,275,045

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
514,908	Ariad Pharmaceuticals, Inc.*	9,005,741
203,627	Eli Lilly & Co.	10,002,158
717,464	Merck & Co., Inc.	33,326,203
295,082	Mylan, Inc.*	9,156,395
1,206,032	Pfizer, Inc.	33,780,956
150,382	Vertex Pharmaceuticals, Inc.*	12,011,010

		107,282,463

Real Estate Investment Trust – 2.1%
102,994	American Tower Corp.	7,536,071
124,939	AvalonBay Communities, Inc.	16,855,520

		24,391,591

Retailing – 2.5%
311,868	L Brands, Inc.	15,359,499
320,173	Lowe’s Companies, Inc.	13,095,076

		28,454,575

Semiconductors & Semiconductor Equipment – 2.9%
670,208	Altera Corp.	22,110,162
263,775	Lam Research Corp.*	11,695,783

		33,805,945

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – 3.1%
199,693	Adobe Systems, Inc.*	$9,098,013
13,290	Google, Inc. Class A*	11,700,117
489,764	Oracle Corp.	15,045,550

		35,843,680

Technology Hardware & Equipment – 4.7%
39,912	Apple, Inc.	15,808,345
1,114,737	EMC Corp.	26,330,088
645,682	Juniper Networks, Inc.*	12,468,119

		54,606,552

Telecommunication Services – 1.2%
397,464	AT&T, Inc.	14,070,226

Utilities – 4.8%
141,114	DTE Energy Co.	9,456,049
440,306	Exelon Corp.	13,596,649
112,787	NextEra Energy, Inc.	9,189,885
260,633	PG&E Corp.	11,918,747
139,190	Sempra Energy	11,380,175

		55,541,505

TOTAL INVESTMENTS – 99.4%
(Cost $992,116,411)		$1,152,372,567

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		6,569,275

NET ASSETS – 100.0%		$1,158,941,842

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $992,116,411)	$1,152,372,567
Cash	4,025,397
Receivables:
Investments sold	19,493,688
Dividends	1,873,761
Fund shares sold	438,850
Reimbursement from investment adviser	53,728
Other assets	4,440
Total assets	1,178,262,431

Liabilities:
Payables:
Investments purchased	17,683,349
Amounts owed to affiliates	870,715
Fund shares redeemed	649,655
Accrued expenses	116,870
Total liabilities	19,320,589

Net Assets:
Paid-in capital	906,713,789
Undistributed net investment income	8,149,054
Accumulated net realized gain	83,822,843
Net unrealized gain	160,256,156
NET ASSETS	$1,158,941,842
Net Assets:
Institutional	$370,598,875
Service	788,342,967
Total Net Assets	$1,158,941,842
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	29,872,647
Service	63,678,724
Net asset value, offering and redemption price per share:
Institutional	$12.41
Service	12.38

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $21,749)	$11,379,194

Expenses:
Management fees	4,258,053
Distribution and Service fees — Service Class	976,792
Transfer Agent fees(a)	115,018
Printing and mailing costs	66,478
Custody, accounting and administrative services	45,793
Professional fees	37,788
Trustee fees	9,306
Other	13,154
Total expenses	5,522,382
Less — expense reductions	(196,377)
Net expenses	5,326,005
NET INVESTMENT INCOME	6,053,189

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $115,720)	86,611,616
Net change in unrealized gain on investments	69,470,220
Net realized and unrealized gain	156,081,836
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$162,135,025

(a) Institutional and Service Shares had Transfer Agent fees of $36,881 and $78,137, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$6,053,189	$14,811,591
Net realized gain	86,611,616	115,785,338
Net change in unrealized gain	69,470,220	76,484,258
Net increase in net assets resulting from operations	162,135,025	207,081,187

Distributions to shareholders:
From net investment income
Institutional Shares	—	(4,850,997)
Service Shares	—	(8,140,528)
From net realized gains
Institutional Shares	—	(8,570,410)
Service Shares	—	(17,965,988)
Total distributions to shareholders	—	(39,527,923)

From share transactions:
Proceeds from sales of shares	33,769,315	111,767,606
Reinvestment of distributions	—	39,527,923
Cost of shares redeemed	(123,216,968)	(511,813,315)
Net decrease in net assets resulting from share transactions	(89,447,653)	(360,517,786)
TOTAL INCREASE (DECREASE)	72,687,372	(192,964,522)

Net assets:

Beginning of period	1,086,254,470	1,279,218,992
End of period	$1,158,941,842	$1,086,254,470
Undistributed net investment income	$8,149,054	$2,095,865

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional	$10.76	$0.07		$1.58	$1.65	$—	$—		$—	$12.41	15.33%	$370,599	0.76	%(d)	0.79	%(d)	1.22	%(d)	57%
2013 - Service	10.75	0.06		1.57	1.63	—	—		—	12.38	15.16	788,343	1.01	(d)	1.04	(d)	0.97	(d)	57

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	9.39	0.15		1.64	1.79	(0.15)	(0.27)		(0.42)	10.76	19.07	351,677	0.77		0.78		1.40		120
2012 - Service	9.38	0.12		1.64	1.76	(0.12)	(0.27)		(0.39)	10.75	18.77	734,577	1.02		1.03		1.15		120
2011 - Institutional	10.24	0.14	(e)	(0.86)	(0.72)	(0.13)	—		(0.13)	9.39	(7.05)	421,560	0.78		0.79		1.39	(e)	91
2011 - Service	10.23	0.12	(e)	(0.87)	(0.75)	(0.10)	—		(0.10)	9.38	(7.27)	857,659	1.03		1.04		1.23	(e)	91
2010 - Institutional	9.28	0.10		0.94	1.04	(0.08)	—		(0.08)	10.24	11.20	507,146	0.80		0.80		1.02		95
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—		(0.06)	10.23	10.89	672,239	1.05		1.05		0.78		95
2009 - Institutional	7.97	0.18	(f)	1.28	1.46	(0.15)	—		(0.15)	9.28	18.32	487,962	0.81		0.81		2.18	(f)	84
2009 - Service	7.98	0.16	(f)	1.28	1.44	(0.14)	—		(0.14)	9.28	17.87	391,053	1.06		1.06		1.92	(f)	84
2008 - Institutional	12.53	0.25		(4.59)	(4.34)	(0.22)	—	(g)	(0.22)	7.97	(34.45)	389,838	0.81		0.81		2.36		69
2008 - Service	12.52	0.19		(4.51)	(4.32)	(0.22)	—	(g)	(0.22)	7.98	(34.32)	67,200	1.06		1.06		2.15		69

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.19% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.24% of average net assets.
(g)	Amount is less than $0.005 per share.

13	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,152,372,567	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.72	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve a effective net management fee rate of 0.72% through April 30, 2014. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, GSAM waived $116,158 of its management fee.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. Prior to April 30, 2013, the Other Expense limitation for the Fund was 0.114%. These Other Expense limitations will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, GSAM reimbursed $74,022 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the six months ended June 30, 2013, custody fee credits were $6,197.

As of June 30, 2013, the amounts owed to affiliates of the Fund were $687,684, $163,774, and $19,257 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2013, Goldman Sachs earned $3,471 in brokerage commissions from portfolio transactions on behalf of the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were $646,731,579 and $724,981,385, respectively.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

6.    TAX INFORMATION

As of June 30, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,003,340,682
Gross unrealized gain	172,378,755
Gross unrealized loss	(23,346,870)
Net unrealized security gain	$149,031,885

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	964,127	$11,450,348	2,229,900	$23,125,316
Reinvestment of distributions	—	—	1,248,503	13,421,407
Shares redeemed	(3,788,866)	(44,955,406)	(15,685,268)	(161,397,158)
	(2,824,739)	(33,505,058)	(12,206,865)	(124,850,435)
Service Shares
Shares sold	1,880,979	22,318,967	8,685,922	88,642,290
Reinvestment of distributions	—	—	2,430,775	26,106,516
Shares redeemed	(6,559,041)	(78,261,562)	(34,228,911)	(350,416,157)
	(4,678,062)	(55,942,595)	(23,112,214)	(235,667,351)
NET DECREASE	(7,502,801)	$(89,447,653)	(35,319,079)	$(360,517,786)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Institutional
Actual	$1,000	$1,153.30		$4.06
Hypothetical 5% return	1,000	1,021.03	+	3.81
Service
Actual	1,000	1,151.60		5.39
Hypothetical 5% return	1,000	1,019.79	+	5.06

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.76% and 1.01% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2013. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Service Shares had placed in the second quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. The Trustees took note of the Fund’s stronger performance relative to its peer group for the one-year period ended March 31, 2013. They also considered the Investment Adviser’s risk management enhancements, including the addition of certain key hires.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2013 Goldman Sachs. All rights reserved.

VITLCVSAR13/106795.MF.MED.TMPL/8/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Semi-Annual Report

June 30, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 15.39% and 15.24%, respectively. These returns compare to the 16.10% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 13.82% during the Reporting Period, making it the strongest first half since 1998.

U.S. equities, as represented by the S&P® 500 Index, extended their rally from 2012 with a strong first quarter in 2013. Indeed, the S&P® 500 Index finished the first quarter of 2013 with significant gains, making a five-year high during these months. The Dow Jones Industrial Average also hit a new record high during the first calendar quarter.

Despite the overhang of automatic spending cuts, or sequestration, that went into effect in March 2013, U.S. equity markets reflected a variety of improving economic indicators. Strong momentum in the housing market continued, as the Case-Shiller Index of house prices rose 8.1% in January 2013, year-over-year the fastest pace since mid-2006. The employment picture also improved, with the unemployment rate dropping to 7.7%. Strong retail sales suggested consumers may have been feeling the effects of better housing and labor market conditions.

After a strong start to the second quarter of 2013, bullish sentiment began to fade, and the U.S. equity rally halted in mid-May 2013 when Federal Reserve (“Fed”) Chair Ben Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. U.S. equity markets calmed toward the end of the month as a downward revision of first quarter Gross Domestic Product (“GDP”) from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. Still, the S&P® 500 Index declined modestly in June 2013, ending seven consecutive months of gains and muting returns for the quarter as a whole. Even with that, both the S&P® 500 Index and the Dow Jones Industrial Average made fresh record highs fueled by the continued strong rebound in house prices during the second calendar quarter, and returns for the Reporting Period overall were still significantly up.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. Health care did best, followed closely by consumer discretionary and financials. Conversely, materials performed worst, as commodity prices were volatile in part due to a slowing Chinese economy. Information technology, utilities, telecommunication services and energy were also comparatively weak, though still producing positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market; however, growth stocks substantially outperformed value stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the information technology, industrials, utilities and consumer discretionary sectors, where company-specific issues weighed on certain holdings. Such detractors were only partially offset by effective stock selection in the energy, health care and financials sectors, which helped the Fund’s performance relative to the Russell Index.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in steel producer Carpenter Technology, semiconductor company Altera and fertilizer producer CF Industries Holdings.

Carpenter Technology was the biggest detractor from the Fund’s results during the Reporting Period. The metal fabricator announced that for its 2013 fiscal year, it expects its earnings to be lower than previously forecasted. At the end of the Reporting Period, we believed the company was well positioned in an industry with high barriers to entry and maintained our conviction in the stock over the long term given what we believe to be the company’s strong growth potential. Carpenter Technology announced the expansion of plant capacity in 2014 to meet increasing demand in a constrained market. In addition, the company’s balance sheet appears attractive, with a low net debt to earnings before interest, taxes, depreciation and amortization ratio and strong free cash flows should capital expenditures ramp down after 2014.

Within the information technology sector, Altera was the top detractor from returns. The global semiconductor company announced results for the first quarter of 2013 that fell short of analyst expectations, and management also provided conservative guidance on earnings prospects ahead. We believe there continued to be a degree of seasonality to forward guidance, and at the end of the Reporting Period, we maintained our conviction in the company over the long term, given we believe the company can continue to gain share against competitors and maintain its strong position in the programmable logic device market. In addition, we expect demand for its products to rise during the second half of 2013, as capital expenditures in the semiconductor industry are anticipated to increase alongside a more favorable macroeconomic environment.

We bought and sold the Fund’s position in CF Industries Holdings during the Reporting Period. Shares of the global manufacturer and distributor of nitrogen and phosphate fertilizer products traded lower following weak planting volumes, negative pressure on fertilizer prices due to excess supply, and a rise in natural gas prices, a fundamental cost component for CF Industries Holdings. Strict to our sell discipline, as a key point to our investment thesis became invalidated, we sold out of the stock in favor of other names with what we considered to have more favorable risk/reward profiles.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Vertex Pharmaceuticals, Aetna and ING U.S.

Vertex Pharmaceuticals was the top contributor to the Fund’s performance during the Reporting Period. Supportive trial data was released on one of its cystic fibrosis drugs in development, causing the company’s shares to spike with the now more likely regulatory approval of the treatment. At the end of the Reporting Period, we believed Vertex Pharmaceuticals had an attractive risk/reward profile and was well positioned to grow its addressable market through its cystic fibrosis franchise. In addition, we believe the value of the company’s hepatitis-C franchise has been underestimated by the market, which could lead to significant upside in its stock. In our view, Vertex Pharmaceuticals has a robust pipeline of new treatments and maintains a healthy balance sheet that could help fund research on additional therapies.

Aetna, a diversified national managed care provider, was also a top contributor to results. During the Reporting Period, the federal government announced an increase of Final Medicare Advantage Rates for 2014, which reversed preliminary proposals for a rate cut announced in February 2013. Having recently acquired Coventry Health Care in an attempt to grow its membership base and increase exposure to higher growth government programs, Aetna’s shares rose following the news. At the end of the Reporting Period, we maintained that the managed care industry should benefit in an environment where there is a growing focus on controlling health care costs and utilization continues to be muted. In addition, we believe synergies from Aetna’s acquisition of Coventry Health Care and its management team’s commitment to returning capital to shareholders should help the company to see operating earnings growth through 2014 and beyond.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

We initiated a Fund position in ING U.S., which became publicly available during the Reporting Period as part of a 2008 bailout agreement entered into by its Dutch parent company ING Groep. We believed the offering share price of the life insurance and retirement product provider was attractive given its then-current level of returns. We also believed its management’s expectations for return on equity in 2016 created a favorable risk/reward opportunity. Although ING U.S. reported a first quarter 2013 loss, improvement from its retirement and annuities businesses was viewed positively by investors, driving its shares higher.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to the purchase of ING U.S., mentioned earlier, we initiated a Fund position in Liberty Media during the Reporting Period. Liberty Media engages in a range of media, communications and entertainment businesses. In our view, Liberty Media’s acquisition of a 22% stake in Charter Communications should be an accretive deal for both companies. The deal provides Liberty Media with the right to designate up to four directors for appointment to the Charter Communications board upon the closing of the transaction, and Liberty Media also retains the right to increase its beneficial ownership in Charter Communications up to nearly 40% after January 2016. During the Reporting Period, Liberty Media also announced its intent to acquire Virgin Media. Virgin Media is competitive amongst European peers in terms of technology and broadband service provided. We believe the deal provides Liberty Media with better than expected free cash flows and advantages of larger scale. We maintain a high conviction regarding the management team of Liberty Media based on its proven track record of success.

We sold the Fund’s position in industrial products and equipment manufacturer Dover during the Reporting Period. The company performed well, driven by a combination of its share buyback program and the company divesting its peripheral businesses. In our view, shares had become fairly valued, and we decided to exit the Fund’s position in favor of what we considered to be more attractive opportunities.

We exited the Fund’s position in J.M. Smucker, as the stock approached our price target. J.M. Smucker is widely considered to be a well positioned company in the high margin coffee business, and its shares appreciated largely due to declining coffee prices. As our investment thesis played out, we decided to sell the position in favor of names with what we considered to be a more favorable risk/reward profile.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we believe should outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in consumer staples decreased. The Fund’s position in cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2013, the Fund had overweighted positions relative to the Russell Index in the industrials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples and financials and was rather neutrally weighted to the Russell Index in energy, health care, information technology, materials and utilities. The Fund had no exposure to telecommunication services at the end of the Reporting Period.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What is the Fund’s tactical view and strategy for the months ahead?

As we enter the second half of 2013, we continue to be constructive on the U.S. equity market. Despite a strong first half of 2013, we believe the case for investing in U.S. equities remains compelling. In our view, at the end of the Reporting Period, valuations were reasonable, as the S&P 500 Index was trading below its historical average price-to-earnings (P/E) multiple and offered a dividend yield of approximately 2%. We believe the strength of corporate balance sheets provides companies with a number of options to enhance shareholder value going forward. Signs of improving U.S. economic growth remained intact at the end of June 2013, supported by a continued recovery in the U.S. housing market and in consumer confidence. However, some headwinds also remained, given market concerns about the Fed tapering asset purchases, rising interest rates, fiscal policy’s drag on economic growth and global economic weakness. We believe it is important to recognize that rising interest rates and advancing equity markets are not necessarily mutually exclusive. We feel equities have the potential to continue to rise in an increasing rate environment driven by improving U.S. economic growth and given that the absolute level of rates still remains low by historical standards. Additional catalysts could be improved sentiment and increased flows into equities.

Our fundamental, bottom-up research process continues to drive our stock selection, while short-term “noise” in the market — headlines or sentiment — enables us to manage position sizes opportunistically. We have high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader U.S. equity market regardless of economic growth conditions. As we look ahead to the second half of 2013, we continue to focus on undervalued companies in control of their own destiny, such as innovators with differentiated products in their industry, companies with low cost structures or companies with financial flexibility that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in seeking to identify companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Mid Cap Value Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	26.82%	6.91%	10.44%	8.63%	5/01/98
Service	26.55	6.64	N/A	5.95	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.84%	0.87%
Service	1.09	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/133

Holding	% of Net Assets	Line of Business
M&T Bank Corp.	2.0%	Banks
Aetna, Inc.	1.9	Health Care Equipment & Services
Altera Corp.	1.8	Semiconductors & Semiconductor Equipment
AvalonBay Communities, Inc.	1.8	Real Estate Investment Trust
SLM Corp.	1.6	Diversified Financials
Principal Financial Group, Inc.	1.6	Insurance
Invesco Ltd.	1.5	Diversified Financials
Juniper Networks, Inc.	1.4	Technology Hardware & Equipment
Pioneer Natural Resources Co.	1.4	Energy
Sempra Energy	1.3	Utilities

[3]	The top ten holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 99.6%
Automobiles & Components – 1.6%
186,889	Delphi Automotive PLC	$9,473,403
86,031	TRW Automotive Holdings Corp.*	5,715,900

		15,189,303

Banks – 5.0%
202,290	CIT Group, Inc.*	9,432,783
162,321	First Republic Bank	6,246,112
164,851	M&T Bank Corp.	18,422,099
61,321	Signature Bank*	5,090,870
242,925	Zions Bancorporation	7,015,674

		46,207,538

Capital Goods – 12.2%
152,109	Carlisle Companies, Inc.	9,477,912
142,851	Flowserve Corp.	7,715,382
64,679	Hubbell, Inc. Class B	6,403,221
151,382	Jacobs Engineering Group, Inc.*	8,345,689
77,346	Lennox International, Inc.	4,991,911
281,796	Owens Corning*	11,012,588
125,502	Parker Hannifin Corp.	11,972,891
185,473	Sensata Technologies Holding NV*	6,473,008
156,111	Stanley Black & Decker, Inc.	12,067,380
304,079	Textron, Inc.	7,921,258
186,449	Timken Co.	10,493,350
104,145	Triumph Group, Inc.	8,243,077
298,787	Xylem, Inc.	8,049,322

		113,166,989

Commercial & Professional Services – 0.8%
181,860	Waste Connections, Inc.	7,481,720

Consumer Durables & Apparel – 2.9%
69,669	PVH Corp.	8,712,108
290,772	Toll Brothers, Inc.*	9,487,890
74,218	Whirlpool Corp.	8,487,571

		26,687,569

Consumer Services – 1.8%
584,725	MGM Resorts International*	8,642,236
122,848	Starwood Hotels & Resorts Worldwide, Inc.	7,762,765

		16,405,001

Diversified Financials – 7.2%
424,302	ING US, Inc.*	11,481,612
428,429	Invesco Ltd.	13,624,042
170,189	Lazard Ltd. Class A	5,471,576
197,721	Northern Trust Corp.	11,448,046
57,680	Raymond James Financial, Inc.	2,479,087
667,213	SLM Corp.	15,252,489
209,680	The NASDAQ OMX Group, Inc.	6,875,407

		66,632,259

Energy – 8.9%
147,735	Cameron International Corp.*	9,035,473
513,638	Chesapeake Energy Corp.	10,467,942
105,375	Concho Resources, Inc.*	8,821,995

Common Stocks – (continued)
Energy – (continued)
98,977	EQT Corp.	$7,855,804
46,425	HollyFrontier Corp.	1,986,062
60,169	Oil States International, Inc.*	5,574,056
86,830	Pioneer Natural Resources Co.	12,568,643
114,432	Range Resources Corp.	8,847,882
230,474	Southwestern Energy Co.*	8,419,215
170,911	Tesoro Corp.	8,942,064

		82,519,136

Food, Beverage & Tobacco – 3.3%
155,094	Constellation Brands, Inc. Class A*	8,083,499
105,869	Ingredion, Inc.	6,947,124
159,275	Monster Beverage Corp.*	9,679,142
69,186	The Hain Celestial Group, Inc.*	4,495,014
32,472	Tyson Foods, Inc. Class A	833,881

		30,038,660

Health Care Equipment & Services – 6.2%
278,437	Aetna, Inc.	17,691,887
624,001	Boston Scientific Corp.*	5,784,489
241,486	Cardinal Health, Inc.	11,398,139
594,157	Hologic, Inc.*	11,467,230
134,875	Humana, Inc.	11,380,753

		57,722,498

Insurance – 8.3%
74,489	Everest Re Group Ltd.	9,553,959
698,510	Genworth Financial, Inc. Class A*	7,969,999
312,168	Hartford Financial Services Group, Inc.	9,652,234
59,883	Lincoln National Corp.	2,183,933
12,954	Markel Corp.*	6,826,110
401,655	Principal Financial Group, Inc.	15,041,980
173,544	W.R. Berkley Corp.	7,091,008
224,529	Willis Group Holdings PLC	9,156,293
299,944	XL Group PLC	9,094,302

		76,569,818

Materials – 4.6%
169,279	Carpenter Technology Corp.	7,629,404
208,911	Celanese Corp. Series A	9,359,213
137,611	International Paper Co.	6,097,543
105,661	Packaging Corp. of America	5,173,163
149,010	Reliance Steel & Aluminum Co.	9,769,096
205,841	Sealed Air Corp.	4,929,892

		42,958,311

Media – 1.9%
95,156	Liberty Media Corp. Series A*	12,061,975
84,465	Scripps Networks Interactive, Inc. Class A	5,638,883

		17,700,858

Pharmaceuticals, Biotechnology & Life Sciences – 2.1%
197,781	Agilent Technologies, Inc.	8,457,116
232,147	Mylan, Inc.*	7,203,521

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
46,515	Vertex Pharmaceuticals, Inc.*	$3,715,153

		19,375,790

Real Estate Investment Trust – 9.2%
132,774	Alexandria Real Estate Equities, Inc.	8,725,907
122,449	AvalonBay Communities, Inc.	16,519,594
82,570	Camden Property Trust	5,708,890
361,181	DDR Corp.	6,013,664
149,851	Digital Realty Trust, Inc.	9,140,911
688,153	MFA Financial, Inc.	5,814,893
249,461	Starwood Property Trust, Inc.	6,174,160
210,863	Tanger Factory Outlet Centers, Inc.	7,055,476
85,801	Taubman Centers, Inc.	6,447,945
657,157	Two Harbors Investment Corp.	6,735,859
97,589	Ventas, Inc.	6,778,532

		85,115,831

Retailing – 3.2%
8,156	AutoZone, Inc.*	3,455,615
88,818	Expedia, Inc.	5,342,403
511,004	Liberty Interactive Corp. Series A*	11,758,202
184,140	Macy’s, Inc.	8,838,720

		29,394,940

Semiconductors & Semiconductor Equipment – 4.3%
517,026	Altera Corp.	17,056,688
124,645	Avago Technologies Ltd.	4,659,230
109,660	KLA-Tencor Corp.	6,111,352
271,672	Lam Research Corp.*	12,045,936

		39,873,206

Software & Services – 3.1%
130,745	Computer Sciences Corp.	5,722,708
212,751	Fidelity National Information Services, Inc.	9,114,253
356,791	PTC Inc.*	8,752,083
93,277	Teradata Corp.*	4,685,304

		28,274,348

Technology Hardware & Equipment – 3.6%
55,559	Amphenol Corp. Class A	4,330,269
660,419	Juniper Networks, Inc.*	12,752,691
248,496	NetApp, Inc.*	9,388,179
654,710	Polycom, Inc.*	6,900,643

		33,371,782

Utilities – 9.4%
435,400	Calpine Corp.*	9,243,542
300,749	CMS Energy Corp.	8,171,350
238,591	NiSource, Inc.	6,833,246
184,987	Northeast Utilities	7,773,154
71,636	OGE Energy Corp.	4,885,575
378,482	PPL Corp.	11,452,865
227,529	Questar Corp.	5,426,567
178,168	SCANA Corp.	8,748,049
149,061	Sempra Energy	12,187,228

Common Stocks – (continued)
Utilities – (continued)
414,509	Xcel Energy, Inc.	$11,747,185

		86,468,761

TOTAL INVESTMENTS – 99.6%
(Cost $812,692,747)		$921,154,318

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		3,837,300

NET ASSETS – 100.0%		$924,991,618

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $812,692,747)	$921,154,318
Cash	10,688,437
Receivables:
Investments sold	18,934,707
Dividends	1,542,210
Fund shares sold	156,550
Other assets	4,688
Total assets	952,480,910

Liabilities:
Payables:
Investments purchased	25,895,819
Fund shares redeemed	803,282
Amounts owed to affiliates	661,016
Accrued expenses	129,175
Total liabilities	27,489,292

Net Assets:
Paid-in capital	794,300,674
Undistributed net investment income	7,524,876
Accumulated net realized gain	14,704,497
Net unrealized gain	108,461,571
NET ASSETS	$924,991,618
Net Assets:
Institutional	$647,710,793
Service	277,280,825
Total Net Assets	$924,991,618
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	36,609,198
Service	15,675,186
Net asset value, offering and redemption price per share:
Institutional	$17.69
Service	17.69

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment income:

Dividends	$7,528,302

Expenses:
Management fees	3,586,327
Distribution and Service fees — Service Class	319,698
Transfer Agent fees(a)	89,651
Printing and mailing costs	75,724
Custody, accounting and administrative services	48,235
Professional fees	37,751
Trustee fees	9,792
Other	8,449
Total expenses	4,175,627
Less — expense reductions	(141,941)
Net expenses	4,033,686
NET INVESTMENT INCOME	3,494,616

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $40,741)	110,569,119
Net change in unrealized gain on investments	11,276,544
Net realized and unrealized gain	121,845,663
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,340,279

(a) Institutional and Service Shares had Transfer Agent fees of $64,077 and $25,574, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$3,494,616	$9,613,542
Net realized gain	110,569,119	52,179,788
Net change in unrealized gain	11,276,544	73,515,221
Net increase in net assets resulting from operations	125,340,279	135,308,551

Distributions to shareholders:
From net investment income
Institutional Shares	—	(6,878,541)
Service Shares	—	(2,044,953)
Total distributions to shareholders	—	(8,923,494)

From share transactions:
Proceeds from sales of shares	49,619,734	77,172,149
Reinvestment of distributions	—	8,923,494
Cost of shares redeemed	(73,504,428)	(153,380,419)
Net decrease in net assets resulting from share transactions	(23,884,694)	(67,284,776)
TOTAL INCREASE	101,455,585	59,100,281

Net assets:

Beginning of period	823,536,033	764,435,752
End of period	$924,991,618	$823,536,033
Undistributed net investment income	$7,524,876	$4,030,260

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional	$15.33	$0.07		$2.29	$2.36	$—	$—	$—	$17.69	15.39%	$647,711	0.83	%(d)	0.86	%(d)	0.84	%(d)	58%
2013 - Service	15.35	0.05		2.29	2.34	—	—	—	17.69	15.24	277,281	1.08	(d)	1.11	(d)	0.62	(d)	58

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	13.09	0.18	(e)	2.24	2.42	(0.18)	—	(0.18)	15.33	18.41	601,620	0.84		0.87		1.24	(e)	79
2012 - Service	13.11	0.15	(e)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09		1.12		1.05	(e)	79
2011 - Institutional	14.10	0.11		(1.01)	(0.90)	(0.11)	—	(0.11)	13.09	(6.38)	604,797	0.85		0.86		0.81		75
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10		1.11		0.61		75
2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87		0.87		0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12		1.12		0.44		88
2009 - Institutional	8.66	0.14	(f)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86		0.86		1.46	(f)	111
2009 - Service	8.68	0.12	(f)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11		1.11		1.21	(f)	111
2008 - Institutional	14.02	0.14	(g)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84		0.84		1.16	(g)	93
2008 - Service	14.03	0.11	(g)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09		1.09		0.91	(g)	93

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.31% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.37% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.11% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy As of June 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$921,154,318	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2013, GSAM waived $134,484 of its management fee.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. This Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. For the six months ended June 30, 2013, GSAM did not make any reimbursement to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2013, custody fee credits were $7,457.

As of June 30, 2013, the amounts owed to affiliates of the Fund were $588,743, $56,982, and $15,291 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was to $630,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2013, Goldman Sachs earned $31,750 in brokerage commissions from portfolio transactions on behalf of the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were $516,335,828 and $522,252,294, respectively.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2012, the Fund’s capital loss carryforwards and certain timing differences on a tax-basis were as follows:

Capital loss carryforwards:(1)
Expiring 2017	$(91,647,805)
Timing differences (Deferred dividended income)	223,558

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$816,892,243
Gross unrealized gain	119,921,119
Gross unrealized loss	(15,659,044)
Net unrealized security gain	$104,262,075

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership and real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	985,528	$16,813,474	1,369,746	$19,890,419
Reinvestment of distributions	—	—	451,941	6,878,541
Shares redeemed	(3,609,103)	(61,484,253)	(8,781,130)	(127,112,408)
	(2,623,575)	(44,670,779)	(6,959,443)	(100,343,448)
Service Shares
Shares sold	1,925,365	32,806,260	3,947,427	57,281,730
Reinvestment of distributions	—	—	134,183	2,044,953
Shares redeemed	(706,795)	(12,020,175)	(1,801,047)	(26,268,011)
	1,218,570	20,786,085	2,280,563	33,058,672
NET DECREASE	(1,405,005)	$(23,884,694)	(4,678,880)	$(67,284,776)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Institutional
Actual	$1,000	$1,153.90		$4.43
Hypothetical 5% return	1,000	1,020.68	+	4.16
Service
Actual	1,000	1,152.40		5.76
Hypothetical 5% return	1,000	1,019.44	+	5.41

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.83% and 1.08% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Background

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2013. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the

Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. The Trustees took note of the favorable performance of the Fund’s Service Shares relative to the Fund’s peer group for the one- and three-year periods ended March 31, 2013. They also considered the Investment Adviser’s risk management enhancements, including the addition of certain key hires.
Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2013 Goldman Sachs. All rights reserved.

VITMCVSAR13/106652.MF.MED.TMPL/8/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Money Market Fund

Semi-Annual Report

June 30, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s standardized 7-day current yield was 0.00% and its standardized 7-day effective yield was also 0.00% as of June 30, 2013. The Fund’s one-month simple average yield was 0.01% as of June 30, 2013. The Fund’s 7-day distribution yield as of June 30, 2013 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above. Please visit www.goldmansachsfunds.com to obtain the most recent month-end performance.

Yields will fluctuate as market conditions change.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein global monetary policy stimulus helped assuage investors’ concerns about the slow-moving U.S. economy and the potential for a financial crisis in the Eurozone. Fiscal policy, global market volatility, Federal Reserve Board (“Fed”) policy and supply/demand conditions within the repurchase agreement and U.S. Treasury securities markets combined to keep money market yields lower during the Reporting Period.

Macroeconomic data, as well as the trajectory of global economic growth, was mostly positive, with global growth momentum picking up toward the end of the Reporting Period. European data improved, with very modest increases in the Eurozone’s Purchasing Managers Index (“PMI”) numbers and accelerating expansion in the U.K. Japan’s economy continued to respond broadly positively to its government and central bank policies. Japan’s Gross Domestic Product (“GDP”) rose 4.1% on an annualized basis in the first quarter of 2013. U.S. economic data remained in focus as a key determinant of the policy outlook.

During the first quarter of 2013, U.S. economic data softened somewhat, despite a strong housing sector. Fourth quarter 2012 GDP was much weaker than expected, at -0.1% on the quarter versus the consensus expectation of +1.1%. The contraction was driven by weaker federal defense spending and inventory accumulation, with the former related to the expectation of automatic cuts under the sequester and the latter likely impacted by Hurricane Sandy. While the first revision showed real GDP for the fourth quarter of 2012 up to +0.1%, this was still below revised consensus expectations of +0.5%, as government spending and business inventories continued to be large drags on growth. The U.S. economy added an average of 207,000 jobs over the first quarter of 2013, and the U.S. unemployment rate slid to 7.6%. Additionally, housing sector data continued to beat expectations, with national house prices up 8.1% in January 2013, according to the latest Case-Shiller report. The positive trends in labor market and housing data fueled early debate about the possibility the Fed may choose to wind down its asset purchases under its quantitative easing program, dubbed QE3, earlier than anticipated.

Conversely, the Eurozone economy showed further signs of weakening during the first quarter of 2013. The composite PMI, measuring manufacturing and services sector activity, slid further below the 50 threshold separating expansion from contraction to 46.5. Following several months of strong German economic data, IFO Institute for Economic Research and jobs numbers weakened in March 2013. (IFO Institute for Economic Research is a Munich-based research organization; IFO is an acronym for Information and Forschung (research).) The IFO headline reading for business sentiment fell to 106.7 from 107.4 in February 2013. Germany’s manufacturing reading dipped into contraction, at 49. Eurozone unemployment remained at a record 12%. Italy’s elections drove volatility in global markets, as the Center-Left’s failure to gain a majority in the Upper House raised concerns about the prospects for a stable coalition government. Independent ratings agency Fitch downgraded Italy’s sovereign rating by one notch in March

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2013, from A- to BBB+, citing political uncertainty. Later in the month, European leaders agreed to a €10 billion rescue for Cyprus. The deal involved the closure of Laiki Bank and the restructure of Bank of Cyprus, the country’s largest bank. The deal insured only deposits under €100 thousand, and Cypriot officials imposed capital controls to limit withdrawals and international transfers.

The second quarter of 2013 saw heightened volatility in interest rates in anticipation of the Fed reducing asset purchases later this year. Benchmark yields in the U.S., Europe and Japan rose substantially. In his mid-May 2013 testimony to Congress, Fed Chair Bernanke said the U.S. central bank could begin reducing asset purchases in the next few meetings. According to Mr. Bernanke, the case for the “taper” is supported by more positive economic reports, including better payrolls, consumer confidence and housing data. The Fed meeting and press conference in June 2013 were more hawkish than markets expected, resulting in a sell-off in both U.S. Treasuries and what are considered risk assets as well as a significant tightening in financial conditions as investors anticipated the potentially earlier end to accommodative monetary policy. The Fed increased its expectations for 2014 and 2015 GDP growth and reduced its unemployment rate forecasts, which resulted in the 6.5% threshold moving into the lower boundary of its 2014 forecast. While inflation expectations were also lowered for 2013, the Fed was largely dismissive of recent softening in inflation, with Bernanke noting it partly reflected “transitory influences.” The U.S. nonfarm payrolls report was stronger than expected again in June 2013, with 195,000 new jobs for the month and an average of 196,000 jobs over the second calendar quarter. The latest Case-Shiller index showed national house prices up 2.5% on the month in April 2013, the biggest monthly gain in the index’s history. The U.S. Conference Board consumer confidence index jumped to 81.4 in June 2013, the highest level since January 2008.

European peripherals performed well despite weaker economic data. Italian President Giorgio Napolitano was re-elected and Enrico Letta was named as Prime Minister, easing political uncertainty in Italy. The European Central Bank (“ECB”) cut its main policy rate by 25 basis points to a record low 0.50% in May, citing weak growth and slowing inflation. (A basis point is 1/100th of a percentage point.) While the move was widely anticipated, markets reacted to the ECB’s suggestion it could cut the deposit rate to negative. The Eurozone’s composite PMI of manufacturing and services sector activity rose to 48.7 in June 2013, though the sub-50 reading still indicated contraction. Eurozone unemployment remained at a record high above 12%, with youth unemployment close to 24%. May 2013 consumer prices data showed Eurozone inflation picking up to 1.6% on the year, from 1.4% in May 2013. However, this reading was still well below the ECB’s target of just below 2%, and the core rate, which excludes volatile food and energy prices, held steady at 1.2%.

In April 2013, the Bank of Japan (“BoJ”) announced surprisingly aggressive new easing measures in its first policy meeting since the induction of Governor Haruhiko Kuroda and deputies Kazumasa Iwata and Hiroshi Nakaso. BoJ governors signaled an aggressive policy shift with the announcement of a two-year time horizon to get inflation up to its 2% target. Measures to help the bank achieve this rate included an increase in Japanese government bond (“JGB”) purchases from ¥4 trillion to ¥7 trillion per month as well as an expansion of its riskier asset holdings through additional purchases of exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”).

Finally, it is important to note there were a number of significant developments on the money market reform front during the Reporting Period. On June 5, 2013, the Securities and Exchange Commission (“SEC”) unanimously voted to release for public comment two primary proposals for amendments, or “alternative proposals”, to SEC Rule 2a-7, which regulates most money market funds. The proposals could be adopted alone or in combination. The proposed rule release did not constitute a final rule. Indeed, it may well take many months, if not years, before implementation of any changes.

Alternative one would require prime “institutional” money market funds to operate with a floating net asset value (“NAV”), rather than the current $1.00 stable share price. Alternative two would allow money market funds to continue to operate with a stable share price but would generally require the use of liquidity fees and permit redemption gates in times of stress. If the SEC combined both alternative proposals, prime institutional funds could be required to operate with a floating NAV, and all funds other than government money market funds could be able to impose liquidity fees or redemption gates in certain circumstances. The SEC also recommended additional proposals, including stress testing, diversification and disclosure measures that would be applied regardless of which of the two alternative proposals were adopted.

Following the 90-day comment period, the SEC will consider public feedback and, if it determines to pursue a final rule, draft a final rule. The SEC would need three of five Commissioners to approve a final rule before it could be released publicly. In a final rule release, the SEC would specify an implementation timeline for any new requirements. The SEC indicated that implementation of the rule proposal would occur in stages, and the process could take from nine months to two years, depending on the particular proposal, from the date the rule is finally adopted. For further details on the rule proposals, see http://www.sec.gov/rules/proposed/2013/33-9408.pdf .

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. With the targeted federal funds rate near zero throughout the Reporting Period and no immediate indication of this changing despite the continued rhetoric from the Fed on moderating the monthly pace of asset purchases, money market yields were anchored near the same level with little difference between maturities. Further, the money market yield curve, or spectrum of maturities, was extremely flat during the Reporting Period.

That said, the Fund’s strategy differed between the first and second quarters of 2013. During the first quarter of 2013, repurchase agreement (“repo”) rates averaged more than 15 basis points. This provided us with opportunities to extend the Fund’s weighted average maturity at the longest end of the money market yield curve, positioning the Fund’s portfolio in a barbelled manner, wherein we invested primarily in overnight repurchase agreements and in securities with one-year maturities. The main factor driving the flatter money market yield curve during the first quarter of 2013 was higher than anticipated U.S. Treasury security supply, particularly in the U.S. Treasury bill market.

As we entered the second quarter of 2013, seasonal supply decreases in U.S. Treasury bill issuance were exacerbated by stronger than expected tax receipts. These factors, along with a more pronounced effect from the ongoing quantitative easing program from the Fed, caused repo rates to move lower and the longer end of the money market yield curve to rally as well. As a result of this change in supply and subsequent yield curve moves, we altered our Fund strategy to a more laddered approach, shifting some cash from what we considered to be the very expensive overnight sector into the three-month and four-month maturity sectors of the yield curve. We also allowed our longer-dated positions to roll down the yield curve.

The Fund’s weighted average maturity throughout the first half of 2013, regardless of the barbelled or laddered strategies being implemented, remained in the 30 to 55 day range.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions over the first half of 2013 did not provide bountiful opportunities to pick up yield, as the interest rate yield curve was fairly flat throughout, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to seek to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2012, the Fund’s weighted average maturity was 50 days. During the first quarter of 2013, we maintained the Fund’s weighted average maturity in a 30 to 55 day range. During the second quarter of 2013, we maintained the Fund’s weighted average maturity in a 40 to 55 day range. Throughout, we made adjustments in line with our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The Fund’s weighted average maturity on June 30, 2013 was 49 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 82 days as of June 30, 2013. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, from overnight repurchase agreements to securities with one-year maturities. We preferred secured positions to unsecured positions. We particularly made purchases in longer-dated agencies during the Reporting Period when prices declined and we had the opportunity to lock in the higher yields then available.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We did not make any significant changes in the Fund’s portfolio during the Reporting Period. As indicated earlier, we made adjustments to the Fund’s weighted average maturity based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

In our view, interest rates are likely to remain low at least through late 2015 or early 2016, with the Fed holding the targeted federal funds rate near zero. Although money market investment flows appear to have stabilized, we expect to keep the Fund conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

5

FUND BASICS

SECTOR ALLOCATION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 12.6%
ABN Amro Funding (USA) LLC
$5,000,000	0.190%	08/05/13	$4,999,077
Bank of China Ltd.
4,000,000	0.441	08/26/13	3,997,262
Chariot Funding LLC
5,000,000	0.301	02/26/14	4,990,000
Gemini Securitization Corp. LLC
5,167,000	0.240	08/06/13	5,165,760
Jupiter Securitization Co. LLC
5,000,000	0.301	03/14/14	4,989,333
Nationwide Building Society
5,000,000	0.290	08/01/13	4,998,751
Nederlandse Waterschapsbank N.V.
2,000,000	0.280	09/16/13	1,998,802
2,000,000	0.270	09/19/13	1,998,800
Versailles Commercial Paper LLC
5,000,000	0.230	08/02/13	4,998,978
Victory Receivables Corp.
4,564,000	0.180	07/22/13	4,563,521

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$42,700,284

Eurodollar Certificate of Deposit – 1.5%
Sumitomo Mitsui Trust Bank Ltd.
$5,000,000	0.270%	07/11/13	$5,000,007

Fixed Rate Municipal Debt Obligations – 2.5%
Rutgers State University
$2,000,000	0.220%	07/10/13	$2,000,000
3,260,000	0.260	07/10/13	3,260,000
State of California GO Series 2009
2,000,000	3.750	10/01/13	2,015,330
State of California GO Series 2009-3
1,070,000	5.250	04/01/14	1,107,325

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS			$8,382,655

U.S. Government Agency Obligations – 14.5%
Federal Home Loan Bank
$370,000	0.250%	07/05/13	$369,999
1,000,000	0.133 (a)	07/08/13	999,990
260,000	0.350	07/09/13	260,005
1,000,000	0.133 (a)	07/15/13	999,981
4,000,000	0.280	09/16/13	4,000,568
100,000	0.125	09/25/13	99,977
1,000,000	0.210	10/01/13	999,968
400,000	0.210	10/10/13	399,994
1,700,000	0.200	10/18/13	1,699,935
140,000	0.300	10/18/13	140,034

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$50,000	0.375%	10/18/13	$50,023
1,000,000	3.625	10/18/13	1,010,136
2,000,000	0.210	10/24/13	1,999,982
7,000,000	0.375	11/27/13	7,004,183
1,000,000	0.125 (b)	07/01/14	999,073
3,000,000	0.245 (b)	07/25/14	3,000,000
2,000,000	0.250	07/25/14	2,000,000
Federal Home Loan Mortgage Corporation
1,000,000	4.500	07/15/13	1,001,626
3,000,000	0.150	10/08/13	2,998,763
3,000,000	0.150	10/10/13	2,998,738
150,000	0.375	10/15/13	150,068
130,000	0.875	10/28/13	130,278
500,000	0.375	10/30/13	500,269
5,000,000	0.130	02/07/14	4,999,454
Federal National Mortgage Association
240,000	0.500	08/09/13	240,058
100,000	1.125	10/08/13	100,244
3,075,000	4.625	10/15/13	3,114,089
5,200,000	0.160	10/25/13	5,197,319
Overseas Private Investment Corp. (USA)
2,000,000	0.140 (a)	07/08/13	2,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$49,464,754

U.S. Treasury Obligations – 0.5%
United States Treasury Notes
$300,000	1.000%	07/15/13	$300,086
800,000	0.125	09/30/13	799,838
700,000	3.125	09/30/13	705,086

TOTAL U.S. TREASURY OBLIGATIONS			$1,805,010

Variable Rate Municipal Debt Obligations(a) – 20.5%
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Bachenhmer Building Project Series 2002-A-T (FNMA, LIQ)
$865,000	0.260%	07/08/13	$865,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Berkeleyan Project Series 2003-A-T (FNMA, LIQ)
700,000	0.260	07/08/13	700,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Darling Florist Building Project Series 2002-A-T (FNMA, LIQ)
140,000	0.260	07/08/13	140,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for GAIA Building Project Series 2000-A-T (FNMA, LIQ)
100,000	0.260	07/08/13	100,000

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JP Morgan Chase Bank N.A., LIQ)
$1,000,000	0.120	%(c)	07/01/13	$1,000,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)
950,000	0.120	(c)	07/01/13	950,000
Charlotte-Mecklenburg, North Carolina Hospital Authority Health Care Systems VRDN RB Refunding for Carolinas Health Care Series 2007 C RMKT (JPMorgan Chase & Co., SPA)
1,000,000	0.070		07/08/13	1,000,000
City of Austin, Texas Hotel Occupancy Tax Subordinate Lien VRDN RB Refunding Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
620,000	0.070		07/08/13	620,000
City of Charlotte, North Carolina Water & Sewer System VRDN RB Series 2006 B (Wells Fargo Bank N.A., SPA)
450,000	0.050		07/08/13	449,996
City of Riverton Hospital VRDN RB Floater Certificates Series 2012-33C (GTY AGMT- Wells Fargo Bank N.A.) (Wells Fargo Bank N.A., LIQ)
3,000,000	0.060	(c)	07/08/13	3,000,000
Collier County, Florida Housing Finance Authority MF Hsg VRDN RB for Brittany Bay Housing Series 2001-B (FNMA, LIQ)
875,000	0.260		07/08/13	875,000
Cook County, Illinois GO VRDN Series 2002 B (Bank of New York Mellon, SPA)
1,100,000	0.070		07/08/13	1,100,000
Dekalb County, Georgia Development Authority VRDN RB for Emory University Series 1995 B (GO of University)
3,400,000	0.180		07/08/13	3,400,000
Illinois Health Facilities Authority VRDN RB for Evanston Hospital Corp. Series 1996 RMKT (JPMorgan Chase Bank N.A., SPA)
1,000,000	0.070		07/08/13	1,000,000
Kentucky Housing Corporation VRDN RB for Overlook Terrace Series 2008-B (FNMA, LIQ)
690,000	0.260		07/08/13	690,000
Los Angeles Community College District GO VRDN for Building America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
10,250,000	0.450	(c)	07/08/13	10,250,000

Massachusetts Health & Educational Facilities Authority VRDN
RB for Partners HealthCare System Series 2009 I-2 (GTY
AGMT- Bringham and Women’s Hospital, Inc., Faulkner
Hospital and Massachusetts General Hospital)
(U.S. Bank N.A., SPA)

1,600,000	0.050		07/08/13	1,600,000
Massachusetts Housing Finance Agency VRDN RB Series 2009-B (Bank of New York Mellon, LOC)
6,204,000	0.250		07/08/13	6,204,000
Missouri Health & Educational Facilities Authority VRDN RB for BJC Health System Series 2008 C (BJC Health System, LIQ)
675,000	0.060		07/08/13	675,000

Variable Rate Municipal Debt Obligations(a) – (continued)
New York City GO VRDN Series 2007 Subseries D-4 (Calyon Bank, SPA)
$250,000	0.100%		07/08/13	$250,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2006-CC-2 (Bank of Nova Scotia, SPA)
1,000,000	0.070		07/01/13	1,000,000
New York State Housing Finance Agency VRDN RB for Worth Street Series 2001 A RMKT (FNMA, LIQ)
600,000	0.060		07/08/13	600,000
New York State Housing Finance Agency VRDN RB Series 2000-B RMKT (FNMA, LIQ)
300,000	0.200		07/08/13	300,000
New York State Urban Development Corp. VRDN RB Putters Series 2013 T0020 (JPMorgan Chase Bank N.A., LIQ)
4,985,000	0.120	(c)	07/01/13	4,985,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax- Exempt Preferred Series 2010-1 (Deutsche Bank Trust Co., LIQ)
500,000	0.210	(c)	07/08/13	500,000
Oglethorpe, Georgia Power Corp. VRDN RB Putters Series 2012 SGT05 (NATL-RE FGIC) (Societe Generale, LIQ)
10,200,000	0.110	(c)	07/01/13	10,200,000
Ohio State Higher Educational Facility Commission VRDN RB for Cleveland Clinic Health System Floater Certificates Series 2008 59C (Wells Fargo Bank & Co., LIQ)
800,000	0.060	(c)	07/08/13	800,000
Orange County, California Apartment Development VRDN RB Refunding for Riverbend Apartments Series 1999 B (FHLMC, LIQ)
4,000,000	0.060		07/08/13	4,000,000
Port of Corpus Christi Authority of Nueces County VRDN RB for Flint Hills Resources Series 2002 A (GTY AGMT-Flint Hills Resources)
1,000,000	0.070		07/08/13	1,000,000
Texas State GO VRDN Refunding for Taxable Veterans’ Land Series 2002 (Landesbank Hessen-Thueringen Girozentrale, SPA)
600,000	0.150		07/08/13	600,000
Texas State GO VRDN Refunding for Taxable Veterans Land Series 2010 B RMKT (Sumitomo Mitsui Banking Corp., SPA)
1,000,000	0.150		07/08/13	1,000,000
Texas State GO VRDN Refunding Series 2010 D RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
1,000,000	0.130		07/08/13	1,000,000
University of Alabama VRDN RB Series 1993 B
900,000	0.170		07/08/13	900,000
University of Massachusetts Building Authority Project VRDN RB Senior Series 2008-1 (JPMorgan Chase N.A., SPA)
1,500,000	0.100		07/08/13	1,500,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 B (U.S. Bank N.A., SPA)
850,000	0.050		07/08/13	850,000

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
Washington State Housing Finance Commission VRDN RB for Eagles Landing Series 2006-B (FNMA, LIQ)
$150,000	0.280%		07/08/13	$150,000
Wayne County, Michigan VRDN RB P-Floats-Series 2013 TNP-1005 (Bank of America N.A., LIQ)
5,620,000	0.450	(c)	07/01/13	5,620,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$69,873,996

Variable Rate Obligations(a) – 16.3%
Australia & New Zealand Banking Group Ltd.
$5,000,000	0.348	%(c)	07/18/14	$5,000,000
Bank of Nova Scotia (The)
5,000,000	0.324		07/23/14	5,000,000
Commonwealth Bank of Australia
3,000,000	0.324	(c)	11/18/13	3,000,000
3,000,000	0.299	(c)	04/04/14	3,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
9,000,000	0.425		08/12/13	9,000,000
Credit Suisse Securities (USA) LLC
5,000,000	0.283		09/30/13	5,000,000
Deutsche Bank AG
5,000,000	0.253		09/30/13	5,000,000
JPMorgan Chase Bank N.A.
8,000,000	0.354		07/07/14	8,000,000
Providence Health & Services (U.S. Bank N.A., SBPA)
880,000	0.200		07/08/13	880,000
Svenska Handelsbanken A.B.
5,000,000	0.362		07/03/14	5,000,000
Wells Fargo Bank N.A.
2,500,000	0.322		07/18/14	2,500,000
Westpac Banking Corp.
4,000,000	0.385	(c)	07/01/14	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$55,380,000

Yankee Certificates of Deposit – 9.4%
Credit Industriel et Commercial
$5,000,000	0.320%		08/02/13	$5,000,022
Mitsubishi UFJ Trust & Banking Corp.
5,000,000	0.260		07/08/13	5,000,000
Mizuho Corporate Bank Ltd.
5,000,000	0.250		08/21/13	5,000,000
Norinchukin Bank
5,000,000	0.240		09/10/13	5,000,000
Societe Generale
7,000,000	0.200		07/31/13	7,000,000

Yankee Certificates of Deposit – (continued)
Sumitomo Mitsui Banking Corp.
$5,000,000	0.250%		11/01/13	$5,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$32,000,022

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$264,606,728

Repurchase Agreements(d) – 22.2%
ABN Amro Securities (USA) LLC
$1,000,000	0.260	%(a)	07/03/13	$1,000,000
Maturity Value: $1,000,051
Settlement Date: 06/26/13
Collateralized by various equity security issuers. The aggregate market value of the collateral, including accrued interest, was $1,080,035.

BNP Paribas Securities Corp.
2,000,000	0.430		07/01/13	2,000,000
Maturity Value: $2,000,072

Collateralized by various asset-backed obligations, 0.000% to
7.280%, due 01/08/14 to 05/25/37, various corporate security issuers, 3.750% to 11.875%, due 01/08/15 to 06/01/23. The
aggregate market value of the collateral, including accrued
interest was, $2,265,398.

5,000,000	0.380	(a)	07/02/13	5,000,000
Maturity Value: $5,000,369
Settlement Date: 06/25/13
Collateralized by various corporate security issuers, 0.350% to 7.500%, due 08/01/13 to 04/01/31. The aggregate market value of the collateral, including accrued interest was, $5,501,300.

Credit Agricole Corporate and Investment Bank
5,000,000	0.190	(a)(e)	07/02/13	5,000,000
Maturity Value: $5,003,246
Settlement Date: 03/01/13
Collateralized by Federal Home Loan Mortgage Corp., 3.000%, due 06/01/43. The market value of the collateral, including accrued interest, was $5,150,000.

Deutsche Bank Securities, Inc.
3,000,000	0.380		07/01/13	3,000,000
Maturity Value: $3,000,095
Collateralized by various corporate security issuers, 1.750% to 8.875%, due 12/01/13 to 10/15/39. The aggregate market value of the collateral, including accrued interest, was $3,300,473.
5,000,000	0.200	(f)	09/13/13	5,000,000
Maturity Value: $5,004,972
Settlement Date: 03/18/13
Collateralized by Government National Mortgage Association, 0.000% to 1.120%, due 07/20/40 to 09/16/51. The aggregate market value of the collateral, including accrued interest, was $5,250,000.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(d) – (continued)
ING Financial Markets LLC
$5,000,000	0.150%		07/01/13	$5,000,000
Maturity Value: $5,000,063
Collateralized by various corporate security issuers, 2.050% to 2.650%, due 10/07/15 to 01/15/24. The aggregate market value of the collateral, including accrued interest, was $5,251,569.

Joint Repurchase Agreement Account III
39,500,000	0.145		07/01/13	39,500,000
Maturity Value: $39,500,478

RBS Securities, Inc.
5,000,000	0.830	(a)(f)	08/02/13	5,000,000
Maturity Value: $5,009,568
Settlement Date: 05/16/13
Collateralized by Federal Home Loan Mortgage Corp., 2.022% to 2.567%, due 01/01/42 to 07/01/43 . The aggregate market value of the collateral, including accrued interest, was $5,101,852.

Wells Fargo Securities LLC
5,000,000	0.130		07/01/13	5,000,000
Maturity Value: $5,000,054

Collateralized by various asset-backed obligations, 0.590% to
4.700%, due 01/17/17 to 05/15/46, various corporate security issuers, 0.000% to 9.625%, due 10/01/13 to 05/15/23,
government agency securities, 0.000%, due 12/27/18 to
06/06/19, various mortgage-backed obligations, 0.943% to
5.500%, due 08/15/29 to 05/15/48 and a municipal debt
obligation, 1.693%, due 06/25/42. The aggregate market
value of the collateral, including accrued interest was,
$5,269,288.

TOTAL REPURCHASE AGREEMENTS				$75,500,000

TOTAL INVESTMENTS – 100.0%				$340,106,728

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%				93,487

NET ASSETS – 100.0%				$340,200,215

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at June 30, 2013.
(b)	All or a portion represents a forward commitment.
(c)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At June 30, 2013, these securities amounted to $52,305,000 or approximately 15.4% of net assets.
(d)	Unless noted, all repurchase agreements were entered into on June 30, 2013. Additional information on Joint Repurchase Agreement Account III appears on page 11.
(e)	The instrument is subject to a demand feature.
(f)	Security has been determined to be illiquid by the Investment Adviser. At June 30, 2013, these securities amounted to $10,000,000 or approximately 2.9% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
GO	—	General Obligation
GTY AGMT	—	Guaranty Agreement
IHC	—	Intermountain Health Care
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MF Hsg	—	Multi-Family Housing
NATL-RE	—	National Reinsurance Corp.
RB	—	Revenue Bond
RMKT	—	Remarketed
SBPA	—	Standby Bond Purchase Agreement
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Notes

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2013, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 1, 2013, as follows:

Principal Amount	Maturity Value	Collateral Value
$39,500,000	$39,500,478	$40,508,818

REPURCHASE AGREEMENTS — At June 30, 2013, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.150%	$21,127,907
Crédit Agricole Corporate and Investment Bank	0.140	18,372,093
TOTAL		$39,500,000

At June 30, 2013, the Joint Repurchase Agreement Account III was fully collateralized by cash and the following securities:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 4.000%	05/01/28 to 06/01/43
Federal National Mortgage Association	0.375 to 4.500	03/16/15 to 05/01/43
U.S. Treasury Bills	0.000	11/21/13 to 06/26/14
U.S. Treasury Bonds	4.375 to 4.625	11/15/39 to 02/15/40
U.S. Treasury Inflation Indexed Bond	3.875	04/15/29
U.S. Treasury Note	0.250 to 1.625	12/15/15 to 11/15/22

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments based on amortized cost	$264,606,728
Repurchase agreements based on amortized cost	75,500,000
Cash	52,100
Receivables:
Investments sold	3,940,003
Interest	187,407
Fund shares sold	182,614
Reimbursement from investment adviser	44,825
Other assets	3,050
Total assets	344,516,727

Liabilities:
Payables:
Investments purchased	3,999,073
Fund shares redeemed	180,096
Amounts owed to affiliates	70,624
Accrued expenses	66,719
Total liabilities	4,316,512

Net Assets:
Paid-in capital	340,197,396
Accumulated net realized gain from investments	2,819
NET ASSETS	$340,200,215
Shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	340,197,377
Net asset value, offering and redemption price per share	$1.00

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Interest	$485,455

Expenses:
Distribution and Service fees	429,401
Management fees	352,108
Professional fees	42,062
Transfer Agent fees	34,349
Printing and mailing costs	22,567
Trustee fees	9,197
Custody, accounting and administrative services	3,542
Other	7,346
Total expenses	900,572
Less — expense reductions	(419,780)
Net expenses	480,792
NET INVESTMENT INCOME	4,663
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	8,634
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,297

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

From Operations:
Net investment income	$4,663	$9,247
Net realized gain	8,634	4,734
Net increase in net assets resulting from operations	13,297	13,981

Distributions to shareholders:
From net investment income	(4,663)	(9,247)
From net realized gains	(5,815)	(4,734)
Total distributions to shareholders	(10,478)	(13,981)

From share transactions (at net asset value of $1.00 per share):
Proceeds from sales of shares	63,653,942	315,283,256
Reinvestment of distributions	10,478	13,981
Cost of shares redeemed	(81,012,467)	(101,924,898)
Net increase (decrease) in net assets resulting from share transactions	(17,348,047)	213,372,339
TOTAL INCREASE (DECREASE)	(17,345,228)	213,372,339

Net assets:

Beginning of period	357,545,443	144,173,104
End of period	$340,200,215	$357,545,443

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)		Net assets, end of period (in 000's)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2013	$1.00	$—	(d)	$—	(d)	$1.00	—	%(e)	$340,200	0.28	%(f)	0.52	%(f)	—	%(f)(g)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012	1.00	—	(d)	—	(d)	1.00	0.01		357,545	0.35		0.53		—	(g)
2011	1.00	—	(d)	—	(d)	1.00	0.01		144,173	0.30		0.66		0.01
2010	1.00	—	(d)	—	(d)	1.00	0.01		123,365	0.33		0.68		—	(g)
2009	1.00	0.002	(h)	(0.002	)(h)	1.00	0.15		143,347	0.53		0.77		0.15
2008	1.00	0.02		(0.02)		1.00	2.25		194,871	0.63		0.71		2.27

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005%.
(f)	Annualized.
(g)	Amount is less than 0.005% of average net assets.
(h)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust, that may not solely relate to the Fund, are allocated to the Fund and other funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitment Transactions — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statement of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement for the current reporting period. Since these amended principles require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or results of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

At June 30, 2013, the Fund’s investments in repurchase agreements were all subject to enforceable MRAs. Repurchase agreements on a net basis were as follows:

Repurchase Agreements
Total gross amount presented in Statement of Assets and Liabilities	$75,500,000
Non-cash Collateral offsetting(1)	(70,388,840)
Cash Collateral offsetting(1)	(5,111,160)
Net Amount(2)	$—

(1)	At June 30, 2013 the value of the collateral and cash received from each seller exceeded the value of the related repurchase agreements.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of June 30, 2013, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Fund’s average daily net assets.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, GSAM reimbursed $77,843 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which resulted in a reduction of $23 of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

E.  Contractual and Net Fund Expenses — During the six months ended June 30, 2013, Goldman Sachs, as distributor, voluntarily agreed to waive a portion of distribution and service plan fees attributable to the Fund. This waiver may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

Fee/Expense Type	Contractual rate, if any		Ratio of net expenses to average net assets for the six months ended June 30, 2013*
Management Fee	0.21	%(a)	0.21%
Distribution and Service Fees	0.25		0.05
Transfer Agency Fee	0.02		0.02
Other Expenses	—		— (b)
Net Expenses			0.28%

*	Annualized
(a)	Unrounded contractual rate is 0.205%.
(b)	Amount is less than 0.005% of average net assets.

For the six months ended June 30, 2013, Goldman Sachs waived $341,914 in distribution and service fees.

For the six months ended June 30 2013, the amounts owed to affiliates of the Fund were $57,676, $7,321, and $5,627 for management, distribution and service fees, and transfer agent fees, respectively.

F.  Line of Credit Facility — As of June 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13		Expenses Paid for the 6 Months Ended 06/30/13*
Actual	$1,000.00	$1,000.03		$1.39
Hypothetical 5% return	1,000.00	1,023.41	+	1.40

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.28%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to waive certain fees in order to maintain a positive yield for the Fund and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2012. The information on the Fund’s investment performance was provided for the one-, three- and five-year periods ending on December 31, 2012.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Fund in light of its investment objective and the credit parameters. They also considered the challenging yield environment in which the Fund had operated since 2009. They noted that despite volatility in the U.S. and global financial markets since 2009, the Investment Adviser had been able to maintain a stable net asset value and positive yield to meet the demand of the Fund’s investors, in many instances as the result of voluntary fee waivers and expense reimbursements. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They noted that the Investment Adviser and Goldman Sachs had taken a number of steps, including waiving fees and reimbursing expenses, in order to maintain a positive yield for the Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level; and the willingness of Goldman Sachs to waive certain fees on a temporary basis in order to maintain a positive Fund yield. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2013 Goldman Sachs. All rights reserved.

VITMMSAR13/106788.MF.MED.TMPL/8/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund*

Semi-Annual Report

June 30, 2013

*	Formerly, Goldman Sachs Government Income Fund. Effective at the close of business April 30, 2013, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. Performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

2

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the six months ended June 30, 2013 (the “Reporting Period”), U.S. equities recorded strong gains, while U.S. fixed income markets generally declined.

Equity Markets

U.S. equities, as represented by the S&P® 500 Index, extended their rally from 2012 with a strong first quarter in 2013. Indeed, the S&P® 500 Index finished the first quarter of 2013 with significant gains, making a five-year high during these months. The Dow Jones Industrial Average also hit a new record high during the first calendar quarter.

Despite the overhang of automatic spending cuts, or sequestration, that went into effect in March 2013, U.S. equity markets reflected a variety of improving economic indicators. Strong momentum in the housing market continued, as the Case-Shiller Index of house prices rose 8.1% in January 2013, year-over-year the fastest pace since mid-2006. The employment picture also improved, with the unemployment rate dropping to 7.7%. Strong retail sales suggested consumers may have been feeling the effects of better housing and labor market conditions.

After a strong start to the second quarter of 2013, bullish sentiment began to fade, and the U.S. equity rally halted in mid-May 2013 when Federal Reserve (“Fed”) Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. U.S. equity markets calmed toward the end of the month as a downward revision of first quarter Gross Domestic Product (“GDP”) from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. Still, the S&P® 500 Index declined modestly in June 2013, ending seven consecutive months of gains and muting returns for the quarter as a whole. Even with that, both the S&P® 500 Index and the Dow Jones Industrial Average made fresh record highs, fueled by the continued strong rebound in house prices during the second calendar quarter, and returns for the Reporting Period overall were still significantly up.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. Health care did best, followed closely by consumer discretionary and financials. Conversely, materials performed worst, as commodity prices were volatile in part due to a slowing Chinese economy. Information technology, utilities, telecommunication services and energy were also comparatively weak, though still producing positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market; however, growth stocks substantially outperformed value stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

Fixed Income Markets

When the Reporting Period began in January 2013, risk appetite in the fixed income markets was supported by a last-minute deal on the fiscal cliff, as U.S. lawmakers agreed to extend the Bush-era tax cuts for all but the highest income earners. Spread, or non-U.S. Treasury, fixed income sectors rallied, and the yields on U.S. Treasury securities rose. This trend reversed itself during February 2013, as market volatility increased, primarily on worries about U.S. fiscal policy gridlock and Italy’s elections. The center-left’s failure to gain a majority in the upper house of Italy’s legislature raised concerns about the prospects for a stable coalition government and the country’s commitment to reform.

In March 2013, tensions resurfaced in the Eurozone, as Cyprus’ bailout by Euro-area finance ministers raised the prospect of a tax on bank deposits, prompting fears of a more widespread run on European banks. As investors grew more defensive, U.S. Treasury yields declined. Spread sectors remained relatively firm. In the U.S., Congress chose to not act on the automatic federal spending cuts known as the sequester, allowing them to start taking effect. Still, the U.S. housing and labor markets continued to show signs of strength, which was interpreted to mean the Fed could begin laying the groundwork for policy tightening.

3

MARKET REVIEW

In early April 2013, U.S. economic data softened somewhat but was followed later in the month by more positive signs —employment and housing market data were strong. U.S. Treasury yields declined on the disappointing economic data in early April, stabilizing later in the month. Spread sectors also performed well, as investors looked past sluggish economic data for higher yielding assets in the exceptionally low interest rate environment.

At the beginning of May 2013, U.S. economic data continued to show signs of recovery with strong housing price appreciation and improvement in the jobs picture. Later in May, during testimony to Congress, Fed Chair Ben Bernanke said the central bank could begin reducing asset purchases. The case for the “taper” was supported by more positive economic reports, including better payrolls, consumer confidence and housing data. In response to Bernanke’s testimony, U.S. Treasury yields rose substantially. At the same time, spread sectors grew more volatile, reflecting widespread uncertainty over how markets might function should the Fed withdraw support.

In June 2013, bond investors focused on the U.S. economy and stronger than expected payrolls data, which reinforced expectations the Fed may start reducing its quantitative easing during 2013. U.S. Treasury yields continued to rise, as the Fed meeting and press conference were more hawkish than expected. Spread sectors remained volatile.

Looking Ahead

Equity Markets

As we enter the second half of 2013, we continue to be constructive on the U.S. equity market. Despite a strong first half of 2013, we believe the case for investing in U.S. equities remains compelling. In our view, at the end of the Reporting Period, valuations were reasonable, as the S&P 500® Index was trading below its historical average price-to-earnings (P/E) multiple and offered an attractive dividend yield of approximately 2%. We believe the strength of corporate balance sheets provides companies with a number of options to enhance shareholder value going forward. Signs of improving U.S. economic growth remained intact at the end of June 2013, supported by a continued recovery in the U.S. housing market and in consumer confidence. However, some headwinds also remained, given market concerns about the Fed tapering asset purchases, rising interest rates, fiscal policy’s drag on economic growth and global economic weakness. We believe it is important to recognize that rising interest rates and advancing equity markets are not necessarily mutually exclusive. We feel equities have the potential to continue to rise in an increasing rate environment driven by improving U.S. economic growth and given that the absolute level of rates still remains low by historical standards. Additional catalysts could be improved sentiment and increased flows into equities.

Fixed Income Markets

In our view, strengthening U.S. economic growth is likely have a significant impact on global bond markets during the second half of 2013. Though we believe the Fed is unlikely to hike the federal funds target rate until at least 2015, the U.S. central bank’s comments about monetary tightening have pushed bond yields higher across the board. In the coming months, we expect fixed income markets to remain volatile as investors adjust to the prospect of a shift in Fed policy.

In the spread sectors, at the end of the Reporting Period, fundamental credit quality remained unchanged. U.S. corporate bonds continued to benefit from healthy balance sheets, solid profits and low defaults, while the emerging markets had relatively low debt-to-GDP ratios and sound fiscal balances. We believe the price declines during the Reporting Period brought value back into spread sectors, which had become expensive. Should markets stabilize, we expect to find a number of attractive investment opportunities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of -2.37%. This return compares to the -2.44% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period. For the period since their inception on April 30, 2013 through June 30, 2013, the Fund’s Institutional Shares generated a cumulative total return of -3.36% compared to the -3.30% cumulative total return of the Barclays Index.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy added to relative returns. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. Also contributing positively was our bottom-up individual issue selection within the collateralized and corporate bond sectors.

The Fund’s tactical duration and U.S. yield curve positioning detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Which fixed income market sectors most affected Fund performance?

Early in the Reporting Period, as spread sectors rallied on increased economic confidence, the Fund benefited from its overweight relative to the Barclays Index to corporate credit risk and from its exposure to non-agency mortgage-backed securities. Later in the Reporting Period, our long volatility positioning, implemented with swaptions (or options on interest rate swap contracts) within our cross-sector strategy, enhanced relative returns as interest rates rose dramatically in May and June 2013. Our tactical positioning in agency mortgage-backed securities also contributed positively.

The Fund benefited from issue selection within the collateralized sector, particularly among agency pass-through mortgage-backed securities with a “down in coupon” bias (that is, a bias toward securities with lower coupons) and non-agency adjustable rate mortgages (“ARMs”). (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) The Fund also benefited from issue selection among industrial and financial corporate bonds.

The Fund was hurt by its overweight relative to the Barclays Index in emerging markets debt, particularly in June 2013 when emerging markets bond prices declined significantly from previous highs. Our issue selection within the government/agency sector also had a negative impact on the Fund’s relative performance.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from its relative returns during the Reporting Period. The Fund was hurt by its short to neutral duration position relative to the duration of the Barclays Index, expressed through a steepening bias in the U.S. Treasury yield curve, during the much of the Reporting Period. This was particularly the case during April 2013 when interest rates declined in response to weak economic data. After the Fed indicated it could begin tapering its asset purchases sooner than the market anticipated, interest rates moved higher, and thus in May and June 2013, the Fund’s short duration positioning somewhat offset the earlier underperformance. U.S. Treasury yields increased during the Reporting Period overall, with the five-year U.S. Treasury yield rising 62 basis points; the 10-year U.S. Treasury yield rising 70 basis points; and the 30-year U.S. Treasury yield rising 56 basis points. (A basis point is 1/100th of a percentage point.)

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS CORE FIXED INCOME FUND

sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Swaptions were employed to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, the Fund used credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between U.S. Treasury securities and non-Treasury securities that are identical in all respects except for quality rating). Interest rate swaps were utilized to manage exposure to fluctuations in interest rates. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we shifted the Fund from an overweight position in agency mortgage-backed securities to an underweight relative to the Barclays Index. We also moved the Fund from an overweight in corporate credit risk to a neutral position compared to the Barclays Index.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities relative to the Barclays Index. It was overweight investment grade corporate bonds, residential mortgage-backed securities and asset-backed securities compared to the Barclays Index. It was more modestly overweight quasi-government bonds and slightly underweight commercial mortgage-backed securities and pass-through mortgage securities. In addition, the Fund had exposure to covered bonds and emerging markets debt. (Covered bonds are securities created from either mortgage loans or public sector loans.)

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 13.57%. This return compares to the 13.82% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

All 10 sectors in the S&P 500 Index advanced during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500 Index and to the Fund were health care, consumer discretionary and financials. The largest sector by weighting in the S&P 500 Index at the end of the Reporting Period was information technology at a weighting of 17.81%. The industries with the strongest performance in terms of total return were office electronics; diversified consumer services; biotechnology; airlines; and leisure equipment and products.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500 Index and to the Fund were financials, health care and consumer discretionary. The industries with the strongest performance on the basis of impact were pharmaceuticals; insurance; oil, gas and consumable fuels; media; and diversified financial services.

Which sectors and industries in the S&P 500 Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were materials, information technology and energy. The weakest performing industries in terms of total return were metals and mining; computers and peripherals; construction materials; gas utilities; and real estate investment trusts.

On the basis of impact, the weakest performing sectors were materials, telecommunication services and utilities. The weakest performing industries were computers and peripherals; metals and mining; construction materials; gas utilities; and real estate management and development.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution were Microsoft, Johnson & Johnson, Google, Berkshire Hathaway and Wells Fargo. The weakest performers were Apple, Oracle, Newmont Mining, Freeport-McMoRan Copper & Gold and EMC.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements.

What changes were made to the makeup of the S&P 500 Index during the Reporting Period?

Seven stocks were removed from the S&P 500 Index during the Reporting Period. They were Federated Investors, Big Lots, MetroPCS Communications, Coventry Health Care, Dean Foods, H.J. Heinz and First Horizon National.

There were also seven additions to the S&P 500 Index during the Reporting Period. They were AbbVie, PVH, Regeneron Pharmaceuticals, Macerich, Kansas City Southern, General Motors and Zoetis.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Effective after the close of business on April 30, 2013, the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Income Fund was renamed and repositioned as the Goldman Sachs Variable Insurance Trust — Goldman Sachs High Quality Floating Rate Fund (the “Fund”). At the same time, the Fund’s performance benchmark was changed from the Barclays Government/Mortgage Index (the “Barclays Index”) to the BofA ML Three-Month U.S. Treasury Bill Index (the “BofA Index”), which the Investment Adviser believes is a more appropriate benchmark against which to measure the Fund’s performance in light of changes to the Fund’s investment strategies. The performance information reported below is the combined performance of the Fund, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of -0.08%. This return compares to the 0.04% cumulative total return of the Fund’s new benchmark, the BofA Index for the same time period. To compare, the Fund’s former benchmark, the Barclays Index, generated a -2.02% cumulative total return during the same time period. For the period since their inception on April 30, 2013 through June 30, 2013, the Fund’s Institutional Shares generated a cumulative total return of -0.11% compared to the 0.02% cumulative total return of the BofA Index and a -2.62% cumulative total return of the Barclays Index.

How did the Fund’s investment strategy change as a result of its renaming and repositioning at the end of business on April 30, 2013?

The Fund’s investment objective changed from seeking “a high level of current income, consistent with safety of principal” to seeking “to provide a high level of current income, consistent with low volatility of principal.” The Fund, which formerly invested primarily in U.S. government securities, focuses, as of close of business on April 30, 2013, on high quality floating rate or variable rate obligations.

What key factors had the greatest impact on the Fund’s performance between January 1, 2013 and April 30, 2013 (“the initial part of the Reporting Period”)?

During the initial part of the Reporting Period, the Fund’s duration and yield curve positioning detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Contributing positively was our bottom-up individual issue selection in the collateralized sector. Our top-down cross-sector strategy also enhanced returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index.

Which fixed income market sectors helped or hurt Fund performance during the initial part of the Reporting Period?

Issue selection within the collateralized sector added the most to relative performance during the initial part of the Reporting Period. In particular, the Fund benefited from our focus on mortgage pass-through securities, specifically those with lower coupons. We consider lower coupon mortgage pass-through securities less susceptible to prepayment risk. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Our issue selection among agency collateralized mortgage obligations (“CMOs”) also contributed positively. Detracting from the Fund’s relative returns was our issue selection of government and agency securities, particularly selection of Fannie Mae agency bonds and Tennessee Valley Authority (“TVA”) agency bonds. In addition, our selection of U.S. Treasury futures dampened Fund performance.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Within our cross-sector strategy, the Fund’s underweight relative to the Barclays Index in agency debentures was advantageous. However, the Fund’s exposure to U.S. swap spreads detracted from relative results. (A swap spread is the difference in yield between a fixed-rate interest rate swap and a U.S. government bond of the same maturity.)

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the initial part of the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from its relative performance during the initial part of the Reporting Period. The Fund was hurt by its underweight positions in the seven-year, 10-year and 20-year segments of the U.S. Treasury yield curve when yields increased during February 2013. This performance was somewhat offset by the positive contribution of the Fund’s steepening bias in the three-year and five-year segments of the U.S. Treasury yield curve. U.S. Treasury yields declined during the initial part of the Reporting Period, with the five-year U.S. Treasury yield dropping five basis points; the 10-year U.S. Treasury yield falling eight basis points; and the 30-year U.S. Treasury yield declining seven basis points. (A basis point is 1/100th of a percentage point.)

How did the Fund use derivatives and similar instruments during the initial part of the Reporting Period?

As market conditions warranted during the initial part of the Reporting Period, the Fund engaged in U.S. Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. In addition, interest rate swaps were used to manage exposure to fluctuations in interest rates. Swaptions (or options on interest rate swap contracts) were employed to express our investment views and manage volatility. Overall, we employed derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the initial part of the Reporting Period?

We shifted the Fund from a neutral duration position relative to the Barclays Index to a comparatively short duration position at the end of March 2013 and then to a more modest short duration position relative to the Barclays Index by the end of the initial part of the Reporting Period. We also increased the Fund’s long volatility positioning, accomplished through swaptions, during the initial part of the Reporting Period.

How was the Fund positioned relative to the Barclays Index at the end of the initial part of the Reporting Period?

At the end of the initial part of the Reporting Period, the Fund was significantly underweight U.S. government securities relative to the Barclays Index. It had investments in quasi-government bonds, asset-backed securities (“ABS”), agency CMOs and pass-through mortgage securities, none of which are represented in the benchmark.

What key factors had the greatest impact on the Fund’s performance between April 30, 2013 and June 30, 2013 (“the latter part of the Reporting Period”)?

During the latter part of the Reporting Period, our top-down cross-sector strategy detracted from relative performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the BofA Index. Bottom-up issue selection of investment grade corporate bonds also dampened returns.

On the positive side, the Fund’s duration and yield curve positioning contributed positively. In addition, the Fund benefited from our issue selection in the collateralized sector and among government/agency bonds.

Which fixed income market sectors helped or hurt Fund performance during the latter part of the Reporting Period?

Within our cross-sector strategy, the Fund’s overweight compared to the BofA Index in mortgage-backed securities was the largest detractor from relative performance during the latter part of the Reporting Period. Concern that the Fed would begin tapering its asset purchases earlier than previously expected led to a sell-off in the mortgage-backed securities market and a widening of mortgage-backed securities spreads (yield differentials between mortgage-backed securities and comparable maturity U.S. Treasury securities). In addition, bottom-up issue selection of agency securities, mortgage pass-through securities and corporate bonds hampered results. In particular, the Fund was hurt by issue selection of short maturity, high credit quality corporate bonds. The Fund’s exposure to U.S. swap spreads also detracted from relative performance.

The Fund benefited from our issue selection in the collateralized sector, which was concentrated in agency adjustable rate mortgage-backed securities (“ARMs”) and agency collateralized CMOs. In addition, issue selection among U.S. Treasury securities and U.S. Treasury futures added to performance.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the latter part of the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning added slightly to its relative performance during the latter part of the Reporting Period. Most of the positive return was attributable to the Fund’s underweighted positions relative to the BofA Index in the three-year, five-year, 10-year and 20-year segments of the U.S. Treasury yield curve, as core government bond markets sold off. These results were partially offset by the Fund’s overweighted positions relative to the BofA Index in the seven-year and 30-year segments of the U.S. Treasury yield curve. Interest rates increased and credit spreads (or yield differentials between bonds of similar maturities) widened during the latter part of the Reporting Period, as the prospect of potential Fed monetary tightening produced an uptick in volatility across the fixed income markets. U.S. Treasury yields rose during the latter part of the Reporting Period, with the five-year U.S. Treasury yield climbing 72 basis points; the 10-year U.S. Treasury yield rising 81 basis points; and the 30-year U.S. Treasury yield increasing 62 basis points.

How did the Fund use derivatives and similar instruments during the latter part of the Reporting Period?

As market conditions warranted during the latter part of the Reporting Period, the Fund engaged in U.S. Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. In addition, interest rate swaps were used to manage exposure to fluctuations in interest rates. Swaptions (or options on interest rate swap contracts) were employed to express our investment views and managed volatility. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the latter part of the Reporting Period?

In the latter part of the Reporting Period, as the Fund’s investment strategy changed, we reduced its allocations to U.S. Treasury securities and agency securities and increased its allocations to mortgage-backed securities and ABS. More specifically, we increased the Fund’s overweight in agency mortgage-backed securities and non-agency mortgage-backed securities. We also increased the Fund’s long volatility positioning, accomplished through swaptions, during the latter part of the Reporting Period.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was significantly underweight U.S. government securities relative to the BofA Index. It had positions in ABS, agency ARMs and agency CMOs, none of which are represented in the benchmark.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 10.82%. This return compares to the 14.70% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period. For the period since their inception on April 30, 2013 through June 30, 2013, the Fund’s Institutional Shares generated a cumulative total return of 0.26% compared to the 1.89% cumulative total return of the Russell Index.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index largely because of stock selection.

Which equity market sectors contributed to Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, security selection in the consumer discretionary, information technology and industrials sectors detracted from the Fund’s relative performance. Stock picks in the financials and materials sectors contributed positively to Fund results.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Rackspace Hosting, a leading provider of managed hosting and cloud computing services, detracted from the Fund’s relative performance during the Reporting Period. Rackspace Hosting reported disappointing results in its fiscal first quarter, with the slowdown in sales growth highlighting the company’s challenges in gaining traction with its new cloud offering and more specifically, its transitioning of large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. In our opinion, the secular growth trends driving Rackspace Hosting remain intact as the architecture of computing and enterprise information technology spending continue to shift toward the cloud. However, we are mindful about managing the size of the Fund’s position to reflect changes in the company’s overall risk/reward profile.

Equinix, a leading data center solutions company, was another detractor from the Fund’s relative returns during the Reporting Period. Its shares fell as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service announced it would more closely evaluate how it defines a REIT and how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies in the data center industry have already converted to a REIT structure. We believe that despite recent weakness, the company’s fundamentals remain strong and that Equinix continues to benefit from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsourcing, and rising demand for optimized network performance. We believe Equinix’s pricing power remains strong in all of the regions in which it operates and its global focus continues to be a significant differentiator versus its peers.

During the Reporting Period, wireless tower company SBA Communications hampered the Fund’s relative performance. Tower companies broadly underperformed the market during the first quarter of 2013, partly on concerns that growth in U.S. tower businesses may slow during 2014 after what analysts predict will be a strong 2013. The stock also underperformed in response to the potential impact of rising interest rates on REIT valuations. SBA Communications has indicated it is evaluating the potential to convert to a REIT. In our opinion, the fundamentals of the tower industry remain robust, and the company’s management indicated in recent quarterly earnings announcements that the business has significant growth potential through 2014. We believe SBA Communications should continue to see many years of strong growth both in the U.S. and internationally. We expect the rollout of high speed LTE (long-term evolution) wireless service, which is currently driving the U.S. leasing business, to be followed by

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

several years of growth as wireless carriers add capacity to these initial networks. Also, demand for mobile content shows no sign of slowing.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

Vertex Pharmaceuticals was the top contributor to the Fund’s relative performance during the Reporting Period. Its shares spiked after the release of supportive trial data on one of the cystic fibrosis drugs it had in development, making regulatory approval of the treatment more likely. At the end of the Reporting Period, we believed Vertex Pharmaceuticals had an attractive risk/reward profile and was well positioned to grow its total available market through its cystic fibrosis franchise. We also thought the market underestimated the value of Vertex’s hepatitis-C franchise, which we believe could ultimately lead to a higher stock price. In our opinion, Vertex has a robust pipeline of new treatments and maintains a healthy balance sheet that should help it fund research on additional therapies.

Pandora, a leading Internet radio service provider, was another notable contributor to the Fund’s relative returns during the Reporting Period. Pandora reported record results for the first quarter of its fiscal year and raised its full fiscal year guidance. Its stock was also bolstered by the company’s estimates that in 2013, one third of all new cars — more than 100 vehicle models — sold in the U.S. will have Pandora installed. If so, Pandora could gain a share of car listeners, potentially driving up its listening hours per user. We believe the company is well positioned to gain market share within the terrestrial radio market and should continue to grow its active user base as it builds its advertising sales force. In our opinion, Pandora’s differentiated business model, first-mover advantage and strong brand recognition also support sustainable growth.

Activision Blizzard, a leading publisher of gaming software and content, added to the Fund’s performance during the Reporting Period. The company reported solid fourth quarter 2012 results, driven by strong performance in its key franchises. Video game Skylanders, which was launched in 2011, has already crossed the $1 billion revenue threshold. The Call of Duty video game franchise has posted solid growth as well as an increase in online engagement for Black Ops 2, particularly during December 2012.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a position in industrial machinery and equipment company W.W. Grainger. The company is the leading industrial distributor of maintenance, repair and operating supplies in North America. We believe the company’s smaller but growing international (non-European) exposure could create meaningful growth opportunities in the future. In our view, W. W. Grainger’s scale, technological advantages and strong management should allow the company to continue to expand its margins and increase market share. We also believe the company has a strong risk/reward profile and an attractive valuation.

We also initiated a position during the Reporting Period in electrical equipment manufacturer Hubbell. The company designs, manufactures and distributes electrical and power supplies for a range of residential and non-residential applications. In our opinion, Hubbell’s established brand name and distribution network position the company well to benefit from incremental improvements in the U.S. housing and construction markets.

In addition, during the Reporting Period, we initiated a position in Limited Brands. The specialty fashion retailer owns two flagship brands, Victoria’s Secret and Bath & Body Works. In our view, the company is focused on three key initiatives that should drive growth going forward—growth in Victoria’s Secret’s U.S. square footage, international expansion and expansion of operating margins through supply chain improvements that should lead to shorter lead times and allow stores to keep products fresh and reduce markdowns. At the beginning of the Reporting Period, we took advantage of share price weakness to establish a position in what we consider a high quality company with strong long-term growth potential.

During the Reporting Period, the Fund sold its position in Activision Blizzard. The company performed well during the Reporting Period, driven by a combination of expected share buybacks and optimism that the release of new consoles by Sony and Microsoft later in 2013 could result in greater demand for video games. In our view, Activision Blizzard’s shares had become fairly valued, and we decided to exit the Fund’s position in favor of what we considered to be more attractive opportunities.

We liquidated the Fund’s position in Family Dollar Stores. While we still favor the industry overall, we lost confidence in the turnaround story for Family Dollar Stores, especially as it relates to the strategic initiatives around tobacco. At the time of the sale, we increased the Fund’s position in Dollar General, which is a similar company but one that we believe should provide more consistent, steady growth.

During the Reporting Period, we exited the Fund’s position in NetApp, a company that develops data storage hardware and software for enterprise clients. The stock performed well after the company reported a solid set of earnings and announced it was doubling its existing share buyback program to approximately $3 billion. We sold the Fund’s position because we believe a number of other similar companies were trading at similar valuations and had more compelling growth prospects.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

In keeping with its investment process, the Fund did not use derivatives during the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the financials, health care and telecommunication services sectors. The Fund had smaller weightings than the Russell Index in the materials, utilities, consumer staples, industrials and consumer discretionary sectors. It was relatively neutral compared to the Russell Index in the energy and information technology sectors at the end of the Reporting Period.

13

FUND BASICS

Core Fixed Income Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Year	Since Inception	Inception Date
Service	0.94%	5.20%	4.52%	1/09/06
Institutional	N/A	N/A	(3.36)	4/30/13

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.67%	0.83%
Institutional	0.42	0.58

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

14

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

15

FUND BASICS

Equity Index Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Year	Since Inception	Inception Date
Service	20.11%	6.69%	4.96%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.74%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/133

Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	2.8%	Energy
Apple, Inc.	2.6	Technology Hardware & Equipment
Microsoft Corp.	1.8	Software & Services
Johnson & Johnson	1.7	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	1.7	Capital Goods
Google, Inc. Class A	1.6	Software & Services
Chevron Corp.	1.6	Energy
The Procter & Gamble Co.	1.5	Household & Personal Products
Berkshire Hathaway, Inc. Class B	1.4	Insurance
Wells Fargo & Co.	1.4	Banks

[3]	The top ten holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2013

[4]	The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

FUND BASICS

Growth Opportunities Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Year	Since Inception	Inception Date
Service	18.69%	8.28%	7.70%	1/09/06
Institutional	N/A	N/A	0.26	4/30/13

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	1.15%	1.39%
Institutional	0.99	1.14

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/133

Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	3.4%	Telecommunication Services
Equinix, Inc.	2.7	Software & Services
CBRE Group, Inc. Class A	2.7	Real Estate
IntercontinentalExchange, Inc.	2.5	Diversified Financials
Agilent Technologies, Inc.	2.5	Pharmaceuticals, Biotechnology & Life Sciences
PVH Corp.	2.4	Consumer Durables & Apparel
Xilinx, Inc.	2.3	Semiconductors & Semiconductor Equipment
MSCI, Inc.	2.2	Diversified Financials
Amphenol Corp. Class A	2.2	Technology Hardware & Equipment
Dollar General Corp.	2.1	Retailing

[3]	The top ten holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

FUND BASICS

High Quality Floating Rate Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Year	Since Inception	Inception Date
Service	0.83%	4.69%	4.66%	1/09/06
Institutional	N/A	N/A	(0.11)	4/30/13

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.65%	0.92%
Institutional	0.40	0.67

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

20

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 25.3%
Automobiles & Components – 0.5%
Delphi Corp.(a)
$75,000	5.000%		02/15/18	$77,062
Ford Motor Credit Co. LLC
525,000	3.984		06/15/16	548,095

				625,157

Banks – 6.8%
Abbey National Treasury Services PLC
175,000	2.875		04/25/14	177,141
ANZ Capital Trust II(a)(b)
425,000	5.360		12/15/15	425,000
Bank of America Corp.
225,000	6.000		09/01/17	251,070
200,000	5.750		12/01/17	221,553
100,000	5.625		07/01/20	110,601
Barclays Bank PLC(b)
125,000	6.050		12/04/17	135,215
Capital One Financial Corp.
225,000	1.000		11/06/15	222,200
CBA Capital Trust II(a)(b)(c)
325,000	6.024		12/31/49	329,875
Citigroup, Inc.
375,000	5.000		09/15/14	389,504
150,000	3.375		03/01/23	142,991
Compass Bank
175,000	5.500		04/01/20	178,736
ING Bank NV(b)
450,000	2.000		09/25/15	453,816
Intesa Sanpaolo SpA
225,000	3.125		01/15/16	220,054
JPMorgan Chase & Co.
100,000	3.250		09/23/22	94,768
Merrill Lynch & Co., Inc.
325,000	6.400		08/28/17	365,651
Mizuho Corporate Bank Ltd.(b)
200,000	2.550		03/17/17	201,602
Morgan Stanley & Co.
200,000	6.250		08/28/17	222,616
550,000	5.950		12/28/17	608,725
Regions Bank
250,000	7.500		05/15/18	291,989
Regions Financial Corp.
325,000	5.750		06/15/15	347,608
Resona Bank Ltd.(a)(b)(c)
650,000	5.850		12/31/49	693,521
Royal Bank of Scotland Group PLC
250,000	2.550		09/18/15	254,914
Santander Holdings USA, Inc.
75,000	3.000	(a)	09/24/15	76,327
165,000	4.625		04/19/16	172,893
Standard Chartered PLC(b)
150,000	5.500		11/18/14	157,905
Swedbank AB(b)
500,000	1.750		03/12/18	485,800

Corporate Obligations – (continued)
Banks – (continued)
The Bear Stearns Companies LLC
$400,000	7.250%		02/01/18	$473,813
Union Bank NA
425,000	2.125		06/16/17	423,501
Wachovia Bank NA
300,000	6.600		01/15/38	363,010

				8,492,399

Chemicals – 0.7%
CF Industries, Inc.
150,000	3.450		06/01/23	143,653
Eastman Chemical Co.
150,000	2.400		06/01/17	150,566
150,000	4.800	(a)	09/01/42	140,157
Ecolab, Inc.
450,000	4.350		12/08/21	475,331

				909,707

Diversified Manufacturing – 0.4%
Roper Industries, Inc.
275,000	2.050		10/01/18	269,368
Xylem, Inc.
250,000	3.550		09/20/16	261,267

				530,635

Electric – 1.1%
Florida Power & Light Co.(a)
193,000	4.125		02/01/42	183,771
NV Energy, Inc.
200,000	6.250		11/15/20	234,325
PPL WEM Holdings PLC(a)(b)
220,000	5.375		05/01/21	241,540
Progress Energy, Inc.
350,000	7.000		10/30/31	424,256
Puget Sound Energy, Inc. Series A(a)(c)
75,000	6.974		06/01/67	77,625
Southern California Edison Co.(a)
175,000	4.050		03/15/42	163,947

				1,325,464

Energy – 2.8%
BG Energy Capital PLC(a)(c)
325,000	6.500		11/30/72	346,694
Dolphin Energy Ltd.(b)
170,712	5.888		06/15/19	184,689
200,000	5.500		12/15/21	215,000
Gazprom OAO Via Gaz Capital SA(d)
350,000	9.250		04/23/19	425,250
Nexen, Inc.
75,000	5.875		03/10/35	77,172
130,000	6.400		05/15/37	141,045
Pemex Project Funding Master Trust
150,000	6.625		06/15/35	157,125
Petrobras Global Finance BV
160,000	4.375		05/20/23	146,775

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Petrobras International Finance Co.
$40,000	5.750%	01/20/20	$41,414
190,000	5.375	01/27/21	192,188
PTTEP Canada International Finance Ltd.(b)
240,000	5.692	04/05/21	256,459
Ras Laffan Liquefied Natural Gas Co. Ltd. III(b)
250,000	5.500	09/30/14	260,823
Rosneft Oil Co. via Rosneft International Finance Ltd.(b)
200,000	4.199	03/06/22	185,300
TNK-BP Finance SA
140,000	7.875	03/13/18	159,250
Transocean, Inc.
375,000	6.500	11/15/20	420,309
75,000	6.375	12/15/21	84,119
Weatherford International Ltd.
175,000	9.625	03/01/19	221,311

			3,514,923

Entertainment – 0.1%
The Walt Disney Co.
140,000	3.700	12/01/42	125,165

Food & Beverage – 1.2%
ConAgra Foods, Inc.
300,000	1.900	01/25/18	296,036
Kraft Foods Group, Inc.
275,000	6.125	08/23/18	322,890
Mondelez International, Inc.
200,000	6.500	02/09/40	235,617
Pernod-Ricard SA(b)
375,000	4.450	01/15/22	384,907
SABMiller Holdings, Inc.(b)
275,000	2.450	01/15/17	279,364

			1,518,814

Food & Staples Retailing – 0.1%
Walgreen Co.
175,000	1.800	09/15/17	172,419

Healthcare – 0.4%
Cigna Corp.
150,000	2.750	11/15/16	155,417
Coventry Health Care, Inc.
153,000	6.300	08/15/14	161,596
DENTSPLY International, Inc.
125,000	2.750	08/15/16	126,328

			443,341

Household & Personal Products – 0.5%
Avon Products, Inc.
325,000	4.600	03/15/20	327,588
Kimberly-Clark Corp.
300,000	3.700	06/01/43	267,941

			595,529

Corporate Obligations – (continued)
Life Insurance – 0.8%
American International Group, Inc.
$125,000	2.375%	08/24/15	$126,660
Genworth Financial, Inc.
75,000	8.625	12/15/16	88,743
75,000	7.200	02/15/21	83,680
125,000	7.625	09/24/21	145,243
Hartford Financial Services Group, Inc.
94,000	6.000	01/15/19	105,897
Metropolitan Life Global Funding I(b)
200,000	3.875	04/11/22	202,619
The Northwestern Mutual Life Insurance Co.(b)
200,000	6.063	03/30/40	225,168

			978,010

Media Non Cable – 0.4%
NBCUniversal Media LLC
175,000	2.875	04/01/16	182,883
WPP Finance UK
275,000	8.000	09/15/14	296,815

			479,698

Metals and Mining(b) – 0.6%
Glencore Funding LLC
125,000	1.700	05/27/16	121,214
175,000	2.500	01/15/19	158,324
Xstrata Finance Canada Ltd.
500,000	2.450	10/25/17	484,891

			764,429

Noncaptive-Financial – 0.6%
General Electric Capital Corp.
300,000	5.875	01/14/38	326,080
International Lease Finance Corp.
375,000	5.750	05/15/16	384,375

			710,455

Pharmaceuticals(b) – 0.7%
AbbVie, Inc.
650,000	1.750	11/06/17	636,117
Mylan, Inc.(a)
250,000	7.875	07/15/20	288,750

			924,867

Pipelines – 1.7%
Buckeye Partners LP(a)
150,000	4.150	07/01/23	145,790
El Paso Pipeline Partners Operating Co. LLC(a)
275,000	5.000	10/01/21	294,133
Energy Transfer Partners LP
375,000	5.950	02/01/15	402,507
Enterprise Products Operating LLC Series A(a)(c)
450,000	8.375	08/01/66	499,500
Enterprise Products Operating LLC Series B(a)(c)
125,000	7.034	01/15/68	139,688

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Tennessee Gas Pipeline Co. LLC
$200,000	8.375%		06/15/32	$267,516
TransCanada Pipelines Ltd.(a)(c)
325,000	6.350		05/15/67	336,375

				2,085,509

Real Estate Development – 0.3%
MDC Holdings, Inc.
200,000	5.625		02/01/20	212,000
125,000	6.000	(a)	01/15/43	116,110

				328,110

Real Estate Investment Trusts – 2.8%
Camden Property Trust
325,000	5.700		05/15/17	361,410
DDR Corp.
225,000	7.875		09/01/20	278,648
Developers Diversified Realty Corp.
375,000	7.500		04/01/17	434,957
ERP Operating LP(a)
275,000	4.625		12/15/21	290,653
HCP, Inc.
275,000	6.000		01/30/17	309,084
125,000	2.625	(a)	02/01/20	116,720
Health Care REIT, Inc.
375,000	2.250		03/15/18	368,187
Healthcare Realty Trust, Inc.
350,000	5.750		01/15/21	382,120
Kilroy Realty LP
275,000	5.000		11/03/15	296,193
150,000	3.800	(a)	01/15/23	141,484
Simon Property Group LP
350,000	10.350		04/01/19	482,259

				3,461,715

Technology – 0.6%
Fidelity National Information Services, Inc.(a)
100,000	3.500		04/15/23	90,376
Hewlett-Packard Co.
250,000	3.000		09/15/16	256,588
150,000	2.600		09/15/17	149,887
50,000	4.300		06/01/21	48,429
NetApp, Inc.
250,000	2.000		12/15/17	241,998

				787,278

Tobacco – 0.5%
Imperial Tobacco Finance PLC(b)
400,000	2.050		02/11/18	393,194
200,000	3.500	(a)	02/11/23	188,032

				581,226

Transportation – 0.6%
Penske Truck Leasing Co. LP / PTL Finance Corp.(b)
250,000	3.125		05/11/15	257,218
225,000	2.500		03/15/16	228,270

Corporate Obligations – (continued)
Transportation – (continued)
United Parcel Service, Inc.
$300,000	3.625%		10/01/42	$264,588

				750,076

Wirelines Telecommunications – 1.1%
American Tower Corp.
150,000	4.700		03/15/22	151,055
125,000	3.500		01/31/23	114,622
AT&T, Inc.
425,000	2.950		05/15/16	444,160
475,000	2.625	(a)	12/01/22	431,827
Telefonica Emisiones SAU
175,000	3.192		04/27/18	169,084
100,000	5.462		02/16/21	103,078

				1,413,826

TOTAL CORPORATE OBLIGATIONS
(Cost $30,951,342)				$31,518,752

Mortgage-Backed Obligations – 42.2%
Adjustable Rate Non-Agency(c) – 1.1%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
$221,296	1.668%		09/25/35	$180,254
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
822,690	0.403		05/25/46	654,725
Lehman XS Trust Series 2005-7N, Class 1A1A
315,005	0.463		12/25/35	267,538
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
435,484	1.018		12/25/46	206,343

				1,308,860

Collateralized Mortgage Obligations – 10.9%
Agency Multi-Family – 5.1%
FHLMC Multifamily Structured Pass Through Certificates Series K027, Class A2
600,000	2.630		01/25/23	571,543
FHLMC Multifamily Structured Pass Through Certificates Series K028, Class A2
1,200,000	3.111		02/25/23	1,184,599
FNMA
382,516	2.800		03/01/18	400,021
1,068,762	3.864		05/01/18	1,154,827
320,000	3.968		05/01/18	348,296
800,000	4.656		06/01/19	876,963
100,000	1.520		12/25/19	99,595
192,943	3.530		10/01/20	203,003
193,155	3.753		12/01/20	204,402
969,754	3.888		12/01/20	1,038,247
100,000	2.349		05/25/22	93,280

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Agency Multi-Family – (continued)
	GNMA
	$163,329	3.950%	07/15/25	$171,585

				6,346,361

	Covered Bond(c) – 3.2%
	Abbey National Treasury Services PLC
GBP	200,000	2.106	02/16/15	309,818
	Northern Rock Asset Management PLC(b)
	$900,000	5.625	06/22/17	1,019,088
	Sparebank 1 Boligkreditt AS(b)
	1,500,000	2.625	05/27/16	1,554,255
	600,000	2.300	06/30/17	611,158
	Stadshypotek AB(b)
	500,000	1.875	10/02/19	478,150

				3,972,469

	Regular Floater(c) – 2.4%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	437,501	0.630	09/20/66	532,490
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)
	$91,733	0.490	09/20/66	83,447
	Granite Master Issuer PLC Series 2003-3, Class 3A
GBP	52,704	0.884	01/20/44	78,766
	Granite Master Issuer PLC Series 2005-2, Class A7
	29,832	0.813	12/20/54	44,129
	Granite Master Issuer PLC Series 2006-1X, Class A7
	328,150	0.733	12/20/54	485,421
	Granite Master Issuer PLC Series 2006-3, Class A4
	$1,312,599	0.272	12/20/54	1,272,702
	Granite Master Issuer PLC Series 2006-3, Class A5
EUR	29,832	0.342	12/20/54	37,767
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$298,318	0.332	12/20/54	289,250
	Granite Master Issuer PLC Series 2007-1, Class 3A2
EUR	89,495	0.322	12/20/54	113,300

				2,937,272

	Sequential Fixed Rate – 0.2%
	National Credit Union Administration Guaranteed Notes Series A4
	$300,000	3.000	06/12/19	313,773

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,569,875

	Commercial Mortgage-Backed Securities – 0.8%
	Sequential Fixed Rate – 0.8%
	GS Mortgage Securities Corp. II Series 2007-GG10, Class A4(c)
	$300,000	5.982%	08/10/45	$333,901
	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class A4
	800,000	2.858	11/15/45	744,594

				1,078,495

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$1,078,495

	Mortgage-Backed Obligations – (continued)
	Federal Agencies – 29.4%
	Adjustable Rate FHLMC(c) – 1.1%
	$1,284,390	2.407%	09/01/35	$1,349,381

	Adjustable Rate FNMA(c) – 1.5%
	433,234	2.098	05/01/33	452,937
	634,087	2.333	05/01/35	671,023
	702,147	2.610	09/01/35	751,168

				1,875,128

	FHLMC – 1.4%
	12,688	7.500	06/01/15	13,217
	19,921	7.000	07/01/16	20,477
	236,046	5.500	02/01/18	254,924
	22,168	5.500	04/01/18	23,941
	8,394	4.500	09/01/18	8,825
	33,882	5.500	09/01/18	36,592
	1,894	9.500	08/01/19	1,938
	45	9.500	08/01/20	46
	91,957	6.500	10/01/20	98,808
	18,695	4.500	07/01/24	19,889
	109,174	4.500	11/01/24	116,215
	20,946	4.500	12/01/24	22,297
	31,720	6.000	03/01/29	34,995
	180	6.000	04/01/29	198
	25,256	7.500	12/01/29	30,059
	222,353	7.000	05/01/32	251,475
	529	6.000	08/01/32	581
	136,796	7.000	12/01/32	154,712
	12,039	5.000	10/01/33	12,880
	15,452	5.000	07/01/35	16,511
	209,296	5.000	08/01/35	223,062
	19,573	5.000	12/01/35	21,017
	178,565	5.500	01/01/37	191,832
	12,335	5.000	03/01/38	13,143
	3,116	5.000	12/01/38	3,318
	6,317	5.000	02/01/39	6,726
	163,931	5.500	03/01/39	176,019
	15,753	5.000	06/01/41	17,203

				1,770,900

	FNMA – 24.0%
	20,934	7.500	08/01/15	21,180
	17,035	6.000	04/01/16	18,220
	31,047	6.500	05/01/16	32,795
	43,296	6.500	09/01/16	45,942
	55,533	6.500	11/01/16	60,939
	12,467	7.500	04/01/17	13,115
	246,024	5.500	02/01/18	262,508
	228,750	5.000	05/01/18	243,574
	21,347	6.500	08/01/18	23,641
	113,755	7.000	08/01/18	122,705
	396,277	4.520	06/01/21	436,306
	2,638	5.000	06/01/23	2,808
	84,306	5.000	08/01/23	90,635
	266,450	5.500	09/01/23	283,493

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date		Value
	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$64,581	5.500%	10/01/23		$68,822
	18,171	4.500	07/01/24		19,456
	235,990	4.500	11/01/24		252,848
	99,504	4.500	12/01/24		106,608
	79	7.000	07/01/25		91
	3,978	7.000	11/01/25		4,605
	25,871	9.000	11/01/25		30,264
	93,088	7.000	08/01/26		103,619
	770	7.000	08/01/27		887
	7,785	7.000	09/01/27		8,968
	26,527	6.000	12/01/27		29,063
	287	7.000	01/01/28		331
	166,191	6.000	02/01/29		182,678
	154,666	6.000	06/01/29		170,200
	45,243	8.000	10/01/29		54,271
	12,863	7.000	12/01/29		14,817
	71,403	5.000	01/01/30		77,304
	1,462	8.500	04/01/30		1,750
	7,237	8.000	05/01/30		8,060
	365	8.500	06/01/30		421
	14,408	7.000	05/01/32		16,595
	117,125	7.000	06/01/32		134,601
	152,832	7.000	08/01/32		175,635
	36,448	8.000	08/01/32		44,099
	7,051	5.000	08/01/33		7,613
	572,378	5.000	09/01/33		620,723
	7,019	5.500	09/01/33		7,678
	1,414,190	5.000	12/01/33		1,533,639
	2,572	5.500	02/01/34		2,807
	433	5.500	04/01/34		472
	40,082	5.000	12/01/34		43,188
	18,825	5.500	12/01/34		20,475
	59,753	5.000	04/01/35		64,540
	129,228	6.000	04/01/35		142,154
	3,306	5.500	09/01/35		3,595
	240	5.500	02/01/37		261
	367	5.500	04/01/37		399
	383	5.500	05/01/37		416
	582	5.500	03/01/38		633
	1,197,100	5.000	04/01/38		1,284,572
	484	5.500	06/01/38		526
	699	5.500	07/01/38		759
	515	5.500	08/01/38		560
	378	5.500	09/01/38		411
	9,010	5.500	10/01/38		9,794
	276	5.500	12/01/38		300
	237,418	5.000	01/01/39		256,625
	47,966	4.500	08/01/39		51,187
	492,280	4.000	09/01/40		512,891
	859,564	4.000	11/01/40		895,553
	1,172,158	4.500	05/01/41		1,242,444
	174,341	6.000	05/01/41		189,575
	734,433	4.500	09/01/41		778,472
	1,000,000	3.000	TBA-15yr	(e)	1,029,062

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$12,000,000	3.500%	TBA-30yr	(e)	$12,187,500
	1,000,000	4.000	TBA-30yr	(e)	1,042,109
	5,000,000	3.000	TBA-30yr	(e)	4,889,063

					29,983,850

	GNMA – 1.4%
	5,725	7.000	10/15/25		6,637
	14,295	7.000	11/15/25		16,572
	2,458	7.000	02/15/26		2,860
	8,185	7.000	04/15/26		9,521
	3,948	7.000	03/15/27		4,606
	83,753	7.000	11/15/27		97,261
	4,802	7.000	01/15/28		5,603
	33,749	7.000	02/15/28		39,372
	8,461	7.000	03/15/28		9,870
	3,822	7.000	04/15/28		4,459
	523	7.000	05/15/28		610
	8,396	7.000	06/15/28		9,795
	18,291	7.000	07/15/28		21,338
	13,992	7.000	08/15/28		16,323
	16,179	7.000	09/15/28		18,875
	4,068	7.000	11/15/28		4,746
	4,481	7.500	11/15/30		4,555
	598	7.000	12/15/31		696
	380,034	6.000	08/20/34		427,594
	1,000,000	3.000	TBA-30yr	(e)	989,687

					1,690,980

	TOTAL FEDERAL AGENCIES				$36,670,239

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $52,480,503)				$52,627,469

	Agency Debentures – 5.0%
	Federal Home Loan Banks
	$600,000	2.125%	06/09/23		$544,612
	FHLMC
EUR	300,000	4.375	01/15/14		398,071
	$800,000	0.875	03/07/18		776,383
	600,000	1.250	10/02/19		568,917
	700,000	2.375	01/13/22		679,812
	FNMA
	1,600,000	0.625	10/30/14		1,607,245
	600,000	0.875	02/08/18		583,289
	400,000	6.250	05/15/29		519,989
	Tennessee Valley Authority
	500,000	5.375	04/01/56		582,545

	TOTAL AGENCY DEBENTURES
	(Cost $6,345,562)				$6,260,863

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – 6.7%
	Collateralized Loan Obligations – 5.1%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(b)(c)
	$965,558	0.924%	11/01/18	$934,166
	Acis CLO Ltd. Series 2013-1A(b)
	1,500,000	1.558	04/18/24	1,436,730
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(c)
	250,000	0.526	04/29/19	243,133
	Ocean Trails CLO I Series 2006-1X, Class A1(c)
	1,984,502	0.527	10/12/20	1,927,144
	OFSI Fund V Ltd. Series 2013-5A(b)
	950,000	1.618	04/17/25	908,926
	Red River CLO Ltd. Series 1A, Class A(b)(c)
	864,357	0.544	07/27/18	837,961

				6,288,060

	Home Equity – 0.2%
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	105,405	7.000	09/25/37	101,374
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	153,515	7.000	09/25/37	143,767

				245,141

	Student Loans(c) – 1.4%
	Access Group, Inc. Series 2005-2, Class A3
	525,620	0.453	11/22/24	517,793
	College Loan Corp. Trust Series 2004-1, Class A4
	300,000	0.466	04/25/24	283,241
	College Loan Corp. Trust Series 2006-1, Class A3
	1,000,000	0.366	10/25/25	984,819

				1,785,853

	TOTAL ASSET-BACKED SECURITIES
	(Cost $8,384,866)			$8,319,054

	Foreign Debt Obligations – 3.1%
	Sovereign – 2.1%
	Chile Government International Bond
	$150,000	3.625%	10/30/42	$123,000
	Colombia Government International Bond
	209,000	4.375	07/12/21	216,838
	Indonesia Government International Bond
	230,000	8.500	10/12/35	302,450
	Mexico Government International Bond
	250,000	4.750	03/08/44	226,250
	Slovenia Government International Bond(b)
	210,000	5.500	10/26/22	190,999
	United Kingdom Gilt
GBP	1,000,000	2.750	01/22/15	1,576,221

				2,635,758

	Supranational – 1.0%
	Inter-American Development Bank
	200,000	1.000	02/27/18	192,361

	Foreign Debt Obligations – (continued)
	Supranational – (continued)
	International Finance Corp.
	$1,100,000	0.875%	06/15/18	$1,067,170

				1,259,531

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $4,069,519)			$3,895,289

	Municipal Debt Obligations – 1.1%
	California – 0.3%
	California State Various Purpose GO Bonds Series 2010
	$140,000	7.950%	03/01/36	$166,139
	105,000	7.625	03/01/40	141,033

				307,172

	Illinois – 0.2%
	Illinois State GO Bonds for Build America Bonds Series 2010-5
	250,000	7.350	07/01/35	275,477

	New York – 0.4%
	Rensselaer Polytechnic Institute Taxable Bonds Series 2010
	475,000	5.600	09/01/20	527,934

	Ohio – 0.2%
	American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	250,000	6.270	02/15/50	266,190

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $1,224,996)			$1,376,773

	Government Guarantee Obligations – 2.0%
	Achmea Hypotheekbank NV(b)(f)
	$105,000	3.200%	11/03/14	$108,990
	Israel Government AID Bond(g)
	400,000	5.500	09/18/23	481,845
	100,000	5.500	12/04/23	120,852
	100,000	5.500	04/26/24	120,657
	Kommunalbanken AS(b)(f)
	300,000	1.000	09/26/17	295,615
	Landwirtschaftliche Rentenbank(f)
	1,400,000	4.125	07/15/13	1,401,792

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $2,591,012)			$2,529,751

	U.S. Treasury Obligations – 19.4%
	United States Treasury Bonds
	$400,000	3.125%	11/15/41	$374,784
	1,100,000	3.125	02/15/42	1,029,248
	1,100,000	3.000	05/15/42	1,001,913
	200,000	3.125	02/15/43	186,544
	900,000	2.875	05/15/43	796,293

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Inflation-Protected Securities
$755,056	2.000%		01/15/14	$766,047
2,637,000	1.250		04/15/14	2,674,920
402,960	0.125		01/15/23	391,061
United States Treasury Notes
2,600,000	0.125	(h)	12/31/14	2,595,216
700,000	0.125		04/30/15	697,333
1,300,000	0.750		03/31/18	1,265,017
600,000	0.625		04/30/18	579,684
3,800,000	1.000		05/31/18	3,733,652
1,200,000	1.375		06/30/18	1,199,160
800,000	1.875		06/30/20	796,904
5,000,000	1.625		11/15/22	4,665,150
300,000	1.750		05/15/23	280,899
United States Treasury Principal-Only STRIPS
1,900,000	0.000	(i)	11/15/27	1,199,603

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,978,998)				$24,233,428

TOTAL INVESTMENTS – 104.8%
(Cost $131,026,798)				$130,761,379

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.8)%				(5,995,604)

NET ASSETS – 100.0%				$124,765,775

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,777,231, which represents approximately 13.4% of net assets as of June 30, 2013.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at June 30, 2013.
(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $20,137,421 which represents approximately 16.1% of net assets as of June 30, 2013.

(f)	Guaranteed by a foreign government. Total market value of these securities amounts to $1,806,397, which represents 1.4% of net assets as of June 30, 2013.
(g)	Guaranteed by the United States Government. Total market value of these securities amounts to $723,354, which represents 0.6% of net assets as of June 30, 2013.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
RB	—Revenue Bond
RMKT	—Remarketed
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UK	—United Kingdom

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America NA	USD/EUR	09/18/13	$207,035	$5,307
Barclays Bank PLC	EUR/GBP	09/18/13	104,169	838
	EUR/USD	09/18/13	104,169	120
	USD/AUD	09/18/13	48,869	1,841
	USD/GBP	09/18/13	205,220	5,944
BNP Paribas SA	EUR/GBP	09/18/13	414,070	1,053
	SEK/EUR	09/18/13	104,268	99
	USD/JPY	09/18/13	204,734	2,266
Citibank NA	USD/AUD	09/18/13	458,706	16,723
	USD/EUR	09/18/13	207,036	4,058
	USD/JPY	09/18/13	308,218	8,782
Credit Suisse International	CHF/EUR	09/18/13	209,960	321
Deutsche Bank AG (London)	EUR/JPY	09/18/13	205,733	2,044
	JPY/USD	09/18/13	104,163	163
	USD/AUD	09/18/13	359,600	6,949
	USD/JPY	09/18/13	101,757	1,243
HSBC Bank PLC	EUR/SEK	09/18/13	710,656	9,028
	USD/AUD	09/18/13	202,758	2,736
	USD/GBP	09/18/13	206,740	6,078
JPMorgan Chase Bank NA	EUR/NOK	09/18/13	102,867	570
	USD/EUR	08/07/13	1,094,234	1,701
	USD/EUR	09/18/13	626,314	10,733
	USD/GBP	08/08/13	2,715,295	46,846
	USD/JPY	09/18/13	103,204	796
Morgan Stanley Co., Inc.	SEK/EUR	09/18/13	104,624	1,758
	USD/AUD	09/18/13	102,234	1,796
	USD/CHF	09/18/13	1,049,833	9,804
	USD/EUR	09/18/13	102,866	2,884
	USD/JPY	09/18/13	206,698	2,302
Royal Bank of Canada	CAD/USD	09/18/13	208,348	348
	MXN/USD	07/26/13	2,245,966	20,244
	USD/CAD	09/18/13	1,241,467	20,033
Royal Bank of Scotland	EUR/SEK	09/18/13	205,733	781
	USD/GBP	09/18/13	206,740	5,185
	USD/NZD	09/18/13	208,822	450
Standard Chartered Bank	USD/AUD	09/18/13	512,805	15,005

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
State Street Bank	EUR/USD	09/18/13	$104,169	$108
	NOK/EUR	09/18/13	104,478	1,612
	USD/JPY	09/18/13	312,381	2,619
UBS AG (London)	CHF/USD	09/18/13	104,077	77
	SEK/EUR	09/18/13	104,010	1,144
	USD/JPY	09/18/13	102,082	3,918
Westpac Banking Corp.	NZD/USD	09/18/13	207,280	271
	USD/AUD	09/18/13	1,278,404	41,018
	USD/JPY	09/18/13	535,229	23,872
TOTAL				$291,468

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	EUR/USD	09/18/13	$102,867	$(3,135)
	USD/MXN	07/26/13	2,197,356	(47,839)
BNP Paribas SA	EUR/USD	09/18/13	728,281	(13,766)
Citibank NA	EUR/USD	09/18/13	333,340	(5,348)
	JPY/EUR	09/18/13	410,425	(2,343)
	JPY/USD	09/18/13	407,040	(17,960)
	SEK/EUR	09/18/13	105,043	(428)
Credit Suisse International	CHF/USD	09/18/13	206,671	(3,329)
	EUR/CHF	09/18/13	102,866	(189)
	EUR/USD	09/18/13	104,169	(120)
Deutsche Bank AG (London)	AUD/USD	09/18/13	304,592	(9,209)
	CAD/USD	09/18/13	103,915	(85)
	JPY/USD	09/18/13	207,776	(5,224)
HSBC Bank PLC	GBP/EUR	09/18/13	417,528	(3,053)
	SEK/EUR	09/18/13	29,297	(108)
JPMorgan Chase Bank NA	EUR/CHF	09/18/13	105,471	(230)
	EUR/SEK	09/18/13	102,867	(1,027)
	EUR/USD	09/18/13	104,169	(1,585)
	JPY/USD	09/18/13	467,239	(5,761)
	SEK/EUR	09/18/13	313,023	(1,723)
Royal Bank of Canada	CAD/USD	09/18/13	413,923	(7,077)
	EUR/USD	09/18/13	207,035	(5,533)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Scotland	AUD/USD	09/18/13	$100,924	$(3,578)
	GBP/EUR	09/18/13	209,714	(1,159)
	NZD/USD	09/18/13	101,714	(1,253)
State Street Bank	GBP/USD	09/18/13	474,757	(9,734)
	JPY/EUR	09/18/13	205,006	(2,029)
	JPY/USD	09/18/13	103,342	(1,658)
UBS AG (London)	CHF/USD	09/18/13	929,481	(26,519)
	EUR/CHF	09/18/13	210,941	(983)
	GBP/CHF	09/18/13	206,740	(1,091)
	SEK/EUR	09/18/13	149,997	(1,047)
Westpac Banking Corp.	AUD/EUR	09/18/13	508,458	(7,176)
	AUD/USD	09/18/13	1,946,659	(56,897)
	NZD/USD	09/18/13	204,198	(2,162)
	USD/NZD	09/18/13	208,821	(613)
TOTAL				$(250,971)

FORWARD SALES CONTRACTS — At June 30, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	08/12/13	$(1,000,000)	$(1,056,641)
FNMA	5.000%	TBA-30yr	08/12/13	(2,000,000)	(2,150,469)
FNMA	5.000%	TBA-30yr	07/15/13	(1,000,000)	(1,076,562)
TOTAL (Proceeds Receivable: $4,305,352)					$(4,283,672)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(20)	September 2013	$(2,716,875)	$68,171
U.S. Ultra Long Treasury Bonds	13	September 2013	1,915,063	(68,005)
2 Year U.S. Treasury Notes	30	September 2013	6,600,000	(8,020)
5 Year U.S. Treasury Notes	131	September 2013	15,857,141	(143,433)
10 Year U.S. Treasury Notes	(154)	September 2013	(19,490,625)	414,076
TOTAL				$262,789

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%
Automobiles & Components – 1.1%
1,415	BorgWarner, Inc.*	$121,902
3,638	Delphi Automotive PLC	184,410
48,365	Ford Motor Co.	748,207
9,400	General Motors Co.*	313,114
2,777	Harley-Davidson, Inc.	152,235
8,374	Johnson Controls, Inc.	299,705
3,164	The Goodyear Tire & Rubber Co.*	48,378

		1,867,951

Banks – 3.0%
8,557	BB&T Corp.	289,911
2,265	Comerica, Inc.	90,215
10,963	Fifth Third Bancorp	197,882
5,842	Hudson City Bancorp, Inc.	53,513
10,683	Huntington Bancshares, Inc.	84,182
11,151	KeyCorp	123,107
1,490	M&T Bank Corp.	166,507
4,272	People’s United Financial, Inc.	63,653
17,150	Regions Financial Corp.	163,440
6,704	SunTrust Banks, Inc.	211,645
6,549	The PNC Financial Services Group, Inc.	477,553
22,706	U.S. Bancorp	820,822
60,177	Wells Fargo & Co.	2,483,505
2,189	Zions Bancorporation	63,218

		5,289,153

Capital Goods – 7.7%
7,777	3M Co.	850,415
8,018	Caterpillar, Inc.	661,405
2,181	Cummins, Inc.	236,551
7,144	Danaher Corp.	452,215
4,798	Deere & Co.	389,838
2,184	Dover Corp.	169,609
5,836	Eaton Corp. PLC	384,067
8,888	Emerson Electric Co.	484,752
3,294	Fastenal Co.	151,030
1,770	Flowserve Corp.	95,598
1,982	Fluor Corp.	117,552
4,069	General Dynamics Corp.	318,725
126,934	General Electric Co.	2,943,599
9,647	Honeywell International, Inc.	765,393
5,139	Illinois Tool Works, Inc.	355,465
3,383	Ingersoll-Rand PLC	187,824
1,637	Jacobs Engineering Group, Inc.*	90,248
1,284	Joy Global, Inc.	62,313
1,110	L-3 Communications Holdings, Inc.	95,171
3,288	Lockheed Martin Corp.	356,617
4,447	Masco Corp.	86,672
2,896	Northrop Grumman Corp.	239,789
4,356	PACCAR, Inc.	233,743
1,352	Pall Corp.	89,813
1,827	Parker Hannifin Corp.	174,296
2,544	Pentair Ltd. (Registered)	146,763

Common Stocks – (continued)
Capital Goods – (continued)
1,803	Precision Castparts Corp.	$407,496
2,712	Quanta Services, Inc.*	71,760
3,986	Raytheon Co.	263,554
1,708	Rockwell Automation, Inc.	142,003
1,695	Rockwell Collins, Inc.	107,480
1,224	Roper Industries, Inc.	152,045
722	Snap-on, Inc.	64,532
1,944	Stanley Black & Decker, Inc.	150,271
3,365	Textron, Inc.	87,658
8,379	The Boeing Co.	858,345
10,335	United Technologies Corp.	960,535
733	W.W. Grainger, Inc.	184,848
2,378	Xylem, Inc.	64,063

		13,654,053

Commercial & Professional Services – 0.7%
1,302	Avery Dennison Corp.	55,673
1,254	Cintas Corp.	57,107
1,446	Equifax, Inc.	85,213
2,026	Iron Mountain, Inc.	53,912
2,600	Pitney Bowes, Inc.	38,168
3,638	Republic Services, Inc.	123,474
1,757	Robert Half International, Inc.	58,385
1,067	Stericycle, Inc.*	117,829
2,720	The ADT Corp.*	108,392
478	The Dun & Bradstreet Corp.	46,581
5,776	Tyco International Ltd.	190,319
5,415	Waste Management, Inc.	218,387

		1,153,440

Consumer Durables & Apparel – 1.2%
3,516	Coach, Inc.	200,728
3,336	D.R. Horton, Inc.	70,990
639	Fossil Group, Inc.*	66,015
1,400	Garmin Ltd.	50,624
823	Harman International Industries, Inc.	44,607
1,385	Hasbro, Inc.	62,090
1,800	Leggett & Platt, Inc.	55,962
2,101	Lennar Corp. Class A	75,720
4,247	Mattel, Inc.	192,432
3,478	Newell Rubbermaid, Inc.	91,297
8,934	NIKE, Inc. Class B	568,917
4,072	PulteGroup, Inc.*	77,246
943	PVH Corp.	117,922
735	Ralph Lauren Corp.	127,699
1,097	VF Corp.	211,787
989	Whirlpool Corp.	113,102

		2,127,138

Consumer Services – 1.8%
5,509	Carnival Corp.	188,904
377	Chipotle Mexican Grill, Inc.*	137,360
1,566	Darden Restaurants, Inc.	79,052
3,300	H&R Block, Inc.	91,575

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
3,412	International Game Technology	$57,014
3,067	Marriott International, Inc. Class A	123,815
12,297	McDonald’s Corp.	1,217,403
9,229	Starbucks Corp.	604,407
2,386	Starwood Hotels & Resorts Worldwide, Inc.	150,771
1,694	Wyndham Worldwide Corp.	96,948
983	Wynn Resorts Ltd.	125,824
5,594	Yum! Brands, Inc.	387,888

		3,260,961

Diversified Financials – 7.0%
11,733	American Express Co.	877,159
2,523	Ameriprise Financial, Inc.	204,060
132,774	Bank of America Corp.	1,707,474
1,536	BlackRock, Inc.	394,521
7,148	Capital One Financial Corp.	448,966
37,291	Citigroup, Inc.	1,788,849
3,816	CME Group, Inc.	289,940
6,084	Discover Financial Services	289,842
3,050	E*TRADE Financial Corp.*	38,613
1,709	Franklin Resources, Inc.	232,458
892	IntercontinentalExchange, Inc.*	158,562
5,385	Invesco Ltd.	171,243
46,399	JPMorgan Chase & Co.	2,449,403
1,500	Legg Mason, Inc.	46,515
3,700	Leucadia National Corp.	97,014
3,510	McGraw Hill Financial, Inc.	186,697
2,430	Moody’s Corp.	148,060
16,769	Morgan Stanley	409,667
2,650	Northern Trust Corp.	153,435
2,995	NYSE Euronext	123,993
5,499	SLM Corp.	125,707
5,651	State Street Corp.	368,502
3,186	T. Rowe Price Group, Inc.	233,056
14,308	The Bank of New York Mellon Corp.	401,339
13,465	The Charles Schwab Corp.	285,862
5,291	The Goldman Sachs Group, Inc.(a)	800,264
1,531	The NASDAQ OMX Group, Inc.	50,201

		12,481,402

Energy – 10.5%
6,164	Anadarko Petroleum Corp.	529,673
4,860	Apache Corp.	407,414
5,419	Baker Hughes, Inc.	249,978
2,590	Cabot Oil & Gas Corp.	183,942
3,075	Cameron International Corp.*	188,067
6,492	Chesapeake Energy Corp.	132,307
23,853	Chevron Corp.	2,822,764
15,039	ConocoPhillips	909,859
2,900	CONSOL Energy, Inc.	78,590
4,506	Denbury Resources, Inc.*	78,044
4,684	Devon Energy Corp.	243,006
819	Diamond Offshore Drilling, Inc.	56,339

Common Stocks – (continued)
Energy – (continued)
2,883	Ensco PLC Class A	$167,560
3,348	EOG Resources, Inc.	440,865
1,832	EQT Corp.	145,406
54,583	Exxon Mobil Corp.	4,931,574
2,922	FMC Technologies, Inc.*	162,697
11,528	Halliburton Co.	480,948
1,356	Helmerich & Payne, Inc.	84,682
3,676	Hess Corp.	244,417
7,730	Kinder Morgan, Inc.	294,899
8,622	Marathon Oil Corp.	298,149
3,987	Marathon Petroleum Corp.	283,316
2,220	Murphy Oil Corp.	135,176
3,602	Nabors Industries Ltd.	55,147
5,280	National Oilwell Varco, Inc.	363,792
1,660	Newfield Exploration Co.*	39,657
3,115	Noble Corp.	117,062
4,390	Noble Energy, Inc.	263,576
9,939	Occidental Petroleum Corp.	886,857
3,406	Peabody Energy Corp.	49,864
7,650	Phillips 66	450,661
1,600	Pioneer Natural Resources Co.	231,600
2,242	QEP Resources, Inc.	62,283
1,998	Range Resources Corp.	154,485
1,600	Rowan Companies PLC Class A*	54,512
16,287	Schlumberger Ltd.	1,167,126
4,294	Southwestern Energy Co.*	156,860
8,242	Spectra Energy Corp.	284,019
1,656	Tesoro Corp.	86,642
8,424	The Williams Companies, Inc.	273,527
6,757	Valero Energy Corp.	234,941
2,604	WPX Energy, Inc.*	49,320

		18,531,603

Food & Staples Retailing – 2.4%
5,376	Costco Wholesale Corp.	594,424
15,086	CVS Caremark Corp.	862,618
2,923	Safeway, Inc.	69,158
7,315	Sysco Corp.	249,880
6,420	The Kroger Co.	221,747
10,642	Walgreen Co.	470,376
20,112	Wal-Mart Stores, Inc.	1,498,143
4,260	Whole Foods Market, Inc.	219,305

		4,185,651

Food, Beverage & Tobacco – 5.7%
24,624	Altria Group, Inc.	861,594
8,048	Archer-Daniels-Midland Co.	272,908
1,937	Beam, Inc.	122,244
1,832	Brown-Forman Corp. Class B	123,752
2,156	Campbell Soup Co.	96,567
3,243	Coca-Cola Enterprises, Inc.	114,024
5,157	ConAgra Foods, Inc.	180,134
1,800	Constellation Brands, Inc. Class A*	93,816
2,462	Dr. Pepper Snapple Group, Inc.	113,080

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
7,960	General Mills, Inc.	$386,299
1,716	Hormel Foods Corp.	66,203
3,064	Kellogg Co.	196,801
7,354	Kraft Foods Group, Inc.	410,868
4,726	Lorillard, Inc.	206,432
1,621	McCormick & Co., Inc.	114,053
2,505	Mead Johnson Nutrition Co.	198,471
1,923	Molson Coors Brewing Co. Class B	92,035
21,764	Mondelez International, Inc. Class A	620,927
1,743	Monster Beverage Corp.*	105,922
18,927	PepsiCo, Inc.	1,548,039
20,077	Philip Morris International, Inc.	1,739,070
4,001	Reynolds American, Inc.	193,528
47,037	The Coca-Cola Co.	1,886,654
1,828	The Hershey Co.	163,204
1,301	The J.M. Smucker Co.	134,198
3,436	Tyson Foods, Inc. Class A	88,236

		10,129,059

Health Care Equipment & Services – 4.3%
19,329	Abbott Laboratories	674,195
4,669	Aetna, Inc.	296,668
2,872	AmerisourceBergen Corp.	160,344
6,701	Baxter International, Inc.	464,178
2,368	Becton, Dickinson and Co.	234,029
16,598	Boston Scientific Corp.*	153,863
926	C. R. Bard, Inc.	100,638
4,168	Cardinal Health, Inc.	196,730
2,676	CareFusion Corp.*	98,611
1,802	Cerner Corp.*	173,154
3,543	Cigna Corp.	256,832
5,858	Covidien PLC	368,117
1,021	DaVita HealthCare Partners, Inc.*	123,337
1,805	DENTSPLY International, Inc.	73,933
1,394	Edwards Lifesciences Corp.*	93,677
10,016	Express Scripts Holding Co.*	617,887
1,927	Humana, Inc.	162,600
496	Intuitive Surgical, Inc.*	251,264
1,135	Laboratory Corp. of America Holdings*	113,613
2,782	McKesson Corp.	318,539
12,440	Medtronic, Inc.	640,287
1,081	Patterson Companies, Inc.	40,646
1,922	Quest Diagnostics, Inc.	116,531
3,553	St. Jude Medical, Inc.	162,123
3,584	Stryker Corp.	231,813
1,296	Tenet Healthcare Corp.*	59,746
12,521	UnitedHealth Group, Inc.	819,875
1,338	Varian Medical Systems, Inc.*	90,248
3,763	WellPoint, Inc.	307,964
2,117	Zimmer Holdings, Inc.	158,648

		7,560,090

Common Stocks – (continued)
Household & Personal Products – 2.3%
5,219	Avon Products, Inc.	$109,755
10,760	Colgate-Palmolive Co.	616,440
4,736	Kimberly-Clark Corp.	460,055
1,622	The Clorox Co.	134,853
2,966	The Estee Lauder Companies, Inc. Class A	195,074
33,536	The Procter & Gamble Co.	2,581,937

		4,098,114

Insurance – 4.4%
4,158	ACE Ltd.	372,058
5,702	Aflac, Inc.	331,400
18,084	American International Group, Inc.*	808,355
3,814	Aon PLC	245,431
1,000	Assurant, Inc.	50,910
22,392	Berkshire Hathaway, Inc. Class B*	2,506,113
1,764	Cincinnati Financial Corp.	80,968
6,090	Genworth Financial, Inc. Class A*	69,487
5,361	Hartford Financial Services Group, Inc.	165,762
3,295	Lincoln National Corp.	120,169
3,772	Loews Corp.	167,477
6,783	Marsh & McLennan Companies, Inc.	270,777
13,493	MetLife, Inc.	617,440
3,357	Principal Financial Group, Inc.	125,720
5,715	Prudential Financial, Inc.	417,366
5,884	The Allstate Corp.	283,138
3,191	The Chubb Corp.	270,118
6,858	The Progressive Corp.	174,330
4,692	The Travelers Companies, Inc.	374,985
1,182	Torchmark Corp.	76,995
3,235	Unum Group	95,012
3,636	XL Group PLC	110,243

		7,734,254

Materials – 3.2%
2,540	Air Products & Chemicals, Inc.	232,588
834	Airgas, Inc.	79,614
13,050	Alcoa, Inc.	102,051
1,373	Allegheny Technologies, Inc.	36,124
1,895	Ball Corp.	78,718
1,300	Bemis Co., Inc.	50,882
723	CF Industries Holdings, Inc.	123,994
1,863	Cliffs Natural Resources, Inc.	30,274
11,299	E.I. du Pont de Nemours & Co.	593,197
1,862	Eastman Chemical Co.	130,359
3,295	Ecolab, Inc.	280,701
1,664	FMC Corp.	101,604
11,888	Freeport-McMoRan Copper & Gold, Inc.	328,228
1,007	International Flavors & Fragrances, Inc.	75,686
5,473	International Paper Co.	242,509
4,647	LyondellBasell Industries NV Class A	307,910

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
2,198	MeadWestvaco Corp.	$74,974
6,560	Monsanto Co.	648,128
6,127	Newmont Mining Corp.	183,504
3,909	Nucor Corp.	169,338
1,932	Owens-Illinois, Inc.*	53,690
1,779	PPG Industries, Inc.	260,463
3,648	Praxair, Inc.	420,104
2,370	Sealed Air Corp.	56,761
1,511	Sigma-Aldrich Corp.	121,424
14,902	The Dow Chemical Co.	479,397
3,371	The Mosaic Co.	181,394
1,053	The Sherwin-Williams Co.	185,960
1,627	United States Steel Corp.	28,521
1,657	Vulcan Materials Co.	80,215

		5,738,312

Media – 3.7%
2,740	Cablevision Systems Corp. Class A	46,087
7,005	CBS Corp. Class B	342,334
32,516	Comcast Corp. Class A	1,361,770
6,857	DIRECTV*	422,528
3,063	Discovery Communications, Inc. Class A*	236,494
2,891	Gannett Co., Inc.	70,714
24,619	News Corp. Class A	802,579
3,183	Omnicom Group, Inc.	200,115
1,025	Scripps Networks Interactive, Inc. Class A	68,429
5,057	The Interpublic Group of Companies, Inc.	73,579
22,146	The Walt Disney Co.	1,398,520
50	The Washington Post Co. Class B	24,189
3,572	Time Warner Cable, Inc.	401,779
11,442	Time Warner, Inc.	661,577
5,477	Viacom, Inc. Class B	372,710

		6,483,404

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
19,451	AbbVie, Inc.	804,104
1,568	Actavis, Inc.*	197,913
4,296	Agilent Technologies, Inc.	183,697
2,389	Alexion Pharmaceuticals, Inc.*	220,361
3,639	Allergan, Inc.	306,549
9,211	Amgen, Inc.	908,757
2,905	Biogen Idec, Inc.*	625,156
20,204	Bristol-Myers Squibb Co.	902,917
5,169	Celgene Corp.*	604,308
12,216	Eli Lilly & Co.	600,050
2,922	Forest Laboratories, Inc.*	119,802
18,657	Gilead Sciences, Inc.*	955,425
1,973	Hospira, Inc.*	75,586
34,322	Johnson & Johnson	2,946,887
2,096	Life Technologies Corp.*	155,125
37,087	Merck & Co., Inc.	1,722,691

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
4,678	Mylan, Inc.*	$145,158
1,321	PerkinElmer, Inc.	42,933
1,068	Perrigo Co.	129,228
81,919	Pfizer, Inc.	2,294,551
945	Regeneron Pharmaceuticals, Inc.*	212,512
4,402	Thermo Fisher Scientific, Inc.	372,541
1,055	Waters Corp.*	105,553
5,203	Zoetis, Inc.	160,721

		14,792,525

Real Estate – 2.1%
4,865	American Tower Corp. (REIT)	355,972
1,780	Apartment Investment & Management Co. Class A (REIT)	53,471
1,416	AvalonBay Communities, Inc. (REIT)	191,033
1,871	Boston Properties, Inc. (REIT)	197,334
3,639	CBRE Group, Inc. Class A*	85,007
3,926	Equity Residential (REIT)	227,944
5,617	HCP, Inc. (REIT)	255,236
3,294	Health Care REIT, Inc. (REIT)	220,797
8,840	Host Hotels & Resorts, Inc. (REIT)	149,131
5,016	Kimco Realty Corp. (REIT)	107,493
1,947	Plum Creek Timber Co., Inc. (REIT)	90,866
5,903	Prologis, Inc. (REIT)	222,661
1,756	Public Storage (REIT)	269,247
3,816	Simon Property Group, Inc. (REIT)	602,623
1,700	The Macerich Co. (REIT)	103,649
3,584	Ventas, Inc. (REIT)	248,945
2,076	Vornado Realty Trust (REIT)	171,997
6,714	Weyerhaeuser Co. (REIT)	191,282

		3,744,688

Retailing – 4.4%
1,040	Abercrombie & Fitch Co. Class A	47,060
4,482	Amazon.com, Inc.*	1,244,607
499	AutoNation, Inc.*	21,652
449	AutoZone, Inc.*	190,237
2,683	Bed Bath & Beyond, Inc.*	190,225
3,266	Best Buy Co., Inc.	89,260
2,859	CarMax, Inc.*	131,971
3,719	Dollar General Corp.*	187,549
2,750	Dollar Tree, Inc.*	139,810
1,183	Expedia, Inc.	71,158
1,184	Family Dollar Stores, Inc.	73,775
1,537	GameStop Corp. Class A	64,600
1,919	Genuine Parts Co.	149,816
1,710	J.C. Penney Co., Inc.*	29,207
2,649	Kohl’s Corp.	133,801
2,939	L Brands, Inc.	144,746
13,165	Lowe’s Companies, Inc.	538,449
4,710	Macy’s, Inc.	226,080
679	Netflix, Inc.*	143,330
1,829	Nordstrom, Inc.	109,630
1,389	O’Reilly Automotive, Inc.*	156,429

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
1,301	PetSmart, Inc.	$87,154
624	Priceline.com, Inc.*	516,129
2,747	Ross Stores, Inc.	178,033
8,172	Staples, Inc.	129,608
7,877	Target Corp.	542,410
3,604	The Gap, Inc.	150,395
17,932	The Home Depot, Inc.	1,389,192
1,466	Tiffany & Co.	106,783
8,955	TJX Companies, Inc.	448,287
1,400	TripAdvisor, Inc.*	85,218
1,400	Urban Outfitters, Inc.*	56,308

		7,772,909

Semiconductors & Semiconductor Equipment – 2.0%
8,100	Advanced Micro Devices, Inc.*	33,048
3,863	Altera Corp.	127,440
3,718	Analog Devices, Inc.	167,533
14,634	Applied Materials, Inc.	218,193
6,529	Broadcom Corp. Class A	220,419
780	First Solar, Inc.*	34,890
60,677	Intel Corp.	1,469,597
2,046	KLA-Tencor Corp.	114,024
1,947	Lam Research Corp.*	86,330
2,798	Linear Technology Corp.	103,078
6,413	LSI Corp.*	45,789
2,471	Microchip Technology, Inc.	92,045
12,427	Micron Technology, Inc.*	178,079
6,964	NVIDIA Corp.	97,705
2,300	Teradyne, Inc.*	40,411
13,597	Texas Instruments, Inc.	474,127
3,161	Xilinx, Inc.	125,207

		3,627,915

Software & Services – 9.4%
7,920	Accenture PLC Class A	569,923
6,215	Adobe Systems, Inc.*	283,155
2,136	Akamai Technologies, Inc.*	90,887
2,828	Autodesk, Inc.*	95,982
6,009	Automatic Data Processing, Inc.	413,780
1,632	BMC Software, Inc.*	73,668
4,083	CA, Inc.	116,896
2,287	Citrix Systems, Inc.*	137,975
3,741	Cognizant Technology Solutions Corp. Class A*	234,224
1,861	Computer Sciences Corp.	81,456
14,362	eBay, Inc.*	742,803
3,626	Electronic Arts, Inc.*	83,289
3,559	Fidelity National Information Services, Inc.	152,468
1,621	Fiserv, Inc.*	141,692
3,279	Google, Inc. Class A*	2,886,733
12,795	International Business Machines Corp.	2,445,252
3,463	Intuit, Inc.	211,347

Common Stocks – (continued)
Software & Services – (continued)
1,293	Mastercard, Inc. Class A	$742,829
92,265	Microsoft Corp.	3,185,910
45,304	Oracle Corp.	1,391,739
3,998	Paychex, Inc.	146,007
2,359	Red Hat, Inc.*	112,807
3,392	SAIC, Inc.	47,251
6,632	Salesforce.com, Inc.*	253,210
8,584	Symantec Corp.	192,882
2,043	Teradata Corp.*	102,620
6,926	The Western Union Co.	118,504
1,891	Total System Services, Inc.	46,292
1,946	VeriSign, Inc.*	86,908
6,221	Visa, Inc. Class A	1,136,888
11,861	Yahoo!, Inc.*	297,830

		16,623,207

Technology Hardware & Equipment – 6.2%
1,945	Amphenol Corp. Class A	151,593
11,534	Apple, Inc.	4,568,387
65,419	Cisco Systems, Inc.	1,590,336
17,997	Corning, Inc.	256,097
18,172	Dell, Inc.	242,596
25,973	EMC Corp.	613,482
947	F5 Networks, Inc.*	65,154
1,832	FLIR Systems, Inc.	49,409
1,340	Harris Corp.	65,995
23,675	Hewlett-Packard Co.	587,140
2,394	Jabil Circuit, Inc.	48,790
2,854	JDS Uniphase Corp.*	41,041
6,459	Juniper Networks, Inc.*	124,723
1,725	Molex, Inc.	50,611
3,360	Motorola Solutions, Inc.	193,973
4,411	NetApp, Inc.*	166,648
21,166	QUALCOMM, Inc.	1,292,819
3,005	SanDisk Corp.*	183,606
3,983	Seagate Technology PLC	178,558
5,206	TE Connectivity Ltd.	237,081
2,654	Western Digital Corp.	164,787
15,146	Xerox Corp.	137,374

		11,010,200

Telecommunication Services – 2.8%
66,044	AT&T, Inc.	2,337,957
7,477	CenturyLink, Inc.	264,312
3,640	Crown Castle International Corp.*	263,500
12,349	Frontier Communications Corp.	50,013
37,253	Sprint Nextel Corp.*	261,516
35,074	Verizon Communications, Inc.	1,765,625
6,949	Windstream Corp.	53,577

		4,996,500

Transportation – 1.7%
1,985	C.H. Robinson Worldwide, Inc.	111,775
12,500	CSX Corp.	289,875

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

` Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
2,479	Expeditors International of Washington, Inc.	$94,227
3,582	FedEx Corp.	353,114
1,341	Kansas City Southern	142,092
3,907	Norfolk Southern Corp.	283,843
600	Ryder System, Inc.	36,474
8,899	Southwest Airlines Co.	114,708
5,776	Union Pacific Corp.	891,121
8,722	United Parcel Service, Inc. Class B	754,279

		3,071,508

Utilities – 3.3%
7,565	AES Corp.	90,704
1,500	AGL Resources, Inc.	64,290
3,035	Ameren Corp.	104,525
5,936	American Electric Power Co., Inc.	265,814
5,252	CenterPoint Energy, Inc.	123,369
3,170	CMS Energy Corp.	86,129
3,618	Consolidated Edison, Inc.	210,966
7,035	Dominion Resources, Inc.	399,729
2,139	DTE Energy Co.	143,334
8,620	Duke Energy Corp.	581,850
3,982	Edison International	191,773
2,164	Entergy Corp.	150,788
10,521	Exelon Corp.	324,888
5,218	FirstEnergy Corp.	194,840
921	Integrys Energy Group, Inc.	53,906
5,220	NextEra Energy, Inc.	425,326
3,700	NiSource, Inc.	105,968
3,870	Northeast Utilities	162,617
3,885	NRG Energy, Inc.	103,730
2,532	ONEOK, Inc.	104,597
2,832	Pepco Holdings, Inc.	57,093
5,358	PG&E Corp.	245,021
1,395	Pinnacle West Capital Corp.	77,381
7,225	PPL Corp.	218,629
6,231	Public Service Enterprise Group, Inc.	203,504
1,546	SCANA Corp.	75,909
2,803	Sempra Energy	229,173
2,535	TECO Energy, Inc.	43,577

Common Stocks – (continued)
Utilities – (continued)
10,691	The Southern Co.	$471,794
2,828	Wisconsin Energy Corp.	115,920
5,948	Xcel Energy, Inc.	168,566

		5,795,710

TOTAL COMMON STOCKS
(Cost $115,039,799)		$175,729,747

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations(b)(c) – 0.1%
United States Treasury Bills
$100,000	0.000%	08/08/13	$99,998
40,000	0.000	09/12/13	39,999

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $139,993)			$139,997

TOTAL INVESTMENTS – 99.3%
(Cost $115,179,792)			$175,869,744

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			1,296,068

NET ASSETS – 100.0%			$177,165,812

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	15	September 2013	$1,199,475	$(21,271)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 99.6%
Banks – 1.7%
80,338	First Republic Bank	$3,091,406

Capital Goods – 10.3%
49,006	Graco, Inc.	3,097,669
26,048	Hubbell, Inc. Class B	2,578,752
68,831	Kennametal, Inc.	2,672,708
60,940	Quanta Services, Inc.*	1,612,472
19,736	Rockwell Automation, Inc.	1,640,851
16,741	Roper Industries, Inc.	2,079,567
91,510	Sensata Technologies Holding NV*	3,193,699
7,311	W.W. Grainger, Inc.	1,843,688

		18,719,406

Commercial & Professional Services – 1.3%
25,102	Healthcare Services Group, Inc.	615,501
90,130	Ritchie Bros Auctioneers, Inc.	1,732,299

		2,347,800

Consumer Durables & Apparel – 5.5%
47,659	Deckers Outdoor Corp.*	2,407,256
89,159	Fifth & Pacific Companies, Inc.*	1,991,812
20,044	Lululemon Athletica, Inc.*	1,313,283
34,983	PVH Corp.	4,374,624

		10,086,975

Consumer Services – 4.2%
5,175	Chipotle Mexican Grill, Inc.*	1,885,511
39,694	Coinstar, Inc.*	2,328,847
34,796	Dunkin’ Brands Group, Inc.	1,489,965
49,586	Marriott International, Inc. Class A	2,001,787

		7,706,110

Diversified Financials – 9.9%
25,432	IntercontinentalExchange, Inc.*	4,520,792
70,042	Lazard Ltd. Class A	2,251,850
118,674	MSCI, Inc.*	3,948,284
44,773	Northern Trust Corp.	2,592,357
101,251	SLM Corp.	2,314,598
32,285	T. Rowe Price Group, Inc.	2,361,648

		17,989,529

Energy – 5.5%
49,071	Cameron International Corp.*	3,001,182
10,423	Core Laboratories NV	1,580,752
18,413	Dril-Quip, Inc.*	1,662,510
16,408	Pioneer Natural Resources Co.	2,375,058
29,457	Whiting Petroleum Corp.*	1,357,673

		9,977,175

Food, Beverage & Tobacco – 3.7%
34,507	Beam, Inc.	2,177,737
16,039	Monster Beverage Corp.*	974,690
34,640	The Hain Celestial Group, Inc.*	2,250,561
20,551	TreeHouse Foods, Inc.*	1,346,912

		6,749,900

Common Stocks – (continued)
Health Care Equipment & Services – 6.4%
34,619	C. R. Bard, Inc.	$3,762,393
63,993	CareFusion Corp.*	2,358,142
25,322	Henry Schein, Inc.*	2,424,581
66,679	HMS Holdings Corp.*	1,553,621
10,196	MEDNAX, Inc.*	933,750
8,313	Teleflex, Inc.	644,174

		11,676,661

Household & Personal Products – 2.2%
40,345	Church & Dwight Co., Inc.	2,489,690
24,279	The Estee Lauder Companies, Inc. Class A	1,596,830

		4,086,520

Materials – 4.6%
31,981	Airgas, Inc.	3,052,906
34,225	Ecolab, Inc.	2,915,628
33,521	International Flavors & Fragrances, Inc.	2,519,438

		8,487,972

Media – 2.3%
25,195	Discovery Communications, Inc. Class A*	1,945,306
33,705	Scripps Networks Interactive, Inc. Class A	2,250,146

		4,195,452

Pharmaceuticals, Biotechnology & Life Sciences – 10.1%
104,662	Agilent Technologies, Inc.	4,475,347
10,283	Alexion Pharmaceuticals, Inc.*	948,504
34,661	Ariad Pharmaceuticals, Inc.*	606,221
25,377	BioMarin Pharmaceutical, Inc.*	1,415,783
58,969	Cepheid, Inc.*	2,029,713
25,061	Medivation, Inc.*	1,233,001
6,230	Mettler-Toledo International, Inc.*	1,253,476
8,951	Pharmacyclics, Inc.*	711,336
5,742	Regeneron Pharmaceuticals, Inc.*	1,291,261
19,947	Shire PLC ADR	1,897,159
32,242	Vertex Pharmaceuticals, Inc.*	2,575,169

		18,436,970

Real Estate – 2.7%
208,432	CBRE Group, Inc. Class A*	4,868,972

Retailing – 7.9%
33,184	Dick’s Sporting Goods, Inc.	1,661,191
75,219	Dollar General Corp.*	3,793,294
65,272	L Brands, Inc.	3,214,646
49,601	PetSmart, Inc.	3,322,771
21,254	Tiffany & Co.	1,548,141
9,465	Ulta Salon, Cosmetics & Fragrance, Inc.*	948,015

		14,488,058

Semiconductors & Semiconductor Equipment – 4.6%
77,779	Altera Corp.	2,565,929
43,341	Linear Technology Corp.	1,596,682
104,660	Xilinx, Inc.	4,145,583

		8,308,194

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software & Services – 9.4%
20,776	Cognizant Technology Solutions Corp. Class A*	$1,300,785
26,822	Equinix, Inc.*	4,954,560
19,201	FleetCor Technologies, Inc.*	1,561,041
77,976	Genpact Ltd.	1,500,258
50,121	MICROS Systems, Inc.*	2,162,721
86,769	Pandora Media, Inc.*	1,596,550
57,367	Rackspace Hosting, Inc.*	2,173,636
51,430	Salesforce.com, Inc.*	1,963,597

		17,213,148

Technology Hardware & Equipment – 2.6%
50,613	Amphenol Corp. Class A	3,944,777
46,211	Juniper Networks, Inc.*	892,335

		4,837,112

Telecommunication Services – 4.7%
82,533	SBA Communications Corp. Class A*	6,117,346
89,905	tw telecom, inc.*	2,529,927

		8,647,273

TOTAL INVESTMENTS – 99.6%
(Cost $142,840,246)		$181,914,633

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		686,981

NET ASSETS – 100.0%		$182,601,614

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 73.2%
Collateralized Mortgage Obligations – 58.4%
Agency Multi-Family – 3.2%
FNMA
$191,258	2.800%	03/01/18	$200,010
485,801	3.864	05/01/18	524,921
110,000	3.968	05/01/18	119,727
400,000	4.656	06/01/19	438,481
96,471	3.530	10/01/20	101,502
96,577	3.753	12/01/20	102,201
387,902	3.888	12/01/20	415,299
198,139	4.520	06/01/21	218,153
GNMA
81,664	3.950	07/15/25	85,793

			2,206,087

Regular Floater(a) – 51.8%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)
2,140,431	0.490	09/20/66	1,947,090
FHLMC REMIC Series 3208, Class FG
2,743,061	0.592	08/15/36	2,750,930
FHLMC REMIC Series 3307, Class FT
3,862,511	0.433	07/15/34	3,861,657
FHLMC REMIC Series 3311, Class KF
5,462,332	0.533	05/15/37	5,446,888
FHLMC REMIC Series 3371, Class FA
1,812,431	0.793	09/15/37	1,821,345
FHLMC REMIC Series 4174, Class FB
1,976,960	0.493	05/15/39	1,976,239
FNMA REMIC Series 2006-96, Class FA
1,931,493	0.493	10/25/36	1,933,903
FNMA REMIC Series 2007-85, Class FC
1,524,056	0.733	09/25/37	1,536,482
FNMA REMIC Series 2008-8, Class FB
3,250,034	1.013	02/25/38	3,271,684
FNMA REMIC Series 2011-110, Class FE
987,888	0.593	04/25/41	991,111
FNMA REMIC Series 2012-35, Class QF
3,356,063	0.593	04/25/42	3,361,949
GNMA Series 2005-48, Class AF
1,903,842	0.392	06/20/35	1,885,207
Granite Master Issuer PLC Series 2007-1, Class 2A1
1,789,908	0.332	12/20/54	1,735,503
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A
3,577,029	0.643	01/08/20	3,591,281

			36,111,269

Sequential Fixed Rate – 3.4%
FNMA REMIC Series 2006-82, Class F
2,378,069	0.763	09/25/36	2,392,855

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$40,710,211

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Security – 0.3%
Sequential Fixed Rate – 0.3%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
$200,000	5.889%	07/10/44	$220,813

Federal Agencies – 14.5%
Adjustable Rate FHLMC(a) – 5.0%
$321,098	2.407%	09/01/35	$337,345
779,444	2.610	12/01/36	834,065
1,255,421	3.051	04/01/37	1,354,637
891,940	2.758	01/01/38	951,623

			3,477,670

Adjustable Rate FNMA(a) – 4.8%
144,411	2.098	05/01/33	150,979
317,044	2.333	05/01/35	335,511
1,328,329	4.671	06/01/35	1,414,548
1,193,730	2.616	11/01/35	1,269,350
193,857	2.704	12/01/35	203,810

			3,374,198

Adjustable Rate GNMA(a) – 1.0%
632,121	1.750	04/20/33	659,402

FNMA – 3.7%
500,000	4.000	04/01/25	523,320
2,000,000	3.500	TBA-30yr(c)	2,031,250

			2,554,570

TOTAL FEDERAL AGENCIES			$10,065,840

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $51,005,614)			$50,996,864

Asset-Backed Securities – 25.7%
Auto(a) – 1.8%
Ally Master Owner Trust Series 2013-1, Class A1
$1,250,000	0.642%	02/15/18	$1,245,064

Collateralized Loan Obligations(a) – 9.6%
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)
1,263,398	0.544	02/01/22	1,219,371
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)
496,335	0.544	02/01/22	479,039
KKR Financial CLO Corp. Series 2007-1A, Class A(b)
1,388,124	0.625	05/15/21	1,348,208
Ocean Trails CLO I Series 2006-1X, Class A1
992,251	0.527	10/12/20	963,572
Westbrook CLO Ltd. Series 2006-1X, Class A1
750,000	0.512	12/20/20	723,263
Westchester CLO Ltd. Series 2007-1X, Class A1A
2,035,279	0.499	08/01/22	1,967,356

			6,700,809

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(a) – 14.3%
Brazos Higher Education Authority Series 2005-3, Class A14
$50,229	0.383%	09/25/23	$50,162
College Loan Corp. Trust Series 2004-1, Class A4
150,000	0.466	04/25/24	141,621
Edsouth Indenture No. 1 LLC Series 2010-1, Class A1(b)
2,705,994	1.126	07/25/23	2,726,263
Educational Funding of the South, Inc. Series 2011-1, Class A2
1,000,000	0.926	04/25/35	994,644
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)
1,750,000	1.193	02/25/25	1,769,953
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
1,300,000	1.192	05/20/30	1,322,024
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
1,140,000	1.234	07/01/24	1,148,414
SLM Student Loan Trust Series 2008-5, Class A4
300,000	1.976	07/25/23	313,023
SLM Student Loan Trust Series 2011-2, Class A1
1,308,302	0.793	11/25/27	1,313,633
SLM Student Loan Trust Series 2012-2, Class A
228,682	0.893	01/25/29	230,473

			10,010,210

TOTAL ASSET-BACKED SECURITIES
(Cost $18,083,698)			$17,956,083

U.S. Treasury Obligations – 1.2%
United States Treasury Notes
$200,000	1.000%	05/31/18	$196,508
200,000	1.375	06/30/18	199,860
100,000	1.375	05/31/20	96,484

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$100,000	1.875%	06/30/20	$99,613
300,000	1.750	05/15/23	280,899

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $886,590)			$873,364

TOTAL INVESTMENTS – 100.1%
(Cost $69,975,902)			$69,826,311

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(91,507)

NET ASSETS – 100.0%			$69,734,804

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,489,924, which represents approximately 13.6% of net assets as of June 30, 2013.
(c)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $2,031,250 which represents approximately 2.9% of net assets as of June 30, 2013.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(47)	September 2013	$(6,384,656)	$182,117
U.S. Ultra Long Treasury Bonds	7	September 2013	1,031,188	(36,618)
2 Year U.S. Treasury Notes	43	September 2013	9,460,000	(11,059)
5 Year U.S. Treasury Notes	(60)	September 2013	(7,262,813)	83,678
10 Year U.S. Treasury Notes	(3)	September 2013	(379,688)	(52)
TOTAL				$218,066

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments of unaffiliated issuers, at value (cost $131,026,798, $114,517,310, $142,840,246 and $69,975,902)	$130,761,379	$175,069,480	$181,914,633	$69,826,311
Investments of affiliated issuer, at value (cost $662,482 for Equity Index Fund)	—	800,264	—	—
Cash	12,866,110	617,017	1,734,755	2,586,969
Foreign currencies, at value (cost $2,245,129 for Core Fixed Income Fund)	2,251,738	—	—	—
Receivables:	—	—	—	—
Investments sold on an extended-settlement basis	23,400,777	—	—	62,910
Interest and dividends	702,585	217,556	61,338	61,071
Unrealized gain on forward foreign currency exchange contracts	291,468	—	—	—
Fund shares sold	80,675	134,886	25,190	265,233
Investments sold	77,807	541,979	—	—
Reimbursement from investment adviser	41,020	60,089	33,585	34,647
Futures variation margin	24,606	—	—	—
Collateral on certain derivative contracts	—	—	—	346,000	(a)
Other assets	1,960	994	1,052	492
Total assets	170,500,125	177,442,265	183,770,553	73,183,633

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	39,021,992	—	—	3,222,095
Forward sale contracts, at value (proceeds receivable $4,305,352 for Core Fixed Income Fund)	4,283,672	—	—	—
Investments purchased	2,011,158	95,426	840,269	99,627
Unrealized loss on forward foreign currency exchange contracts	250,971	—	—	—
Amounts owed to affiliates	69,718	70,744	173,855	32,977
Fund shares redeemed	27,442	22,167	94,052	6,803
Futures variation margin	—	5,477	—	5,951
Accrued expenses	69,397	82,639	60,763	81,376
Total liabilities	45,734,350	276,453	1,168,939	3,448,829

Net Assets:
Paid-in capital	130,388,918	130,352,049	137,798,449	69,648,185
Undistributed (distributions in excess of) net investment income (loss)	(273,203)	1,832,965	(417,023)	(178,892)
Accumulated net realized gain (loss)	(5,395,429)	(15,687,883)	6,145,801	197,036
Net unrealized gain	45,489	60,668,681	39,074,387	68,475
NET ASSETS	$124,765,775	$177,165,812	$182,601,614	$69,734,804
Net Assets:
Institutional	$24,164	$—	$25,077	$24,981
Service	124,741,611	177,165,812	182,576,537	69,709,823
Total Net Assets	$124,765,775	$177,165,812	$182,601,614	$69,734,804
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,305	—	3,264	2,372
Service	11,902,663	14,796,452	23,771,014	6,619,502
Net asset value, offering and redemption price per share:
Institutional	$10.48	—	$7.68	$10.53
Service	10.48	11.97	7.68	10.53

(a) Represents cash on deposit with counterparty relating to initial margin requirements on future transactions of $346,000 for High Quality Floating Rate Fund.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$1,554,262	$72	$—	$257,081
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $557, $5,327 and $0)	926	1,878,111	626,809	—
Dividends — affiliated issuer	—	5,547	—	—
Total investment income	1,555,188	1,883,730	626,809	257,081

Expenses:
Management fees	260,567	264,597	906,005	165,948
Distribution and Service fees	162,843	220,497	226,490	84,388
Custody, accounting and administrative services	48,583	28,447	24,553	35,560
Professional fees	37,935	30,218	27,981	46,049
Printing and mailing costs	24,864	37,744	24,599	12,174
Transfer Agent fees(a)	13,027	17,638	18,118	6,751
Trustee fees	8,995	9,051	9,059	8,922
Other	5,519	43,373	5,580	3,048
Total expenses	562,333	651,565	1,242,385	362,840
Less — expense reductions	(127,687)	(224,977)	(197,950)	(115,348)
Net expenses	434,646	426,588	1,044,435	247,492
NET INVESTMENT INCOME (LOSS)	1,120,542	1,457,142	(417,626)	9,589

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $2,801 for the Growth Opportunities Fund)	(236,983)	(600,960)	5,653,370	711,173
Investments — affiliated issuer	—	(25,686)	—	—
Futures contracts	(286,872)	173,807	—	19,270
Forward foreign currency exchange contracts	1,054,431	—	—	—
Foreign currency transactions	(176,685)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(4,857,188)	21,210,187	13,294,790	(947,887)
Investments — affiliated issuer	—	161,785	—	—
Futures contracts	201,335	(20,764)	—	179,503
Forward foreign currency exchange contracts	208,425	—	—	—
Foreign currency translation	(15,801)	—	—	—
Net realized and unrealized gain (loss)	(4,109,338)	20,898,369	18,948,160	(37,941)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,988,796)	$22,355,511	$18,530,534	$(28,352)

(a) Class specific Transfer Agent fees were as follows:

	Transfer Agent Fees
Fund	Institutional		Service
Core Fixed Income	$—	(b)	$13,027
Equity Index	N/A		17,638
Growth Opportunities	—	(b)	18,118
High Quality Floating Rate	—	(b)	6,751

(b) Commenced operations on April 30, 2013 for Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund			Equity Index Fund
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income (loss)	$1,120,542		$2,237,144	$1,457,142	$3,159,545
Net realized gain (loss)	353,891		4,328,117	(452,839)	6,823,582
Net change in unrealized gain (loss)	(4,463,229)		2,738,834	21,351,208	15,220,753
Net increase (decrease) in net assets resulting from operations	(2,988,796)		9,304,095	22,355,511	25,203,880

Distributions to shareholders:
From net investment income
Institutional Shares	(146	)(a)	—	—	—
Service Shares	(1,730,621)		(3,241,836)	—	(3,068,378)
From net realized gains
Service Shares	—		—	—	—
Total distributions to shareholders	(1,730,767)		(3,241,836)	—	(3,068,378)

From share transactions:

Proceeds from sales of shares	3,067,142		8,361,507	1,335,342	2,183,506
Reinvestment of distributions	1,730,767		3,241,836	—	3,068,378
Cost of shares redeemed	(10,748,540)		(30,344,108)	(14,335,902)	(29,287,642)
Net increase (decrease) in net assets resulting from share transactions	(5,950,631)		(18,740,765)	(13,000,560)	(24,035,758)
TOTAL INCREASE (DECREASE)	(10,670,194)		(12,678,506)	9,354,951	(1,900,256)

Net assets:

Beginning of period	135,435,969		148,114,475	167,810,861	169,711,117
End of period	$124,765,775		$135,435,969	$177,165,812	$167,810,861
Undistributed (distributions in excess of) net investment income (loss)	$(273,203)		$337,022	$1,832,965	$375,823

(a) Commenced operations on April 30, 2013.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund		High Quality Floating Rate Fund
For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012

$(417,626)	$(442,180)	$9,589		$242,926
5,653,370	12,350,130	730,443		1,459,709
13,294,790	18,219,850	(768,384)		122,962
18,530,534	30,127,800	(28,352)		1,825,597

— (a)	—	(44	)(a)	—
—	—	(266,963)		(516,585)

—	(14,534,448)	—		(2,117,284)
—	(14,534,448)	(267,007)		(2,633,869)

4,972,427	5,879,360	8,041,552		15,052,010
—	14,534,448	267,007		2,633,869
(12,771,116)	(23,461,412)	(7,171,890)		(15,310,789)
(7,798,689)	(3,047,604)	1,136,669		2,375,090
10,731,845	12,545,748	841,310		1,566,818

171,869,769	159,324,021	68,893,494		67,326,676
$182,601,614	$171,869,769	$69,734,804		$68,893,494
$(417,023)	$603	$(178,892)		$78,526

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional (Commenced April 30, 2013)	$10.91	$0.03	$(0.40)	$(0.37)	$(0.06)	$10.48	(3.36)%	$24	0.41	%(d)	0.69	%(d)	1.94	%(d)	346%
2013 - Service	10.88	0.09	(0.35)	(0.26)	(0.14)	10.48	(2.37)	124,742	0.67	(d)	0.86	(d)	1.72	(d)	346

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Service	10.43	0.17	0.52	0.69	(0.24)	10.88	6.70	135,436	0.67		0.83		1.57		727
2011 - Service	10.00	0.23	0.46	0.69	(0.26)	10.43	6.96	148,114	0.67		0.83		2.22		644
2010 - Service	9.62	0.28	0.41	0.69	(0.31)	10.00	7.18	170,720	0.67		0.81		2.80		399
2009 - Service	8.81	0.39	0.87	1.26	(0.45)	9.62	14.68	183,178	0.67		0.79		4.29		187
2008 - Service	10.13	0.47	(1.31)	(0.84)	(0.48)	8.81	(8.56)	182,978	0.67		0.77		4.92		140

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	48

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013	$10.54	$0.09	$1.34	$1.43	$—	$—	$—	$11.97	13.57%	$177,166	0.48	%(d)	0.74	%(d)	1.65	%(d)	1%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012	9.29	0.19	1.26	1.45	(0.20)	—	(0.20)	10.54	15.50	167,811	0.48		0.72		1.82		3
2011	9.29	0.15	0.01	0.16	(0.16)	—	(0.16)	9.29	1.75	169,711	0.48		0.70		1.59		3
2010	8.22	0.13	1.08	1.21	(0.14)	—	(0.14)	9.29	14.92	193,874	0.51		0.71		1.52		4
2009	6.61	0.14	1.62	1.76	(0.15)	—	(0.15)	8.22	26.28	198,588	0.59		0.68		1.97		5
2008	11.42	0.17	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60		0.69		1.81		4

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distribution to shareholders from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional (Commenced April 30, 2013)	$7.66	$—	(d)	$0.02	$0.02	$—	$7.68	0.26%	$25	0.99	%(e)	1.18	%(e)	(0.09	)%(e)	20%
2013 - Service	6.93	(0.02)		0.77	0.75	—	7.68	10.82	182,577	1.15	(e)	1.37	(e)	(0.46	)(e)	20

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Service	6.34	(0.02	)(f)	1.25	1.23	(0.64)	6.93	19.37	171,870	1.15		1.39		(0.26	)(f)	46
2011 - Service	6.72	(0.03)		(0.24)	(0.27)	(0.11)	6.34	(3.97)	159,324	1.17		1.41		(0.46)		53
2010 - Service	5.63	(0.03)		1.12	1.09	—	6.72	19.36	145,904	1.18		1.43		(0.56)		57
2009 - Service	3.55	(0.02)		2.10	2.08	—	5.63	58.59	127,710	1.18		1.43		(0.50)		71
2008 - Service	6.20	(0.02)		(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18		1.37		(0.32)		78

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	50

GOLDMAN SACHS VARIABLE INSURANCE HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional (Commenced April 30, 2013)	$10.56	$0.01		$(0.02)	$(0.01)	$(0.02)	$—	$(0.02)	$10.53	(0.11)%	$25	0.38	%(d)	0.85	%(d)	0.42	%(d)	469%
2013 - Service	10.58	—	(e)	(0.01)	(0.01)	(0.04)	—	(0.04)	10.53	(0.08)	69,710	0.73	(d)	1.07	(d)	0.03	(d)	469

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Service	10.70	0.04		0.25	0.29	(0.08)	(0.33)	(0.41)	10.58	2.78	68,893	0.79		1.06		0.36		1,045
2011 - Service	10.56	0.09		0.57	0.66	(0.10)	(0.42)	(0.52)	10.70	6.35	67,327	0.81		1.13		0.81		960
2010 - Service	10.29	0.17		0.37	0.54	(0.19)	(0.08)	(0.27)	10.56	5.19	72,311	0.81		1.08		1.56		614
2009 - Service	10.14	0.31		0.33	0.64	(0.36)	(0.13)	(0.49)	10.29	6.44	74,760	0.81		1.05		3.01		287
2008 - Service	10.27	0.42		(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81		1.04		4.12		244

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Core Fixed Income, Growth Opportunities and High Quality Floating Rate†	Institutional and Service	Diversified
Equity Index	Service	Diversified

†	Formerly, Goldman Sachs Government Income Fund. Effective at the close of business April 30, 2013, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2013:

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$31,518,752	$—
Mortgage-Backed Obligations	—	52,627,469	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	24,233,428	6,260,863	—
Asset-Backed Securities	—	8,319,054	—
Foreign Debt Obligations	1,576,221	2,319,068	—
Municipal Debt Obligations	—	1,376,773	—
Government Guarantee Obligations	—	2,529,751	—
Total	$25,809,649	$104,951,730	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,283,672)	$—

Derivative Type
Assets(a)
Futures Contracts	$482,247	$—	$—
Forward Foreign Currency Exchange Contracts	—	291,468	—
Liabilities(a)
Futures Contracts	$(219,458)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(250,971)	—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY INDEX

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$175,729,747	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	139,997	—	—
Total	$175,869,744	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(21,271)	$—	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$181,914,633	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$50,996,864	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	873,364	—	—
Asset-Backed Securities	—	17,956,083	—
Total	$873,364	$68,952,947	$—

Derivative Type
Assets(a)
Futures Contracts	$265,795	$—	$—
Liabilities(a)
Futures Contracts	$(47,729)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

CORE FIXED INCOME

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest Rate	Receivable for unrealized gain on futures variation margin	$482,247(a)	Payable for unrealized loss on futures variation margin	$(219,458)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	291,468	Payable for unrealized loss on forward foreign currency exchange contracts	(250,971)
Total		$773,715		$(470,429)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	—	$—	Payable for unrealized loss on futures variation margin	$(21,271)
High Quality Floating Rate	Interest Rate	Receivable for unrealized gain on futures variation margin	265,795	Payable for unrealized loss on futures variation margin	(47,729)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

CORE FIXED INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(286,872)	$201,335	498
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,054,431	208,425	216
Total		$767,559	$409,760	714

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2013.

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$173,807	$(20,764)	19
High Quality Floating Rate	Interest Rate	19,270	179,503	198

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. Since these amended principles require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Portfolio’s financial condition or result of operations.

For financial reporting purposes, the Portfolios do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post additional collateral to the counterparty in the form of initial margin, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements, however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2013:

CORE FIXED INCOME

Offsetting of Derivatives Assets:

Derivatives	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Over the Counter:
Forward Currency Contracts	$291,468	$—	$291,468
Exchange Traded:
Futures Contracts	24,606	—	24,606
Total	$316,074	$—	$316,074

Derivative Assets and Collateral Received by Counterparty:

		Gross Amounts Available for Offset but Not Netted in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount(1)
Bank of America NA	$5,307	$—	$—	$5,307
Barclays Bank PLC	8,743	(8,743)	—	—
BNP Paribas SA	3,418	(3,418)	—	—
Citibank NA	29,563	(26,079)	—	3,484
Credit Suisse International	321	(321)	—	—
Deutsche Bank AG (London)	10,399	(10,399)	—	—
Goldman Sachs & Co.*	24,606	—	—	24,606
HSBC Bank PLC	17,842	(3,161)	—	14,681
JPMorgan Chase Bank NA	60,646	(10,326)	—	50,320
Morgan Stanley Co., Inc.	18,544	—	—	18,544
Royal Bank of Canada	40,625	(12,610)	—	28,015
Royal Bank of Scotland	6,416	(5,990)	—	426
Standard Chartered Bank	15,005	—	—	15,005
State Street Bank	4,339	(4,339)	—	—
UBS AG (London)	5,139	(5,139)	—	—
Westpac Banking Corp.	65,161	(65,161)	—	—
Total	$316,074	$(155,686)	$—	$160,388
*	Exchange Traded Futures — Goldman Sachs & Co. as Futures Commission Merchant
(1)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

Offsetting of Derivatives Liabilities:

Derivatives	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Over the Counter:
Forward Currency Contracts	$250,971	$—	$250,971

Derivative Liabilities and Collateral Pledged by Counterparty:

		Gross Amounts Available for Offset but Not Netted in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount(2)
Barclays Bank PLC	$50,974	$(8,743)	$—	$42,231
BNP Paribas SA	13,766	(3,418)	—	10,348
Citibank NA	26,079	(26,079)	—	—
Credit Suisse International	3,638	(321)	—	3,317
Deutsche Bank AG (London)	14,518	(10,399)	—	4,119
HSBC Bank PLC	3,161	(3,161)	—	—
JPMorgan Chase Bank NA	10,326	(10,326)	—	—
Royal Bank of Canada	12,610	(12,610)	—	—
Royal Bank of Scotland	5,990	(5,990)	—	—
State Street Bank	13,421	(4,339)	—	9,082
UBS AG (London)	29,640	(5,139)	—	24,501
Westpac Banking Corp.	66,848	(65,161)	—	1,687
Total	$250,971	$(155,686)	$—	$95,285

(2)	Net amount represents the net amount due to the counterparty in the event of a default based on the contractual set-off rights under the agreement.

EQUITY INDEX

Offsetting of Derivatives Liabilities:

Derivatives	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Exchange Traded:
Futures Contracts	$5,477	$—	$5,477

Derivative Liabilities and Collateral Pledged by Counterparty:

		Gross Amounts Available for Offset but Not Netted in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount(1)
J.P. Morgan Securities LLC*	$5,477	$(5,477)	$—	$—

*	Exchange Traded Futures — J.P. Morgan as Futures Commission Merchant
(1)	Net amount represents the net amount due to the counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

HIGH QUALITY FLOATING RATE

Offsetting of Derivatives Liabilities:

Derivatives	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Exchange Traded:
Futures Contracts	$5,951	$—	$5,951

Derivative Liabilities and Collateral Pledged by Counterparty:

		Gross Amounts Available for Offset but Not Netted in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount(1)
Goldman Sachs & Co.*	$5,951	$—	$(5,951)	$—

*	Exchange Traded Futures — Goldman Sachs & Co. as Futures Commission Merchant
(1)	Net amount represents the net amount due to the counterparty in the event of a default based on the contractual set-off rights under the agreement.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.97	*
High Quality Floating Rate:**
Effective 4/30/2013	0.40	0.36	0.34	0.33	0.32	0.49	0.46	*
Prior to 4/30/2013	0.54	0.49	0.47	0.46	0.45	—	—

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net effective management fee rates, as defined in the Fund’s most recent prospectuses. These waivers will be effective through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.
**	Effective April 30, 2013, the Fund’s management fee schedule has been reduced, as outlined in the table above.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the six months ended June 30, 2013, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 30, 2014 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2013.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the six months ended June 30, 2013 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2014, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.074%, respectively. Prior to April 30, 2013, the Other Expense limitation for High Quality Floating Rate Fund was 0.004%. These Other Expense limitations will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$—	$—	$4,396	$123,291	$127,687
Equity Index	79,381	—	294	145,302	224,977
Growth Opportunities	27,180	81,538	1,087	88,145	197,950
High Quality Floating Rate	10,512	—	8,609	96,227	115,348

As of June 30, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$41,626	$26,011	$2,081	$69,718
Equity Index	30,950	36,846	2,948	70,744
Growth Opportunities	146,647	24,185	3,023	173,855
High Quality Floating Rate	17,627	14,213	1,137	32,977

E. Line of Credit Facility — As of June 30, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2013, Goldman Sachs earned $5 and $1,006 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Equity Index and Growth Opportunities Funds, respectively.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the six months ended June 30, 2013:

Fund	Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Year	Dividend Income
Equity Index	The Goldman Sachs Group, Inc.	5,761	—	(470)	5,291	$800,264	$5,547

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$430,968,033	$21,242,085	$426,180,390	$34,022,194
Equity Index	—	1,318,232	—	13,274,867
Growth Opportunities	—	36,470,766	—	43,342,345
High Quality Floating Rate	271,174,883	26,347,522	295,589,717	5,665,452

7.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2012, the Funds’ capital loss carryforwards and certain timing differences on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Capital loss carryforwards:(1)
Expiring 2017	$(1,103,983)	$(641,986)	$—	$—
Expiring 2018	(4,488,774)	—	—	—
Total capital loss carryforwards	$(5,592,757)	$(641,986)	$—	$—
Timing differences (Qualified late year loss and straddle loss deferrals and deferred dividend)	(349,074)	713	(34,054)	(511,071)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$131,035,225	$129,737,310	$143,241,138	$69,978,358
Gross unrealized gain	2,374,561	68,311,161	41,638,007	248,968
Gross unrealized loss	(2,648,407)	(22,178,727)	(2,964,512)	(401,015)
Net unrealized security gain(loss)	$(273,846)	$46,132,434	$38,673,495	$(152,047)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and forward foreign currency exchange contracts and differences related to the tax treatment of underlying fund investments, real estate investment trust investments, and securities on loan.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	2,291	$25,000	—	$—
Reinvestment of distributions	14	146	—	—
	2,305	25,146	—	—
Service Shares
Shares sold	281,720	3,042,142	786,585	8,361,507
Reinvestment of distributions	162,192	1,730,621	304,260	3,241,836
Shares redeemed	(993,694)	(10,748,540)	(2,842,488)	(30,344,108)
	(549,782)	(5,975,777)	(1,751,643)	(18,740,765)
NET DECREASE	(547,477)	$(5,950,631)	(1,751,643)	$(18,740,765)

Share activity is as follows:

	Equity Index Fund
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	115,711	$1,335,342	212,773	$2,183,506
Reinvestment of distributions	—	—	290,291	3,068,378
Shares redeemed	(1,237,042)	(14,335,902)	(2,849,794)	(29,287,642)
NET DECREASE	(1,121,331)	$(13,000,560)	(2,346,730)	$(24,035,758)

(a)	Commenced operations on April 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Opportunities Fund
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	3,264	$25,000	—	$—
	3,264	25,000	—	—
Service Shares
Shares sold	656,404	4,947,427	837,085	5,879,360
Reinvestment of distributions	—	—	2,112,565	14,534,448
Shares redeemed	(1,701,049)	(12,771,116)	(3,270,859)	(23,461,412)
	(1,044,645)	(7,823,689)	(321,209)	(3,047,604)
NET DECREASE	(1,041,381)	$(7,798,689)	(321,209)	$(3,047,604)

(a)	Commenced operations on April 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	2,368	$25,000	—	$—
Reinvestment of distributions	4	44	—	—
	2,372	25,044	—	—
Service Shares
Shares sold	760,572	8,016,552	1,391,077	15,052,010
Reinvestment of distributions	25,404	266,963	248,434	2,633,869
Shares redeemed	(680,833)	(7,171,890)	(1,416,700)	(15,310,789)
	105,143	1,111,625	222,811	2,375,090
NET INCREASE	107,515	$1,136,669	222,811	$2,375,090

(a)	Commenced operations on April 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of a Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Institutional(a)
Actual	$1,000	$966.40		$0.67	N/A	N/A		N/A	$1,000	$1,002.60		$1.66	$1,000	$998.90		$0.63
Hypothetical 5% return	1,000	1,022.76	+	2.06	N/A	N/A		N/A	1,000	1,019.89	+	4.96	1,000	1,022.91		1.91
Service
Actual	$1,000	$976.30		$3.28	$1,000	$1,135.70		$2.54	$1,000	$1,108.20		$6.01	$1,000	$999.20		$3.62
Hypothetical 5% return	1,000	1,021.47	+	3.36	1,000	1,022.41	+	2.41	1,000	1,019.09	+	5.76	1,000	1,021.17	+	3.66

(a)	Commenced operations on April 30, 2013
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service
Core Fixed Income	0.41%	0.67%
Equity Index	N/A	0.48
Growth Opportunities	0.99	1.15
High Quality Floating Rate	0.38	0.73

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Equity Index, Goldman Sachs Growth Opportunities and Goldman Sachs High Quality Floating Rate (formerly, Goldman Sachs Government Income) Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and (for Core Fixed Income and Growth Opportunities Funds) comparable institutional composites managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to Equity Index Fund and Growth Opportunities Fund) and limit certain expenses of each of the Funds that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor, to waive a portion of the distribution and service fees payable by the Growth Opportunities Fund’s Service Shares; and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Growth Opportunities and Equity Index Funds (the “Equity Funds”) and broker oversight, an update on the Investment Adviser’s soft dollars practices (with respect to the Growth Opportunities Fund), and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Equity Index Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser) that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three- and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Core Fixed Income and Growth Opportunities Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Core Fixed Income Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. They noted that the High Quality Floating Rate Fund’s Service Shares had placed in the top half of the Fund’s peer group for the five-year period and in the third quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. The Trustees also noted the addition of certain key hires to the portfolio management team of the Core Fixed Income and High Quality Floating Rate Funds (the “Fixed Income Funds”) in 2012.

The Trustees observed that the Equity Index Fund’s Service Shares had placed in the top half of the Fund’s peer group and underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. The Trustees noted that the Growth Opportunities Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2013. The Trustees noted that the Growth Opportunities Fund experienced improved performance for the one-year period ended March 31, 2013. They considered the effects of certain personnel and process enhancements made at the end of 2011, as well as the addition of certain key hires to the portfolio management team, but noted the departure of several senior portfolio management personnel in April 2013.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under its respective Management Agreement and payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints (as applicable) to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the contractual management fees paid by the Equity Index Fund and Growth Opportunities Fund and to limit certain expenses of each of the Funds that exceed specified levels, as well as Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed Income Fund	Growth Opportunities Fund	High Quality Floating Rate Fund
First $1 billion	0.40%	1.00%	0.40%
Next $1 billion	0.36	1.00	0.36
Next $3 billion	0.34	0.90	0.34
Next $3 billion	0.33	0.86	0.33
Over $8 billion	0.32	0.84	0.32

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive certain fees (with respect to the Equity Index Fund and Growth Opportunities Fund) and limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that, while its Management Agreement did not have breakpoints, the Investment Adviser had agreed to waive fees in order to achieve the following effective annual rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; and information comparing the contractual fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other funds in the peer group. The Trustees noted that, in addition to the Investment Adviser’s management fee waiver mentioned above, the Fund’s total expenses were further reduced by the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees also considered and approved the following breakpoints in the contractual fee rate (paid by the Investment Adviser) in the Sub-Advisory Agreement:

Equity Index Fund (Sub-Advisory Fee)
First $50 million	0.03%
Next $200 million	0.02
Next $750 million	0.01
Over $1 billion	0.008

With respect to the Equity Index Fund, the Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules and an explanation of asymmetrical waivers and breakpoints that had been provided by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions on behalf of the Equity Funds and futures transactions on behalf of each of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Growth Opportunities Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Approval of the Sub-Advisory Agreement

The Independent Trustees concluded that the Sub-Advisory Agreement on behalf of the Equity Index Fund should be continued and approved. In reaching this determination, they relied on the information provided by the Investment Adviser and the Sub-Adviser. The Trustees reviewed the respective services provided for the Equity Index Fund by the Investment Adviser under its Management Agreement and by the Sub-Adviser under its Sub-Advisory Agreement. They considered the Sub-Adviser’s solid record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund and noted that, gross of fees and expenses, the Fund slightly outperformed its benchmark (before expenses) in 2012 and for the one-year period ended March 31, 2013, due in large part to the receipt of class action settlement proceeds. They noted that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

fees incurred by the Fund for advisory services. They also considered the Sub-Adviser’s experience in index investing and its compliance policies and procedures and code of ethics. After deliberation and consideration of the information provided, the Trustees unanimously concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund was reasonable in light of the services provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2014.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2014.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2013 Goldman Sachs. All rights reserved.

VITMLTISAR13/106810.MF.MED.TMPL/8/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Semi-Annual Report

June 30, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.73% and 8.52%, respectively. These returns compare to the 11.80% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 13.82% during the Reporting Period, making it the strongest first half since 1998.

U.S. equities, as represented by the S&P® 500 Index, extended their rally from 2012 with a strong first quarter in 2013. Indeed, the S&P® 500 Index finished the first quarter of 2013 with significant gains, making a five-year high during these months. The Dow Jones Industrial Average also hit a new record high during the first calendar quarter.

Despite the overhang of automatic spending cuts, or sequestration, that went into effect in March 2013, U.S. equity markets reflected a variety of improving economic indicators. Strong momentum in the housing market continued, as the Case-Shiller Index of house prices rose 8.1% in January 2013, year-over-year the fastest pace since mid-2006. The employment picture also improved, with the unemployment rate dropping to 7.7%. Strong retail sales suggested consumers may have been feeling the effects of better housing and labor market conditions.

After a strong start to the second quarter of 2013, bullish sentiment began to fade, and the U.S. equity rally halted in mid-May 2013 when Federal Reserve (“Fed”) Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. U.S. equity markets calmed toward the end of the month as a downward revision of first quarter Gross Domestic Product (“GDP”) from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. Still, the S&P® 500 Index declined modestly in June 2013, ending seven consecutive months of gains and muting returns for the quarter as a whole. Even with that, both the S&P® 500 Index and the Dow Jones Industrial Average made fresh record highs fueled by the continued strong rebound in house prices during the second calendar quarter and returns for the Reporting Period overall were still significantly up.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. Health care did best, followed closely by consumer discretionary and financials. Conversely, materials performed worst, as commodity prices were volatile in part due to a slowing Chinese economy. Information technology, utilities, telecommunication services and energy were also comparatively weak, though still producing positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market; however, growth stocks substantially outperformed value stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s performance relative to the Russell Index during the Reporting Period can be attributed primarily to stock selection overall.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was stock selection in the information technology, telecommunication services and consumer discretionary sectors. Partially offsetting such detractors was effective stock selection in the financials and industrials sectors, which contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in web-based information technology systems company Rackspace Hosting, personal computer and mobile device giant Apple and wireless tower company American Tower.

Rackspace Hosting, a leading provider of managed hosting and cloud computing services and a new purchase for the Fund during the Reporting Period, detracted from the Fund’s relative performance, as it reported disappointing fiscal first quarter results. The slowdown in its sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering, and more specifically, transitioning large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. While the secular growth trends driving Rackspace Hosting remain intact as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we opted to eliminate the Fund’s position in the company by the end of the Reporting Period.

Apple’s stock was pressured during the Reporting Period due to concerns about slower iPhone revenue growth and increasing competition. We believe Apple actually reported a solid set of results for its fiscal second quarter, and the company alluded to a new product category coming in the fall, which could help to potentially restart the company’s growth. Thus, at the end of the Reporting Period, we maintained a positive outlook on Apple and believed there were a number of potential catalysts for additional growth on the horizon. In our view, an iPhone that targets the emerging market consumer could reaccelerate growth and help expand the overall market for Apple products. We also believe the market had been discounting the optionality in Apple’s stock from new product introductions. (Optionality is the condition of having choices or a condition wherein a stock can deliver outsized results when certain seemingly unlikely things occur.). Overall, we remained positive on Apple at the end of the Reporting Period and believed the stock was trading at a reasonable valuation for a high quality franchise with solid growth potential.

American Tower reported a strong fourth quarter of 2012 during the first quarter of 2013, with revenue beating expectations, and management indicated new business bookings were at record levels. However, tower companies underperformed the equity market broadly in the first quarter of 2013 due in part to concerns that growth in U.S. tower businesses may slow in 2014 following what analysts predict will be a strong 2013. At the end of the Reporting Period, we believed American Tower should continue to see many years of strong growth both domestically and internationally. In our view, the rollout of high speed LTE (long-term evolution) wireless services, which is currently driving the U.S. leasing business, should be followed by several years of growth from investment in adding capacity to these initial networks. We continued to have conviction in the tower companies over the long term, as demand for mobile content shows no sign of slowing, and wireless carriers are increasingly adding capacity to support higher usage, network upgrades and improved coverage.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in pharmaceuticals company Vertex Pharmaceuticals, gaming software and content publisher Activision Blizzard and leading global payments and business services company American Express.

Vertex Pharmaceuticals was the top contributor to the Fund’s performance during the Reporting Period. Supportive trial data was released on one of its cystic fibrosis drugs in development, causing the company’s shares to spike with the now more likely regulatory approval of the treatment. At the end of the Reporting Period, we believed Vertex Pharmaceuticals had an attractive risk/reward profile and was well positioned to grow its addressable market through its cystic fibrosis franchise. In addition, we believe the value of the company’s hepatitis-C franchise has been underestimated by the market, which could lead to significant upside in its stock. In our view, Vertex Pharmaceuticals has a robust pipeline of new treatments and maintains a healthy balance sheet that could help fund research on additional therapies.

Activision Blizzard performed well, as the company reported solid fourth quarter 2012 results during the Reporting Period, driven by strong performance in its key franchises. The video game Skylanders, which was launched in 2011, already crossed the $1 billion revenue threshold. Activision’s Call of Duty video game franchise posted solid growth and saw an increase in online engagement for Black Ops 2, particularly in December 2012. In our view, Activision Blizzard’s industry-leading franchises have

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

solid growth potential. In addition, its newer properties and upcoming releases should lead, we believe, to overall corporate margin expansion. Because the company had performed well, driven by a combination of expected share buybacks and optimism around increased demand for video games following the release of new consoles from Sony and Microsoft later in 2013, we sold out of the Fund’s position in Activision Blizzard by the end of the Reporting Period. In our view, its shares had become fairly valued, and thus we decided to exit the position in favor of what we considered to be more attractive opportunities.

A position in American Express also contributed to the Fund’s relative performance. Its shares increased during the second quarter of 2013 under the sentiment that spending volumes should remain healthy for the near future. In addition, its management further committed to cost containment by reiterating its focus on controlling expenses. In our view, American Express has a strong franchise and business model with recurring transaction-based revenue and an attractive growth profile, which should help expand margins and drive operating leverage. The company has, to date, maintained a healthy balance sheet, allowing it to continue to return capital to shareholders through dividend payments and share repurchases. At the end of the Reporting Period, we remained positive on American Express’ long-term growth opportunity in mobile payments and its closed-loop payments network.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in metal component manufacturer Precision Castparts. The company has leading global positions in aerospace forgings, castings and aero structures as well as strong and growing businesses serving gas power generation and the oil industry. We believe these end markets provide attractive cyclical and secular growth trajectories, and that Precision Castparts’ differentiation from competitors attractively positions it to potentially benefit from these growth opportunities. Its shares had lagged the broader equity market just prior to our purchase date due to fears regarding potential production disruptions to Boeing’s 787. However, we believe those fears were overblown and took the opportunity to initiate a position in what we believe to be a high quality company with strong long-term growth potential.

We initiated a Fund position in biotechnology company Regeneron Pharmaceuticals. The company’s key approved drug is Eylea, which is used for the treatment of a common cause of blindness in the elderly. We believe this drug is best-in-class, and there is the potential for some positive data that could help to rapidly grow the company. Regeneron Pharmaceuticals also has an attractive product pipeline, in our view, for the treatment of asthma and high cholesterol. At the end of the Reporting Period, we believed its valuation presented a compelling risk-reward opportunity for owning the stock.

In addition to those sales already mentioned, we exited the Fund’s position in NetApp, a company that develops data storage hardware and software for enterprise clients. Its stock performed well after the company reported a solid set of earnings and announced it was doubling its existing share buyback to approximately $3 billion. We sold the Fund’s position in NetApp because we believed there were a number of names in this industry trading at similar valuation but with more compelling growth prospects.

We eliminated the Fund’s position in futures and options exchange CME Group during the Reporting Period. While we believe CME Group could benefit from regulatory changes that require over-the-counter derivatives transactions to be centrally cleared, we sold in favor of a higher conviction exchange opportunity.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy and industrials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary, consumer staples, financials, information technology, materials and telecommunication services decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2013, the Fund had overweighted positions relative to the Russell Index in the financials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, materials, consumer staples, telecommunication services and information technology and was rather neutrally weighted to the Russell Index in consumer discretionary and health care. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

The Growth Equity investment team is lead by Steve Barry, Chief Investment Officer and partner. Mr. Barry has 28 years of investment experience and has been with the team since 1999. The Growth Equity team consists of 10 investment professionals and three risk professionals, with the senior leaders having been with the team for more than 10 years. By design, all investment decisions in the Growth Equity team were performed in a co-lead portfolio manager and team structure, with multiple subject matter experts. This strategic decision has been the cornerstone of our approach and ensures continuity in our shareholders’ portfolios. Effective April 17, 2013, alongside Steve Barry, the co-lead portfolio managers for our Growth Equity strategies are Tim Leahy and Steve Becker for Large Cap and Jeff Rabinowitz for Non Large Cap. Joe Hudepohl, Scott Kolar, Warren Fisher and Greg Frasca, formerly of the Growth Equity team have left the firm.

What is the Fund’s tactical view and strategy for the months ahead?

As we enter the second half of 2013, we continue to be constructive on the U.S. equity market. Despite a strong first half of 2013, we believe the case for investing in U.S. equities remains compelling. In our view, at the end of the Reporting Period, valuations were reasonable, as the S&P 500 Index was trading below its historical average price-to-earnings (P/E) multiple and offered a dividend yield of approximately 2%. We believe the strength of corporate balance sheets provides companies with a number of options to enhance shareholder value going forward. Signs of improving U.S. economic growth remained intact at the end of June 2013, supported by a continued recovery in the U.S. housing market and in consumer confidence. However, some headwinds also remained, given market concerns about the Fed tapering asset purchases, rising interest rates, fiscal policy’s drag on economic growth and global economic weakness. We believe it is important to recognize that rising interest rates and advancing equity markets are not necessarily mutually exclusive. We feel equities have the potential to continue to rise in an increasing rate environment driven by improving U.S. economic growth and given that the absolute level of rates still remains low by historical standards. Additional catalysts could be improved sentiment and increased flows into equities.

Our fundamental, bottom-up research process continues to drive our stock selection, while short-term “noise” in the market — headlines or sentiment — enables us to manage position sizes opportunistically. We have high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader U.S. equity market regardless of economic growth conditions. As we look ahead to the second half of 2013, we maintain our discipline in seeking to identify companies with strong or improving balance sheets, defensible franchises, high barriers to entry and strong growth prospects, led by quality management teams and trading at discounted valuations. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Strategic Growth Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	16.99%	5.32%	6.23%	3.66%	4/30/98
Service	16.68	5.07	N/A	4.38	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.80%	0.84%
Service	1.05	1.09

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/133

Holding	% of Net Assets	Line of Business
Apple, Inc.	4.6%	Technology Hardware & Equipment
Google, Inc. Class A	4.5	Software & Services
QUALCOMM, Inc.	4.0	Technology Hardware & Equipment
American Tower Corp. (REIT)	3.3	Real Estate
Schlumberger Ltd.	2.9	Energy
Costco Wholesale Corp.	2.9	Food & Staples Retailing
NIKE, Inc. Class B	2.8	Consumer Durables & Apparel
Equinix, Inc.	2.7	Software & Services
Amazon.com, Inc.	2.6	Retailing
Xilinx, Inc.	2.3	Semiconductors & Semiconductor Equipment

[3]	The top ten holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 98.0%
Capital Goods – 10.2%
39,657	Cummins, Inc.	$4,301,198
127,551	Danaher Corp.	8,073,978
124,338	Honeywell International, Inc.	9,864,977
38,330	Precision Castparts Corp.	8,662,963
35,185	Rockwell Automation, Inc.	2,925,281
68,404	The Boeing Co.	7,007,306
48,055	United Technologies Corp.	4,466,232

		45,301,935

Consumer Durables & Apparel – 5.0%
33,949	Lululemon Athletica, Inc.*	2,224,338
193,378	NIKE, Inc. Class B	12,314,311
61,875	PVH Corp.	7,737,469

		22,276,118

Consumer Services – 3.2%
11,230	Chipotle Mexican Grill, Inc.*	4,091,651
101,231	Marriott International, Inc. Class A	4,086,695
25,238	McDonald’s Corp.	2,498,562
48,623	Yum! Brands, Inc.	3,371,519

		14,048,427

Diversified Financials – 4.3%
89,668	American Express Co.	6,703,580
53,125	IntercontinentalExchange, Inc.*	9,443,500
43,454	T. Rowe Price Group, Inc.	3,178,660

		19,325,740

Energy – 5.9%
67,889	Anadarko Petroleum Corp.	5,833,702
95,063	Halliburton Co.	3,966,028
25,228	Pioneer Natural Resources Co.	3,651,753
180,829	Schlumberger Ltd.	12,958,206

		26,409,689

Food & Staples Retailing – 2.9%
115,246	Costco Wholesale Corp.	12,742,750

Food, Beverage & Tobacco – 5.6%
50,229	Diageo PLC ADR	5,773,823
94,587	PepsiCo, Inc.	7,736,271
55,501	Philip Morris International, Inc.	4,807,497
161,846	The Coca-Cola Co.	6,491,643

		24,809,234

Health Care Equipment & Services – 3.5%
150,225	Abbott Laboratories	5,239,848
47,366	Becton, Dickinson and Co.	4,681,182
31,509	C. R. Bard, Inc.	3,424,398
36,041	Covidien PLC	2,264,816

		15,610,244

Household & Personal Products – 1.9%
61,855	The Estee Lauder Companies, Inc. Class A	4,068,203

Common Stocks – (continued)
Household & Personal Products – (continued)
59,038	The Procter & Gamble Co.	$4,545,336

		8,613,539

Materials – 2.4%
40,725	Ecolab, Inc.	3,469,363
63,510	Praxair, Inc.	7,313,811

		10,783,174

Media – 2.5%
42,630	Discovery Communications, Inc. Class A*	3,291,462
116,142	Viacom, Inc. Class B	7,903,463

		11,194,925

Pharmaceuticals, Biotechnology & Life Sciences – 9.8%
163,282	Agilent Technologies, Inc.	6,981,938
52,654	Amgen, Inc.	5,194,844
30,394	Celgene Corp.*	3,553,362
122,392	Gilead Sciences, Inc.*	6,267,694
29,418	Regeneron Pharmaceuticals, Inc.*	6,615,520
50,470	Roche Holding AG ADR	3,122,327
157,217	Sanofi ADR	8,098,248
45,915	Vertex Pharmaceuticals, Inc.*	3,667,231

		43,501,164

Real Estate – 5.6%
203,420	American Tower Corp. (REIT)	14,884,242
429,534	CBRE Group, Inc. Class A*	10,033,914

		24,918,156

Retailing – 7.5%
40,982	Amazon.com, Inc.*	11,380,292
184,128	Dollar General Corp.*	9,285,575
146,544	L Brands, Inc.	7,217,292
6,868	Priceline.com, Inc.*	5,680,729

		33,563,888

Semiconductors & Semiconductor Equipment – 2.3%
253,947	Xilinx, Inc.	10,058,841

Software & Services – 13.1%
81,018	eBay, Inc.*	4,190,251
65,805	Equinix, Inc.*	12,155,500
78,464	Facebook, Inc. Class A*	1,950,615
22,983	Google, Inc. Class A*	20,233,544
14,241	Mastercard, Inc. Class A	8,181,454
143,268	Oracle Corp.	4,401,193
192,080	Salesforce.com, Inc.*	7,333,614

		58,446,171

Technology Hardware & Equipment – 10.0%
76,580	Amphenol Corp. Class A	5,968,645
51,141	Apple, Inc.	20,255,927
295,035	QUALCOMM, Inc.	18,020,738

		44,245,310

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – 0.5%
32,738	Crown Castle International Corp.*	$2,369,904

Transportation – 1.8%
78,700	FedEx Corp.	7,758,246

TOTAL INVESTMENTS – 98.0%
(Cost $338,269,731)		$435,977,455

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		9,002,088

NET ASSETS – 100.0%		$444,979,543

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $338,269,731)	$435,977,455
Cash	4,028,657
Receivables:
Investments sold	7,808,441
Dividends	366,337
Fund shares sold	94,466
Other assets	2,507
Total assets	448,277,863

Liabilities:
Payables:
Investments purchased	2,602,580
Amounts owed to affiliates	340,124
Fund shares redeemed	226,071
Accrued expenses	129,545
Total liabilities	3,298,320

Net Assets:
Paid-in capital	372,078,503
Undistributed net investment income	1,182,244
Accumulated net realized loss	(25,988,928)
Net unrealized gain	97,707,724
NET ASSETS	$444,979,543
Net Assets:
Institutional	$107,354,277
Service	337,625,266
Total Net Assets	$444,979,543
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	7,124,069
Service	22,463,466
Net asset value, offering and redemption price per share:
Institutional	$15.07
Service	15.03

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment income:

Dividends (net of foreign taxes withheld of $84,803)	$2,812,518

Expenses:
Management fees	1,648,366
Distribution and Service fees — Service Class	412,129
Printing and mailing costs	86,813
Transfer Agent fees(a)	43,953
Professional fees	36,758
Custody, accounting and administrative services	29,071
Trustee fees	8,164
Other	8,947
Total expenses	2,274,201
Less — expense reductions	(90,374)
Net expenses	2,183,827
NET INVESTMENT INCOME	628,691

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $17,165)	30,130,039
Net change in unrealized gain on investments	4,579,046
Net realized and unrealized gain	34,709,085
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,337,776

(a) Institutional and Service Shares had Transfer Agent fees of $10,985 and $32,968, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$628,691	$2,435,203
Net realized gain	30,130,039	14,203,671
Net change in unrealized gain	4,579,046	51,657,365
Net increase in net assets resulting from operations	35,337,776	68,296,239

Distributions to shareholders:
From net investment income
Institutional Shares	—	(723,126)
Service Shares	—	(1,362,167)
Total distributions to shareholders	—	(2,085,293)

From share transactions:
Proceeds from sales of shares	24,704,928	45,783,221
Reinvestment of distributions	—	2,085,293
Cost of shares redeemed	(25,247,084)	(52,122,094)
Net decrease in net assets resulting from share transactions	(542,156)	(4,253,580)
TOTAL INCREASE	34,795,620	61,957,366

Net assets:

Beginning of period	410,183,923	348,226,557
End of period	$444,979,543	$410,183,923
Undistributed net investment income	$1,182,244	$553,553

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income		Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional	$13.86	$0.03		$1.18	$1.21	$—		$15.07	8.73%	$107,354	0.80	%(d)	0.85	%(d)	0.47	%(d)	31%
2013 - Service	13.85	0.02		1.16	1.18	—		15.03	8.52	337,625	1.06	(d)	1.10	(d)	0.22	(d)	31

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	11.64	0.10	(e)	2.21	2.31	(0.09)		13.86	19.83	106,119	0.80		0.84		0.79	(e)	42
2012 - Service	11.63	0.07	(e)	2.21	2.28	(0.06)		13.85	19.57	304,065	1.05		1.09		0.56	(e)	42
2011 - Institutional	12.01	0.06		(0.37)	(0.31)	(0.06)		11.64	(2.62)	102,018	0.83		0.85		0.47		35
2011 - Service	12.00	0.03		(0.37)	(0.34)	(0.03)		11.63	(2.86)	246,208	1.08		1.10		0.23		35
2010 - Institutional	10.89	0.05		1.12	1.17	(0.05)		12.01	10.74	120,027	0.86		0.86		0.49		38
2010 - Service	10.88	0.03		1.11	1.14	(0.02)		12.00	10.50	238,353	1.11		1.11		0.24		38
2009 - Institutional	7.40	0.03		3.50	3.53	(0.04	)(f)	10.89	47.75	125,258	0.85		0.85		0.35		64
2009 - Service	7.39	0.01		3.50	3.51	(0.02	)(f)	10.88	47.50	219,909	1.10		1.10		0.10		64
2008 - Institutional	12.73	0.02		(5.34)	(5.32)	(0.01)		7.40	(41.67)	95,218	0.81		0.81		0.20		44
2008 - Service	12.73	(0.01)		(5.33)	(5.34)	—		7.39	(41.86)	167,930	1.06		1.06		(0.05)		44

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.27% of average net assets.
(f)	Includes a return of capital of less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B. Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$435,977,455	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectuses. The waiver will be effective through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2013, GSAM waived $87,914 of its management fee.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. This Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the six months ended June 30, 2013, custody fee credits were $2,460.

As of June 30, 2013, the amounts owed to affiliates of the Fund were $262,701, $70,024, and $7,399 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2013, Goldman Sachs earned $226 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were $135,073,997 and $139,216,312, respectively.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2012, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:(1)
Expiring 2016	$(10,256,176)
Expiring 2017	(43,614,413)
Total capital loss carryforwards	$(53,870,589)
Timing differences (Post October loss deferral)	$(1,048,023)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$339,470,086
Gross unrealized gain	101,394,022
Gross unrealized loss	(4,886,653)
Net unrealized security gain	$96,507,369

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	156,749	$2,313,478	423,916	$5,609,432
Reinvestment of distributions	—	—	52,249	723,126
Shares redeemed	(686,648)	(10,249,268)	(1,585,202)	(21,069,391)
	(529,899)	(7,935,790)	(1,109,037)	(14,736,833)
Service Shares
Shares sold	1,510,223	22,391,450	3,030,601	40,173,789
Reinvestment of distributions	—	—	98,565	1,362,167
Shares redeemed	(1,007,912)	(14,997,816)	(2,341,598)	(31,052,703)
	502,311	7,393,634	787,568	10,483,253
NET DECREASE	(27,588)	$(542,156)	(321,469)	$(4,253,580)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Institutional
Actual	$1,000	$1,087.30		$4.14
Hypothetical 5% return	1,000	1,020.83	+	4.01
Service
Actual	1,000	1,085.20		5.48
Hypothetical 5% return	1,000	1,019.54	+	5.31

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.80% and 1.06% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2013. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2013. The Trustees noted that the Fund experienced improved performance for the one-year period ended March 31, 2013. They considered the generally positive effects of certain personnel and process enhancements made at the end of 2011, as well as the addition of certain key hires, but noted the departure of several senior portfolio management personnel in April 2013.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

©2013 Goldman Sachs. All rights reserved.

VITGRWSAR13/106651.MF.MED.TMPL/8/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Semi-Annual Report

June 30, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 5.85% and 5.60%, respectively. These returns compare to the 4.10% cumulative total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, gained 4.10% in U.S. dollar terms during the Reporting Period, extending their rally from 2012 for much of the Reporting Period before bullish sentiment began to fade in mid-May 2013.

European equity markets managed gains during the Reporting Period, despite a banking crisis in Cyprus and further economic contraction in the Eurozone. Strong performance by the Japanese equity market dominated returns for the Reporting Period but was partially offset by weaker returns for the Asia ex-Japan region, where such returns were exaggerated by depreciating currencies. The yen weakened to its lowest level against the U.S. dollar since mid-2009 on expectations the new head of the Bank of Japan will aggressively pursue a 2% inflation target. Japanese equities hit a five-year high during May 2013 before taking a sharp turn down with a number of other global equity markets.

In mid-May, U.S. Federal Reserve (“Fed”) Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases, which led to a virtual halt in the broad global equity market rally. Equity markets, both in the U.S. and internationally, reacted negatively again in June to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected.

In China, a sharp spike in interbank lending rates in June 2013 further pressured global equity markets. Concerns that tighter monetary conditions would exacerbate an already slowing Chinese economy weakened commodity prices.

Largely as a result of concerns about slowing demand from China and its impact on commodities, the materials and energy sectors were the only sectors in the MSCI EAFE Index to post negative returns during the Reporting Period as a whole. The consumer discretionary and health care sectors posted the best performance.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s outperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Japanese financials firm Sumitomo Mitsui Financial Group, Japanese food retailer Seven & I Holdings and Swedish communications equipment company Ericsson.

Sumitomo Mitsui Financial Group performed well based on good fundamentals. Its securities business was particularly solid on the back of a strong market recovery. It also incurred trading gains of exchange-traded funds and fixed income. Sales of investment trusts to the retail market also boosted the firm’s results, as individual investors’ interest in the equity market heightened.

Seven & I Holdings was a top contributor to the Fund’s results during the Reporting Period. Its stock gained ground on a positive earnings forecast at the beginning of 2013, which exceeded expectations. As the stock had appreciated significantly, we opted to sell the Fund’s position in Seven & I Holdings by the end of the Reporting Period, taking profits.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Ericsson, the world’s largest maker of wireless network equipment, was also a top contributor to the Fund’s performance during the Reporting Period. The company saw its sales and profit margin increase sharply in the fourth quarter of 2012 and beat estimates. Specifically, its earnings report showed its sales in North America grew by 51%, as wireless operators increased their spending to adapt to a growing trend in data consumption. We believe this data consumption should trend to continue over the long term and still believed at the end of the Reporting Period that Ericsson was well positioned to benefit.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were U.K. diversified mining company Rio Tinto, French oilfield services company CGG and Japanese building and home improvement materials producer Lixil Group.

Rio Tinto, a world leader in mining mineral resources, detracted from the Fund’s results during the Reporting Period. Iron ore prices were weak, moving from a high of $160 per metric ton at the end of January to $110 per metric ton in May. This price weakness, along with negative sentiment on China regarding demand, caused Rio Tinto’s share price to decline.

CGG was also a top detractor from the Fund’s performance during the Reporting Period. The company reported fourth quarter 2012 results that were modestly disappointing, and its 2013 earnings forecast was 10% to 15% below expectations. Despite this weakness, our long-term conviction in the stock remained unchanged at the end of the Reporting Period, and we continued to believe that as oil becomes increasingly difficult to find, seismic exploration methods, in which CGG specializes, may well become more utilized.

Lixil Group lagged the MSCI EAFE Index because investors had concerns the company might miss its guidance. There had been delays in launching a new product and cost reduction efforts did not go as well as anticipated as Lixil Group was found to be increasing employee bonuses. As a result, Lixil Group’s earnings momentum was not as strong as expected, and the stock underperformed. We sold the Fund’s position in Lixil Group by the end of the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective security selection within the financials, health care and consumer staples sectors contributed positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. The Fund’s overweighted position in the comparatively strong health care sector relative to the MSCI EAFE Index also added value.

Security selection in the consumer discretionary sector and having a modestly underweighted position in the comparatively stronger energy sector compared to the MSCI EAFE Index detracted most from the Fund’s relative results during the Reporting Period. These were the only two sectors that detracted from Fund results on a relative basis during the Reporting Period.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, the Fund’s underweighted position and effective stock selection in Australia and strong stock selection in Sweden and Germany contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s performance during the Reporting Period were India, Japan and Belgium, where positioning overall hurt.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Australia & New Zealand Banking Group, Sanofi and Japan Tobacco, as we believe each is a quality company with an attractive valuation.

We established a Fund position in banking and financial services company Australia & New Zealand Banking Group because we believe the company’s Asia business, which accounts for approximately one-fourth of its revenues, is well positioned to continue to provide stable revenues and long-term growth opportunities. The company has also recently stabilized its cost base, so we are expecting this to come through in its margins over the near term.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

We initiated a Fund position in Sanofi, a France-based global pharmaceutical company, because of its focus on “long duration assets,” which we characterize as less reliant on cyclical research and development investment and/or less exposed to intellectual property erosion. These long-term assets currently represent 60% of Sanofi’s sales, and we believe this proportion may grow to exceed this number by 2016. Compared to its peers, the company has high and diversified exposure to emerging markets.

We purchased shares of Japan Tobacco based on our expectations of its relatively stable single-digit growth, as driven by emerging market demand and price increases in its domestic market. We also expect Japan Tobacco’s dividend payout ratio to increase to 40% in 2014 and to 50%* in 2017.

We exited the Fund’s positions in Westpac Banking, Vinci and Toyota Motor during the Reporting Period. The stocks of Australian banking and financial services company Westpac Banking, French concessions and construction company Vinci and Japanese automobile manufacturer Toyota Motor had been performing well, so we decided to exit the Fund’s positions to take profits and invest in other opportunities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2013, the Fund had greater weightings than the MSCI EAFE Index in the health care and information technology sectors. The Fund had underweighted allocations to the industrials, financials and utilities sectors and was rather neutrally weighted to the MSCI EAFE Index in the telecommunication services, consumer staples, energy, consumer discretionary and materials sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in France, Russia, Belgium, Finland, Taiwan, South Korea and China relative to the MSCI EAFE Index at the end of June 2013. The Fund had less exposure to Germany, Australia, Italy, Japan, Spain, Sweden and Hong Kong than the MSCI EAFE Index at the end of the Reporting Period. On the same date, the Fund had rather neutral exposures to the remaining components of the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we saw the global economic environment as uncertain, and we expected weak economic growth overall going forward. However, at the same time, we believe there are companies in all regions of the world that can grow faster than the global GDP average, which for 2013 we estimate to be 3.5%, and stocks that will return more than the broader market averages.

With the uncertainty in the markets, we believe our focus on companies with high quality balance sheets and secular growth opportunities should serve the Fund and its shareholders well. Uncertainty can create more opportunities for us to establish positions in quality stocks at compelling valuations. We were also, at the end of the Reporting Period, encouraged by the level of cash generation and profitability of companies.

Of course, we fully acknowledge that in addition to worries around weak global economic growth, other macro headwinds exist, including political uncertainty and sovereign debt concerns in Europe. However, given these macro concerns and the opportunities they may create, we believe fundamental analysis is even more critical in selecting companies that exhibit characteristics of what we deem to be a quality company. In our view, the micro environment is being masked by the negativity surrounding the macro situation. In addition to a focus on valuations, we seek companies that are differentiated, defendable and capable. As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy should help us position the Fund effectively in these still uncertain times.

*	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

4

FUND BASICS

Strategic International Equity Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	19.22%	-0.69%	5.70%	3.41%	1/12/98
Service	18.93	-0.95	N/A	0.40	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.99%	1.05%
Service	1.24	1.30

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/133

Holding	% of Net Assets	Line of Business	Country
Vodafone Group PLC	3.3%	Telecommunication Services	United Kingdom
HSBC Holdings PLC	3.2	Banks	United Kingdom
Rio Tinto PLC	2.5	Materials	United Kingdom
Novartis AG (Registered)	2.4	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Sumitomo Mitsui Financial Group, Inc.	2.4	Banks	Japan
Australia & New Zealand Banking Group Ltd.	2.4	Banks	Australia
Sanofi	2.3	Pharmaceuticals, Biotechnology & Life Sciences	France
Roche Holding AG	2.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BNP Paribas SA	2.1	Banks	France
Anheuser-Busch InBev NV	2.0	Food, Beverage & Tobacco	Belgium

[3]	The top ten holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Australia – 4.9%
399,233	Aurizon Holdings Ltd. (Transportation)	$1,516,498
180,609	Australia & New Zealand Banking Group Ltd. (Banks)	4,688,494
275,952	Computershare Ltd. (Software & Services)	2,587,332
400,500	PanAust Ltd. (Materials)	664,000

		9,456,324

Belgium – 3.4%
43,794	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	3,942,915
20,707	Solvay SA (Materials)	2,711,357

		6,654,272

Denmark – 1.6%
19,483	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	3,028,875

Finland – 2.5%
93,672	Fortum Oyj (Utilities)	1,754,790
74,258	Nokian Renkaat Oyj (Automobiles & Components)	3,021,653

		4,776,443

France – 13.6%
19,659	Air Liquide SA (Materials)	2,427,885
13,380	Air Liquide SA-Prime De Fidelite (Materials)*	1,652,429
101,529	AXA SA (Insurance)	2,001,412
73,750	BNP Paribas SA (Banks)	4,037,449
62,457	CGGVeritas (Energy)*	1,383,861
20,844	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	3,384,117
63,057	Safran SA (Capital Goods)	3,291,980
43,086	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,454,257
73,831	Total SA (Energy)	3,606,143

		26,239,533

Germany – 4.4%
27,600	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,938,590
27,462	Bayerische Motoren Werke AG (Automobiles & Components)	2,396,781
35,625	Beiersdorf AG (Household & Personal Products)	3,103,258

		8,438,629

Hong Kong – 3.0%
852,595	AIA Group Ltd. (Insurance)	3,591,984
595,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	2,123,898

		5,715,882

Common Stocks – (continued)
India – 0.6%
43,845	Hero Motocorp Ltd. (Automobiles & Components)	$1,223,102

Ireland – 2.2%
37,587	Kerry Group PLC Class A (Food, Beverage & Tobacco)	2,074,425
70,833	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,244,713

		4,319,138

Japan – 20.1%
25,500	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,385,265
115,400	Credit Saison Co. Ltd. (Diversified Financials)	2,899,664
198,000	Ebara Corp. (Capital Goods)	1,056,938
150,000	Fujitec Co. Ltd. (Capital Goods)	1,501,925
256,000	Isuzu Motors Ltd. (Automobiles & Components)	1,750,003
94,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,342,678
52,000	KDDI Corp. (Telecommunication Services)	2,707,820
185,000	Kubota Corp. (Capital Goods)	2,692,373
35,400	Makita Corp. (Capital Goods)	1,903,185
137,900	Nomura Real Estate Holdings, Inc. (Real Estate)	3,046,171
26,400	Rinnai Corp. (Consumer Durables & Apparel)	1,877,187
102,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,691,738
49,900	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)*	1,559,689
98,400	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	1,496,479
391,000	Tokyo Gas Co. Ltd. (Utilities)	2,157,168
56,600	Unicharm Corp. (Household & Personal Products)	3,201,207
3,253	Yahoo Japan Corp. (Software & Services)	1,601,826

		38,871,316

Netherlands – 1.9%
93,627	Unilever NV CVA (Food, Beverage & Tobacco)	3,685,563

Russia – 2.7%
9,897	Magnit OJSC (Food & Staples Retailing)	2,274,632
27,952	OAO Lukoil ADR (Energy)	1,601,883
111,169	Sberbank of Russia ADR (Banks)	1,261,382

		5,137,897

Singapore – 1.2%
185,000	DBS Group Holdings Ltd. (Banks)	2,251,062

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Africa – 0.8%
467,751	Nampak Ltd. (Materials)	$1,555,863

South Korea – 1.0%
37,859	Kia Motors Corp. (Automobiles & Components)	2,044,472

Spain – 1.5%
233,400	Telefonica SA (Telecommunication Services)	3,002,785

Sweden – 2.0%
71,871	Scania AB Class B (Capital Goods)	1,437,917
207,939	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	2,357,993

		3,795,910

Switzerland – 10.3%
125,019	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,309,764
157,650	Informa PLC (Media)	1,174,448
75,855	Julius Baer Group Ltd. (Diversified Financials)*	2,960,499
66,486	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,709,240
17,595	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,367,032
8,454	Sulzer AG (Registered) (Capital Goods)	1,349,961
42,219	Wolseley PLC (Capital Goods)	1,947,966

		19,818,910

Taiwan – 1.4%
120,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,383,431
75,955	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	1,391,495

		2,774,926

United Kingdom – 18.5%
329,319	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,271,480
138,081	BG Group PLC (Energy)	2,346,557
531,431	BP PLC (Energy)	3,688,103
140,309	Burberry Group PLC (Consumer Durables & Apparel)	2,886,506
286,098	Direct Line Insurance Group PLC (Insurance)	1,016,593
591,549	HSBC Holdings PLC (Banks)	6,123,804
535,283	Melrose Industries PLC (Capital Goods)	2,028,860

Common Stocks – (continued)
United Kingdom – (continued)
240,343	Partnership Assurance Group PLC (Insurance)*	$1,780,227
118,028	Rio Tinto PLC (Materials)	4,800,076
34,434	Spirax-Sarco Engineering PLC (Capital Goods)	1,411,237
72,297	Telecity Group PLC (Software & Services)	1,114,102
2,191,828	Vodafone Group PLC (Telecommunication Services)	6,281,073

		35,748,618

TOTAL COMMON STOCKS
(Cost $181,292,962)		$188,539,520

Preferred Stock – 0.6%
Germany – 0.6%
11,715	Sartorius AG Preference Shares (Health Care Equipment & Services)	$1,260,163
(Cost $1,027,107)

Exchange Traded Fund – 1.1%
Japan – 1.1%
186,541	iShares MSCI Japan Index Fund	$2,092,990
(Cost $2,126,567)

TOTAL INVESTMENTS – 99.3%
(Cost $184,446,636)		$191,892,673

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		1,255,594

NET ASSETS – 100.0%		$193,148,267

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $184,446,636)	$191,892,673
Cash	1,749,128
Foreign currencies, at value (cost $335,309)	334,829
Receivables:
Investments sold	1,316,002
Dividends	343,702
Foreign tax reclaims	307,383
Reimbursement from investment adviser	29,275
Fund shares sold	2,126
Other assets	1,266
Total assets	195,976,384

Liabilities:
Payables:
Investments purchased	2,451,320
Amounts owed to affiliates	162,723
Fund shares redeemed	89,615
Accrued expenses	124,459
Total liabilities	2,828,117

Net Assets:
Paid-in capital	292,023,430
Undistributed net investment income	2,622,937
Accumulated net realized loss	(108,948,756)
Net unrealized gain	7,450,656
NET ASSETS	$193,148,267
Net Assets:
Institutional	$54,694,206
Service	138,454,061
Total Net Assets	$193,148,267
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,043,912
Service	15,293,323
Net asset value, offering and redemption price per share:
Institutional	$9.05
Service	9.05

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $351,939)	$3,509,697

Expenses:
Management fees	842,402
Distribution and Service fees — Service Class	176,763
Custody, accounting and administrative services	97,653
Printing and mailing costs	40,451
Professional fees	37,879
Transfer Agent fees(a)	19,820
Trustee fees	8,950
Other	6,063
Total expenses	1,229,981
Less — expense reductions	(89,182)
Net expenses	1,140,799
NET INVESTMENT INCOME	2,368,898

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	17,630,717
Futures contracts	45,161
Foreign currency transactions	(271,648)
Net change in unrealized gain (loss) on:
Investments	(8,643,448)
Futures contracts	19,319
Foreign currency translation	(413)
Net realized and unrealized gain	8,779,688
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,148,586

(a) Institutional and Service Shares had Transfer Agent fees of $5,680 and $14,140, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$2,368,898	$3,578,978
Net realized gain	17,404,230	6,667,463
Net change in unrealized gain (loss)	(8,624,542)	26,262,974
Net increase in net assets resulting from operations	11,148,586	36,509,415

Distributions to shareholders:
From net investment income
Institutional Shares	—	(1,162,337)
Service Shares	—	(2,511,176)
Total distributions to shareholders	—	(3,673,513)

From share transactions:
Proceeds from sales of shares	2,041,451	6,049,759
Reinvestment of distributions	—	3,673,513
Cost of shares redeemed	(16,163,494)	(28,382,757)
Net decrease in net assets resulting from share transactions	(14,122,043)	(18,659,485)
TOTAL INCREASE (DECREASE)	(2,973,457)	14,176,417

Net assets:

Beginning of period	196,121,724	181,945,307
End of period	$193,148,267	$196,121,724
Undistributed net investment income	$2,622,937	$254,039

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional	$8.56	$0.11		$0.38	$0.49	$—	$—	$—	$9.05	5.85%	$54,694	0.97	%(d)	1.06	%(d)	2.56	%(d)	57%
2013 - Service	8.57	0.10		0.38	0.48	—	—	—	9.05	5.60	138,454	1.22	(d)	1.31	(d)	2.32	(d)	57

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	7.20	0.16		1.38	1.54	(0.18)	—	(0.18)	8.56	21.17	56,872	0.97		1.03		2.06		110
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	—	(0.16)	8.57	20.82	139,250	1.22		1.28		1.80		110
2011 - Institutional	8.82	0.26	(e)	(1.59)	(1.33)	(0.29)	—	(0.29)	7.20	(15.05)	55,954	0.99		1.04		3.03	(e)	143
2011 - Service	8.83	0.24	(e)	(1.58)	(1.34)	(0.27)	—	(0.27)	7.22	(15.16)	125,991	1.24		1.29		2.80	(e)	143
2010 - Institutional	8.11	0.11		0.73	0.84	(0.13)	—	(0.13)	8.82	10.36	77,558	1.02		1.05		1.38		112
2010 - Service	8.12	0.09		0.73	0.82	(0.11)	—	(0.11)	8.83	10.09	159,214	1.27		1.30		1.13		112
2009 - Institutional	6.41	0.13		1.71	1.84	(0.14)	—	(0.14)	8.11	28.69	82,015	1.07		1.07		1.80		118
2009 - Service	6.42	0.11		1.71	1.82	(0.12)	—	(0.12)	8.12	28.37	157,359	1.32		1.32		1.51		118
2008 - Institutional	13.76	0.32	(f)	(6.69)	(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12		1.12		2.95	(f)	165
2008 - Service	13.76	0.28	(f)	(6.67)	(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37		1.37		2.64	(f)	165

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.12 per share and 1.12% of average net assets.

The accompanying notes are an integral part of these financial statements.	12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2013:

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$—		$—
Other	3,484,485	188,408,188	(a)	—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$45,161	$19,319	1

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2013.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2013, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

*	GSAMI has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2014, and prior to such date GSAMI may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2013, GSAMI waived $39,643 of its management fee.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.144%. This Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, GSAMI reimbursed $48,247 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2013, custody fee credits were $1,292.
As of June 30, 2013, the amounts owed to affiliates of the Fund were $130,613, $28,885, and $3,225 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2013, Goldman Sachs earned $103 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were $112,381,321 and $123,284,314, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2012, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforwards:(1)
Expiring 2016	$(57,900,490)
Expiring 2017	(63,558,058)
Perpetual Long-term	(1,610,541)
Perpetual Short-term	(2,192,681)
Total capital loss carryforwards	$(125,261,770)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$185,773,422
Gross unrealized gain	14,519,857
Gross unrealized loss	(8,400,606)
Net unrealized security gain	$6,119,251

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

8.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	16,316	$145,983	73,062	$567,927
Reinvestment of distributions	—	—	137,392	1,162,337
Shares redeemed	(619,623)	(5,610,291)	(1,330,769)	(10,618,859)
	(603,307)	(5,464,308)	(1,120,315)	(8,888,595)
Service Shares
Shares sold	209,971	1,895,468	701,586	5,481,832
Reinvestment of distributions	—	—	296,479	2,511,176
Shares redeemed	(1,165,305)	(10,553,203)	(2,209,838)	(17,763,898)
	(955,334)	(8,657,735)	(1,211,773)	(9,770,890)
NET DECREASE	(1,558,641)	$(14,122,043)	(2,332,088)	$(18,659,485)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Institutional
Actual	$1,000	$1,058.50		$4.95
Hypothetical 5% return	1,000	1,019.98	+	4.86
Service
Actual	1,000	1,056.00		6.22
Hypothetical 5% return	1,000	1,018.74	+	6.11

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.97% and 1.22% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2013. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fund’s Service Shares had placed in the first quartile of the Fund’s peer group for the one-year period and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2013. They noted the portfolio management team’s increased emphasis on internal communication among its analysts and Chief Investment Officers and the recent improvement in the Fund’s performance relative to its peer group.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.72
Over $8 billion	0.71

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2013 Goldman Sachs. All rights reserved.

VITINTLSAR13/106794.MF.MED.TMPL/8/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Structured Small Cap Equity Fund

Semi-Annual Report

June 30, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small- capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 14.63% and 14.55%, respectively. These returns compare to the 15.86% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the annual period?

Representing the U.S. equity market, the S&P® 500 Index gained 13.82% during the Reporting Period, making it the strongest first half since 1998.

U.S. equities, as represented by the S&P® 500 Index, extended their rally from 2012 with a strong first quarter in 2013. Indeed, the S&P® 500 Index finished the first quarter of 2013 with significant gains, making a five-year high during these months. The Dow Jones Industrial Average also hit a new record high during the first calendar quarter.

Despite the overhang of automatic spending cuts, or sequestration, that went into effect in March 2013, U.S. equity markets reflected a variety of improving economic indicators. Strong momentum in the housing market continued, as the Case-Shiller Index of house prices rose 8.1% in January 2013, year-over-year the fastest pace since mid-2006. The employment picture also improved, with the unemployment rate dropping to 7.7%. Strong retail sales suggested consumers may have been feeling the effects of better housing and labor market conditions.

After a strong start to the second quarter of 2013, bullish sentiment began to fade, and the U.S. equity rally halted in mid-May 2013 when Federal Reserve (“Fed”) Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. U.S. equity markets calmed toward the end of the month as a downward revision of first quarter Gross Domestic Product (“GDP”) from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. Still, the S&P® 500 Index declined modestly in June 2013, ending seven consecutive months of gains and muting returns for the quarter as a whole. Even with that, both the S&P® 500 Index and the Dow Jones Industrial Average made fresh record highs fueled by the continued strong rebound in house prices during the second calendar quarter, and returns for the Reporting Period overall were still significantly up.

For the Reporting Period as a whole, the Russell Index, representing the U.S. small-cap equity market, rose 15.86%. All ten sectors in the Russell Index were up, with the consumer discretionary, consumer staples and health care sectors gaining the most. Materials, energy and utilities were weakest, though still producing positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell Index gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market; however, growth stocks substantially outperformed value stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index during the Reporting Period. While our quantitative model’s investment themes added to relative performance overall, security selection dragged down relative results during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our six investment themes — Momentum and Valuation — contributed positively to the Fund’s relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The Fund’s Profitability, Management and Sentiment themes detracted. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme, which assesses both firm and financial quality, had a relatively neutral impact during the Reporting Period.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

Security selection in the consumer discretionary, energy and industrials sectors dampened the Fund’s results relative to the Russell Index. Stock selection in the information technology, consumer staples and materials sectors contributed positively to the Fund’s relative returns.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in e-commerce services provider Zillow, biopharmaceutical company Pharmacyclics and hardwood flooring retailer Lumber Liquidators Holdings. We chose to overweight Zillow because of our positive views on Momentum and Profitability. The Fund was overweight Pharmacyclics due to our positive views on Momentum and Valuation. The Fund was overweight Lumber Liquidators Holdings as a result of our positive views on Profitability and Quality.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in biopharmaceutical company Affymax, air bed mattress retailer Select Comfort and oil refiner and convenience store operator Alon USA Energy. The Fund was overweight Affymax due to our positive views on Momentum and Quality. Our positive views on Profitability and Momentum led us to overweight Select Comfort. We chose to overweight Alon USA Energy because of our positive views on Quality and Valuation.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the second quarter of 2013, we implemented enhancements to our Valuation theme through the introduction of more industry specific models, including a model tailored to the banking industry. We believe these industry specific models should allow us to capture industry-specific dynamics and local knowledge while retaining our systematic approach.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2013, the Fund was overweight the industrials and consumer discretionary sectors relative to the Russell Index. The Fund was underweight energy, information technology and utilities and was rather neutrally weighted in health care, materials, financials, consumer staples and telecommunication services compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum should outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

FUND BASICS

Structured Small Cap Equity Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/2013	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	19.98%	9.43%	7.55%	5.63%	2/13/98
Service	19.70	9.13	N/A	4.93	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.97%
Service	1.06	1.22

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/20133

Holding	% of Total Net Assets	Line of Business
Questcor Pharmaceuticals, Inc.	0.8%	Pharmaceuticals, Biotechnology & Life Sciences
Aspen Technology, Inc.	0.7	Software & Services
Papa John’s International, Inc.	0.7	Consumer Services
Pilgrim’s Pride Corp.	0.7	Food, Beverage & Tobacco
Allegiant Travel Co.	0.7	Transportation
Tenneco, Inc.	0.7	Automobiles & Components
PrivateBancorp, Inc.	0.7	Banks
Centene Corp.	0.7	Health Care Equipment & Services
Biglari Holdings, Inc.	0.7	Consumer Services
Hancock Holding Co.	0.7	Banks

[3]	The top ten holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in securities lending reinvestment vehicle represents 5.6% of the Fund’s net assets at June 30, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 96.9%
Automobiles & Components – 2.0%
5,085	Cooper Tire & Rubber Co.	$168,670
20,749	Dana Holding Corp.	399,626
5,542	Gentex Corp.	127,743
5,736	Modine Manufacturing Co.*	62,408
6,436	Standard Motor Products, Inc.	221,012
17,049	Stoneridge, Inc.*	198,450
11,232	Superior Industries International, Inc.	193,303
17,744	Tenneco, Inc.*	803,448
1,992	Visteon Corp.*	125,735

		2,300,395

Banks – 5.7%
4,876	1st Source Corp.	115,854
24,418	Astoria Financial Corp.	263,226
3,420	BancorpSouth, Inc.	60,534
2,273	BOK Financial Corp.	145,586
17,261	Columbia Banking System, Inc.	410,984
12,928	CVB Financial Corp.	152,033
6,132	First Bancorp, Inc.	107,187
19,124	First Financial Bancorp	284,948
12,553	First Interstate Bancsystem, Inc.	260,224
9,402	FirstMerit Corp.	188,322
7,037	Great Southern Bancorp, Inc.	189,718
25,720	Hancock Holding Co.	773,400
1,042	Home BancShares, Inc.	27,061
18,697	International Bancshares Corp.	422,178
3,260	Oritani Financial Corp.	51,117
5,952	PacWest Bancorp	182,429
37,349	PrivateBancorp, Inc.	792,172
11,699	Renasant Corp.	284,754
1,689	Republic Bancorp, Inc. Class A	37,023
2,511	State Bank Financial Corp.	37,740
42,126	Susquehanna Bancshares, Inc.	541,319
1,506	Texas Capital Bancshares, Inc.*	66,806
46,228	Umpqua Holdings Corp.	693,882
10,374	Wintrust Financial Corp.	397,117

		6,485,614

Capital Goods – 9.4%
10,245	AAR Corp.	225,185
1,312	Acuity Brands, Inc.	99,082
3,473	AECOM Technology Corp.*	110,407
1,857	Alamo Group, Inc.	75,803
3,990	Albany International Corp. Class A	131,590
7,887	Alliant Techsystems, Inc.	649,337
3,352	American Science & Engineering, Inc.	187,712
5,860	American Woodmark Corp.*	203,342
8,625	Astec Industries, Inc.	295,751
14,104	Brady Corp. Class A	433,416
18,605	Briggs & Stratton Corp.	368,379
2,026	Carlisle Companies, Inc.	126,240
2,338	Donaldson Co., Inc.	83,373
6,847	Ducommun, Inc.*	145,567
8,338	Encore Wire Corp.	284,326
15,590	EnerSys, Inc.	764,534

Common Stocks – (continued)
Capital Goods – (continued)
665	Esterline Technologies Corp.*	$48,073
21,359	Exelis, Inc.	294,541
12,057	Hyster-Yale Materials Handling, Inc.	757,059
715	IDEX Corp.	38,474
13,364	John Bean Technologies Corp.	280,778
6,356	Kadant, Inc.	191,761
5,298	Lennox International, Inc.	341,933
22,793	LSI Industries, Inc.	184,395
8,267	Lydall, Inc.*	120,698
9,579	Miller Industries, Inc.	147,325
10,181	Mueller Industries, Inc.	513,428
14,516	Orbital Sciences Corp.*	252,143
23,539	Spirit Aerosystems Holdings, Inc. Class A*	505,618
9,156	Taser International, Inc.*	78,009
15,438	Tecumseh Products Co. Class A*	168,737
4,028	Tennant Co.	194,432
14,333	Trex Co., Inc.*	680,674
15,484	Universal Forest Products, Inc.	618,121
7,644	WABCO Holdings, Inc.*	570,930
3,891	Watsco, Inc.	326,688
4,280	Watts Water Technologies, Inc. Class A	194,055

		10,691,916

Commercial & Professional Services – 3.3%
11,013	CDI Corp.	155,944
3,172	Consolidated Graphics, Inc.*	149,116
9,051	Deluxe Corp.	313,617
8,302	Heidrick & Struggles International, Inc.	138,809
2,587	ICF International, Inc.*	81,516
11,844	Insperity, Inc.	358,873
41,384	Kelly Services, Inc. Class A	722,978
13,701	Kforce, Inc.	200,035
19,148	Kimball International, Inc. Class B	185,927
8,571	Manpowergroup, Inc.	469,691
2,003	Mine Safety Appliances Co.	93,240
4,136	Quad/Graphics, Inc.	99,678
50,203	Steelcase, Inc. Class A	731,960

		3,701,384

Consumer Durables & Apparel – 3.0%
4,349	Beazer Homes USA, Inc.*(a)	76,194
7,770	Blyth, Inc.(a)	108,469
17,024	Brunswick Corp.	543,917
2,494	Columbia Sportswear Co.(a)	156,249
2,729	CSS Industries, Inc.	68,034
11,917	Ethan Allen Interiors, Inc.	343,210
4,838	Harman International Industries, Inc.	262,220
94,917	Hovnanian Enterprises, Inc. Class A*(a)	532,484
3,533	KB Home	69,353
2,162	Libbey, Inc.*	51,823
10,087	Movado Group, Inc.	341,243
3,351	NACCO Industries, Inc. Class A	191,945
8,858	Perry Ellis International, Inc.	179,906
6,985	PulteGroup, Inc.*	132,505

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
2,266	Skechers U.S.A., Inc. Class A*	$54,407
31,220	Smith & Wesson Holding Corp.*(a)	311,576

		3,423,535

Consumer Services – 6.8%
13,616	Ameristar Casinos, Inc.	357,965
28,198	Apollo Group, Inc. Class A*	499,668
9,497	Ascent Capital Group, Inc. Class A*	741,431
10,369	Bally Technologies, Inc.*	585,019
1,893	Biglari Holdings, Inc.*	776,887
27,212	Boyd Gaming Corp.*	307,496
1,148	CEC Entertainment, Inc.	47,114
12,665	Coinstar, Inc.*(a)	743,055
12,554	Domino’s Pizza, Inc.	730,015
12,097	K12, Inc.*	317,788
6,406	Krispy Kreme Doughnuts, Inc.*	111,785
12,539	Papa John’s International, Inc.*	819,674
2,360	Red Robin Gourmet Burgers, Inc.*	130,225
14,399	Regis Corp.	236,431
3,348	Strayer Education, Inc.(a)	163,483
28,631	Texas Roadhouse, Inc.	716,348
8,729	The Cheesecake Factory, Inc.	365,658

		7,650,042

Diversified Financials – 7.5%
84,534	Apollo Investment Corp.	654,293
1,383	Arlington Asset Investment Corp. Class A	36,981
58,847	BGC Partners, Inc. Class A	346,609
33,495	BlackRock Kelso Capital Corp.	313,513
8,920	Cash America International, Inc.	405,503
4,742	CBOE Holdings, Inc.	221,167
10,509	Cohen & Steers, Inc.	357,096
5,352	DFC Global Corp.*	73,911
677	Diamond Hill Investment Group, Inc.	57,579
22,035	Federated Investors, Inc. Class B(a)	603,979
2,184	Financial Engines, Inc.	99,569
4,733	FXCM, Inc. Class A	77,669
7,909	GAMCO Investors, Inc. Class A	438,238
14,135	Gladstone Capital Corp.	115,483
16,159	Greenhill & Co., Inc.	739,113
6,474	Interactive Brokers Group, Inc. Class A	103,390
4,080	Investment Technology Group, Inc.*	57,038
77,699	Janus Capital Group, Inc.	661,218
3,908	LPL Financial Holdings, Inc.	147,566
9,610	MarketAxess Holdings, Inc.	449,268
16,671	Nelnet, Inc. Class A	601,656
11,578	NGP Capital Resources Co.	70,973
19,949	PHH Corp.*	406,561
4,105	Piper Jaffray Companies*	129,759
4,181	Safeguard Scientifics, Inc.*	67,105
7,520	The NASDAQ OMX Group, Inc.	246,581

Common Stocks – (continued)
Diversified Financials – (continued)
6,665	Waddell & Reed Financial, Inc. Class A	$289,928
7,619	Walter Investment Management Corp.*	257,598
12,713	WisdomTree Investments, Inc.*	147,089
4,019	World Acceptance Corp.*(a)	349,412

		8,525,845

Energy – 3.2%
39,587	Alon USA Energy, Inc.	572,428
3,425	Contango Oil & Gas Co.	115,594
17,503	Delek US Holdings, Inc.	503,736
4,590	EXCO Resources, Inc.	35,068
14,187	Exterran Holdings, Inc.*	398,938
2,985	Green Plains Renewable Energy, Inc.*	39,760
5,326	Helix Energy Solutions Group, Inc.*	122,711
19,422	Parker Drilling Co.*	96,722
986	SEACOR Holdings, Inc.	81,887
19,820	Ship Finance International Ltd.	294,129
8,922	Stone Energy Corp.*	196,552
2,150	Tesoro Corp.	112,488
23,445	W&T Offshore, Inc.	335,029
26,005	Western Refining, Inc.	729,960

		3,635,002

Food & Staples Retailing – 0.4%
5,935	Harris Teeter Supermarkets, Inc.	278,114
11,024	The Pantry, Inc.*	134,272

		412,386

Food, Beverage & Tobacco – 2.3%
1,297	J&J Snack Foods Corp.	100,907
8,801	Lancaster Colony Corp.	686,390
54,325	Pilgrim’s Pride Corp.*	811,615
10,887	Sanderson Farms, Inc.	723,115
85	Seaboard Corp.	230,180

		2,552,207

Health Care Equipment & Services – 5.3%
807	Align Technology, Inc.*	29,891
7,711	Amedisys, Inc.*	89,602
10,455	AMN Healthcare Services, Inc.*	149,715
5,133	Bio-Reference Labs, Inc.*(a)	147,574
14,939	Centene Corp.*	783,700
8,512	Cyberonics, Inc.*	442,283
5,051	Cynosure, Inc. Class A*	131,225
8,987	HealthSouth Corp.*	258,825
9,557	Hill-Rom Holdings, Inc.	321,880
13,814	Invacare Corp.	198,369
31,683	Kindred Healthcare, Inc.*	415,998
7,286	Magellan Health Services, Inc.*	408,599
16,986	Masimo Corp.	360,103
3,166	Meridian Bioscience, Inc.	68,069
18,488	Molina Healthcare, Inc.*	687,384
13,358	PharMerica Corp.*	185,142

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – (continued)
39,739	Select Medical Holdings Corp.	$325,860
22,345	Skilled Healthcare Group, Inc. Class A*	149,265
3,704	Triple-S Management Corp. Class B*	79,525
8,175	Vascular Solutions, Inc.*	120,254
11,314	Volcano Corp.*	205,123
7,604	WellCare Health Plans, Inc.*	422,402

		5,980,788

Household & Personal Products – 0.8%
22,134	Central Garden and Pet Co. Class A*	152,725
2,720	Nu Skin Enterprises, Inc. Class A	166,246
7,863	USANA Health Sciences, Inc.*	569,124

		888,095

Insurance – 1.7%
19,600	Amtrust Financial Services, Inc.(a)	699,720
6,045	First American Financial Corp.	133,232
4,129	Global Indemnity PLC*	97,238
4,624	Maiden Holdings Ltd.	51,881
524	StanCorp Financial Group, Inc.	25,891
5,546	Stewart Information Services Corp.	145,250
45,967	Symetra Financial Corp.	735,012

		1,888,224

Materials – 5.0%
18,629	A. Schulman, Inc.	499,630
4,380	Boise, Inc.	37,405
2,685	Chemtura Corp.*	54,505
13,751	Coeur Mining, Inc.*	182,888
12,488	Globe Specialty Metals, Inc.	135,745
5,503	Graphic Packaging Holding Co.*	42,593
3,972	Koppers Holdings, Inc.	151,651
28,097	Kraton Performance Polymers, Inc.*	595,656
14,155	Materion Corp.	383,459
9,789	Minerals Technologies, Inc.	404,677
12,567	OM Group, Inc.*	388,572
5,686	OMNOVA Solutions, Inc.*	45,545
12,306	Packaging Corp. of America	602,502
20,594	Resolute Forest Products, Inc.*	271,223
13,090	Schnitzer Steel Industries, Inc. Class A	306,044
4,270	Schweitzer-Mauduit International, Inc.	212,988
48,974	Senomyx, Inc.*	106,763
12,931	Stepan Co.	719,093
7,613	SunCoke Energy, Inc.*	106,734
4,983	The Valspar Corp.	322,251
1,735	Worthington Industries, Inc.	55,017

		5,624,941

Common Stocks – (continued)
Media – 1.2%
7,957	Arbitron, Inc.	$369,603
8,061	Entercom Communications Corp. Class A*	76,096
7,679	Harte-Hanks, Inc.	66,040
25,431	Journal Communications, Inc. Class A*	190,478
6,827	LIN TV Corp. Class A*	104,453
8,126	Live Nation Entertainment, Inc.*	125,953
1,482	Meredith Corp.	70,691
11,925	Scholastic Corp.	349,283

		1,352,597

Pharmaceuticals, Biotechnology & Life Sciences – 7.7%
3,702	Acorda Therapeutics, Inc.*	122,129
35,100	Affymetrix, Inc.*	155,844
7,042	Arena Pharmaceuticals, Inc.*(a)	54,224
4,749	Auxilium Pharmaceuticals, Inc.*	78,976
1,638	BioMarin Pharmaceutical, Inc.*	91,384
14,355	Cambrex Corp.*	200,539
17,622	Cepheid, Inc.*	606,549
1,591	Charles River Laboratories International, Inc.*	65,279
14,815	Cubist Pharmaceuticals, Inc.*	715,565
22,468	Curis, Inc.*(a)	71,673
14,888	Emergent Biosolutions, Inc.*	214,685
21,806	Genomic Health, Inc.*	691,468
15,855	Isis Pharmaceuticals, Inc.*	426,024
6,289	Luminex Corp.*	129,616
21,278	MannKind Corp.*(a)	138,307
37,989	Momenta Pharmaceuticals, Inc.*	572,114
16,822	PAREXEL International Corp.*	772,803
82,833	PDL BioPharma, Inc.(a)	639,471
20,135	Questcor Pharmaceuticals, Inc.	915,337
5,588	Sangamo Biosciences, Inc.*	43,642
22,137	Santarus, Inc.*	465,984
25,949	Sciclone Pharmaceuticals, Inc.*	128,707
9,629	Seattle Genetics, Inc.*	302,928
8,709	United Therapeutics Corp.*	573,227
24,797	Warner Chilcott PLC Class A	492,964

		8,669,439

Real Estate – 7.0%
7,859	Acadia Realty Trust (REIT)	194,039
6,401	Agree Realty Corp. (REIT)	188,957
3,809	Altisource Residential Corp.*	63,572
9,162	American Assets Trust, Inc. (REIT)	282,739
1,545	Aviv REIT, Inc. (REIT)	39,073
8,729	Corrections Corp. of America (REIT)	295,651
37,814	Cousins Properties, Inc. (REIT)	381,921
22,685	DCT Industrial Trust, Inc. (REIT)	162,198
3,849	DiamondRock Hospitality Co. (REIT)	35,873
5,575	EastGroup Properties, Inc. (REIT)	313,705
2,179	Extra Space Storage, Inc. (REIT)	91,365

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
20,890	Franklin Street Properties Corp. (REIT)	$275,748
16,513	Getty Realty Corp. (REIT)	340,993
29,026	Healthcare Realty Trust, Inc. (REIT)	740,163
3,478	Highwoods Properties, Inc. (REIT)	123,852
7,161	Inland Real Estate Corp. (REIT)	73,185
2,515	Jones Lang LaSalle, Inc.	229,217
517	National Health Investors, Inc. (REIT)	30,948
5,580	Pennsylvania Real Estate Investment Trust (REIT)	105,350
18,524	Potlatch Corp. (REIT)	749,111
664	PS Business Parks, Inc. (REIT)	47,921
7,364	Realogy Holdings Corp.*	353,767
7,090	Regency Centers Corp. (REIT)	360,243
18,638	Ryman Hospitality Properties (REIT)(a)	727,068
7,051	Taubman Centers, Inc. (REIT)	529,883
21,629	The Geo Group, Inc. (REIT)	734,305
11,699	The St. Joe Co.*	246,264
3,365	Urstadt Biddle Properties, Inc. Class A (REIT)	67,872
6,926	Washington Real Estate Investment Trust (REIT)	186,379

		7,971,362

Retailing – 3.4%
23,351	American Eagle Outfitters, Inc.	426,389
10,565	ANN, Inc.*	350,758
1,689	Blue Nile, Inc.*	63,810
7,834	Brown Shoe Co., Inc.	168,666
3,287	Destination Maternity Corp.	80,860
4,673	Express, Inc.*	97,993
3,225	Fred’s, Inc. Class A	49,955
17,987	GameStop Corp. Class A(a)	755,994
3,812	Hibbett Sports, Inc.*	211,566
909	Lithia Motors, Inc. Class A	48,459
4,178	Lumber Liquidators Holdings, Inc.*	325,341
29,004	OfficeMax, Inc.	296,711
36,244	Orbitz Worldwide, Inc.*	291,039
5,630	Penske Automotive Group, Inc.	171,940
3,682	Stage Stores, Inc.	86,527
4,655	The Buckle, Inc.	242,153
3,767	The Children’s Place Retail Stores, Inc.*	206,432
582	Vitamin Shoppe, Inc.*	26,097

		3,900,690

Semiconductors & Semiconductor Equipment – 4.0%
19,137	Advanced Energy Industries, Inc.*	333,175
3,036	Cabot Microelectronics Corp.*	100,218
55,442	Cypress Semiconductor Corp.*	594,893
7,015	DSP Group, Inc.*	58,295
12,007	First Solar, Inc.*	537,073
10,463	International Rectifier Corp.*	219,095

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
28,994	Micrel, Inc.	$286,461
3,572	MKS Instruments, Inc.	94,801
12,198	OmniVision Technologies, Inc.*	227,493
14,736	Photronics, Inc.*	118,772
27,640	PLX Technology, Inc.*	131,566
46,718	Rambus, Inc.*	401,308
9,655	RF Micro Devices, Inc.*	51,654
26,081	Spansion, Inc. Class A*	326,534
9,580	SunEdison, Inc.*	78,268
36,507	SunPower Corp.*(a)	755,695
7,557	Veeco Instruments, Inc.*	267,669

		4,582,970

Software & Services – 6.9%
19,752	Accelrys, Inc.*	165,917
20,407	Acxiom Corp.*	462,831
938	AOL, Inc.*	34,218
28,615	Aspen Technology, Inc.*	823,826
2,221	Blucora, Inc.*	41,177
3,064	Cardtronics, Inc.*	84,566
39,913	Ciber, Inc.*	133,309
3,961	Convergys Corp.	69,040
22,918	CoreLogic, Inc.*	531,010
11,209	CSG Systems International, Inc.*	243,235
18,157	Digital River, Inc.*	340,807
10,855	Euronet Worldwide, Inc.*	345,840
3,102	Forrester Research, Inc.	113,812
10,625	Global Cash Access Holdings, Inc.*	66,513
3,417	Heartland Payment Systems, Inc.	127,283
12,225	Lionbridge Technologies, Inc.*	35,453
3,391	Manhattan Associates, Inc.*	261,650
12,050	ManTech International Corp. Class A	314,746
29,241	Marchex, Inc. Class B	176,031
36,072	Mentor Graphics Corp.	705,208
3,180	Monotype Imaging Holdings, Inc.	80,804
6,823	OpenTable, Inc.*	436,331
2,340	Pandora Media, Inc.*	43,056
7,763	QAD, Inc. Class A	89,119
3,116	RealPage, Inc.*	57,148
4,286	Take-Two Interactive Software, Inc.*	64,161
8,794	TeleTech Holdings, Inc.*	206,043
4,485	Travelzoo, Inc.*	122,261
29,789	ValueClick, Inc.*	735,193
9,657	VistaPrint NV*(a)	476,766
15,136	WebMD Health Corp.*	444,544

		7,831,898

Technology Hardware & Equipment – 3.5%
48,347	ARRIS Group, Inc.*	693,779
8,559	Aruba Networks, Inc.*	131,466
17,986	AVX Corp.	211,335
18,055	Benchmark Electronics, Inc.*	362,906
4,725	Calix, Inc.*	47,723

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
41,270	Extreme Networks*	$142,382
1,565	FEI Co.	114,229
12,043	Fusion-io, Inc.*	171,492
17,225	Harmonic, Inc.*	109,379
31,123	Imation Corp.*	131,650
16,954	InterDigital, Inc.	756,996
4,552	Methode Electronics, Inc.	77,430
23,506	Symmetricom, Inc.*	105,542
10,352	Synaptics, Inc.*	399,173
3,393	SYNNEX Corp.*	143,456
49,840	Tellabs, Inc.	98,683
19,076	Vishay Intertechnology, Inc.*	264,966

		3,962,587

Telecommunication Services – 0.4%
15,011	Cbeyond, Inc.*	117,686
1,551	Cogent Communications Group, Inc.	43,661
8,305	magicJack VocalTec Ltd.*(a)	117,848
11,582	USA Mobility, Inc.	157,168

		436,363

Transportation – 4.5%
14,196	Alaska Air Group, Inc.*	738,192
7,607	Allegiant Travel Co.	806,266
9,765	Celadon Group, Inc.	178,211
1,457	Con-way, Inc.	56,765
24,604	Heartland Express, Inc.	341,257
70,802	JetBlue Airways Corp.*	446,053
22,013	Knight Transportation, Inc.	370,259
29,138	Pacer International, Inc.*	183,861
20,752	Republic Airways Holdings, Inc.*	235,120
11,514	Saia, Inc.*	345,074
24,874	SkyWest, Inc.	336,794
16,809	Swift Transportation Co.*	278,021
6,053	Universal Truckload Services, Inc.*	145,938
27,475	Werner Enterprises, Inc.	664,071

		5,125,882

Utilities – 1.9%
14,255	Black Hills Corp.	694,931
14,319	Genie Energy Ltd. Class B*	131,019
4,972	Northwest Natural Gas Co.	211,211
11,716	Portland General Electric Co.	358,392
12,972	Southwest Gas Corp.	606,960
1,914	The Empire District Electric Co.	42,701
2,046	UIL Holdings Corp.	78,260

		2,123,474

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $96,529,840)		$109,717,636

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 5.6%
Goldman Sachs Financial Square Money Market Fund — FST Shares
6,378,759	0.069%	$6,378,759
(Cost $6,378,759)

TOTAL INVESTMENTS – 102.5%
(Cost $102,908,599)		$116,096,395

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(2,851,036)

NET ASSETS – 100.0%		$113,245,359

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.
(c)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $96,529,840)(a)	$109,717,636
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,378,759
Cash	3,151,880
Receivables:
Investments sold	4,159,087
Dividends	132,407
Fund shares sold	31,355
Reimbursement from investment adviser	18,325
Securities lending income	14,129
Other assets	662
Total assets	123,604,240

Liabilities:
Payables:
Payable upon return of securities loaned	6,378,759
Investments purchased	3,660,537
Fund shares redeemed	178,852
Amounts owed to affiliates	72,606
Accrued expenses	68,127
Total liabilities	10,358,881

Net Assets:
Paid-in capital	94,211,174
Undistributed net investment income	1,446,701
Accumulated net realized gain	4,399,688
Net unrealized gain	13,187,796
NET ASSETS	$113,245,359
Net Assets:
Institutional	$88,910,609
Service	24,334,750
Total Net Assets	$113,245,359
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,102,490
Service	1,679,277
Net asset value, offering and redemption price per share:
Institutional	$14.57
Service	14.49

(a) Includes loaned securities having a market value of $6,219,739.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment income:
Dividends	$841,632
Securities lending income — affiliated issuer	183,405
Total investment income	1,025,037

Expenses:
Management fees	419,598
Custody, accounting and administrative services	35,909
Distribution and Service fees — Service Class	30,143
Professional fees	28,822
Printing and mailing costs	21,741
Transfer Agent fees(a)	11,188
Trustee fees	8,870
Other	5,496
Total expenses	561,767
Less — expense reductions	(77,808)
Net expenses	483,959
NET INVESTMENT INCOME	541,078

Realized and unrealized gain (loss):
Net realized gain from:
Investments	13,343,714
Futures contracts	433,602
Net change in unrealized gain (loss) on:
Investments	885,791
Futures contracts	(40,649)
Net realized and unrealized gain	14,622,458
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,163,536

(a) Institutional and Service Shares had Transfer Agent fees of $8,777 and $2,411, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$541,078	$1,680,469
Net realized gain (includes payment by affiliate relating to certain investment transactions)	13,777,316	18,963,045
Net change in unrealized gain (loss)	845,142	(7,217,052)
Net increase in net assets resulting from operations	15,163,536	13,426,462

Distributions to shareholders:
From net investment income
Institutional Shares	—	(973,309)
Service Shares	—	(210,796)
Total distributions to shareholders	—	(1,184,105)

From share transactions:
Proceeds from sales of shares	5,915,690	8,018,264
Reinvestment of distributions	—	1,184,105
Cost of shares redeemed	(13,468,887)	(26,738,222)
Net decrease in net assets resulting from share transactions	(7,553,197)	(17,535,853)
TOTAL INCREASE (DECREASE)	7,610,339	(5,293,496)

Net assets:

Beginning of period	105,635,020	110,928,516
End of period	$113,245,359	$105,635,020
Undistributed net investment income	$1,446,701	$905,623

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional	$12.71	$0.07	(c)(d)	$1.79		$1.86	$—	$—	$—	$14.57	14.63%	$88,911	0.81	%(e)	0.95	%(e)	1.02	%(d)(e)	82%
2013 - Service	12.65	0.05	(c)(d)	1.79		1.84	—	—	—	14.49	14.55	24,335	1.06	(e)	1.20	(e)	0.77	(d)(e)	82

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	11.40	0.19	(c)(f)	1.27	(g)	1.46	(0.15)	—	(0.15)	12.71	12.79 (g)	82,961	0.81		0.97		1.55	(f)	95
2012 - Service	11.35	0.17	(c)(f)	1.25	(g)	1.42	(0.12)	—	(0.12)	12.65	12.47 (g)	22,674	1.06		1.22		1.34	(f)	95
2011 - Institutional	11.42	0.06	(c)(h)	0.02	(i)	0.08	(0.10)	—	(0.10)	11.40	0.67	87,956	0.83		0.99		0.55	(h)	33
2011 - Service	11.37	0.03	(c)(h)	0.02	(i)	0.05	(0.07)	—	(0.07)	11.35	0.41	22,973	1.08		1.24		0.30	(h)	33
2010 - Institutional	8.82	0.08	(c)(j)	2.58		2.66	(0.06)	—	(0.06)	11.42	30.12	106,646	0.85		0.97		0.82	(j)	63
2010 - Service	8.78	0.06	(c)(j)	2.56		2.62	(0.03)	—	(0.03)	11.37	29.86	27,428	1.10		1.22		0.58	(j)	63
2009 - Institutional	6.98	0.08	(c)(k)	1.85		1.93	(0.09)	—	(0.09)	8.82	27.67	95,334	0.86		1.02		1.03	(k)	212
2009 - Service	6.96	0.07	(c)(k)	1.83		1.90	(0.08)	—	(0.08)	8.78	27.26	23,291	1.11		1.27		0.83	(k)	212
2008 - Institutional	10.71	0.09	(l)	(3.74)		(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)	86,253	0.86		1.06		0.85	(l)	189
2008 - Service	10.71	0.06	(l)	(3.73)		(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11		1.31		1.92	(l)	189

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.27% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 12.44% and 12.12%, respectively.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(i)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.
(j)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.43% of average net assets.
(k)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.43% of average net assets.
(l)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.14% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$109,717,636	$—	$—
Securities Lending Reinvestment Vehicle	6,378,759	—	—
Total	$116,096,395	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$433,602	$(40,649)	17

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2013.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waivers had been adjusted, if applicable. For the six months ended June 30, 2013, GSAM waived $27,974 of its management fee.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. This Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, GSAM reimbursed $48,210 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2013, custody fee credits were $1,624.

As of June 30, 2013, the amounts owed to affiliates of the Funds were $65,675, $5,055, and $1,876 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2013, Goldman Sachs earned $208 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

On October 1, 2012, GSAM reimbursed the Fund in the amount of $334,715 to rectify a data issue in its portfolio management decision making process.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were $89,520,493 and $96,200,417, respectively.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statement of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period. Since these amended principles require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or result of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At June 30, 2013, the Fund’s loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Securities Lending Transactions
Total gross amount presented in Statement of Assets and Liabilities	$6,219,739
Cash Collateral offsetting	(6,217,999)
Net Amount(1)(2)	$1,740

(1)	Under-collateralized amount related to one borrower at June 30, 2013. Per standard market practice, the additional required collateral was delivered to the Fund on the next business day.
(2)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

7.    SECURITIES LENDING (continued)

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2013, is reported under Investment Income on the Statement of Operations. A portion of this amount, $50,988, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2013, GSAL earned $20,468 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2013:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
6,912,300	31,651,384	(32,184,925)	6,378,759	$6,378,759

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2012, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:(1)
Expiring 2017	$(7,962,084)
Timing differences (Post October Loss Deferrals and other timing differences relating to REITs and other investments)	$(1,006,470)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$103,149,242
Gross unrealized gain	16,863,051
Gross unrealized loss	(3,915,898)
Net unrealized security gain	$12,947,153

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and, differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

9.    OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	409,796	$5,773,195	620,226	$7,785,373
Reinvestment of distributions	—	—	77,554	973,309
Shares redeemed	(836,613)	(11,740,808)	(1,884,899)	(23,416,189)
	(426,817)	(5,967,613)	(1,187,119)	(14,657,507)
Service Shares
Shares sold	10,446	142,495	18,946	232,891
Reinvestment of distributions	—	—	16,864	210,796
Shares redeemed	(123,069)	(1,728,079)	(267,680)	(3,322,033)
	(112,623)	(1,585,584)	(231,870)	(2,878,346)
NET DECREASE	(539,440)	$(7,553,197)	(1,418,989)	$(17,535,853)

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Institutional
Actual	$1,000	$1,146.30		$4.31
Hypothetical 5% return	1,000	1,020.78	+	4.06
Service
Actual	1,000	1,145.50		5.64
Hypothetical 5% return	1,000	1,019.54	+	5.31

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2013. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fund’s Service Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed its benchmark index for the one-year period ended March 31, 2013. They noted the additions of certain key hires to senior management in 2011, and recognized the portfolio management team’s continuing efforts to further enhance its investment models.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

© 2013 Goldman Sachs. All rights reserved.

VITSCSAR13/106802.MF.MED.TMPL/8/2013

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Structured U.S. Equity Fund

Semi-Annual Report

June 30, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 15.65% and 15.54%, respectively. These returns compare to the 13.82% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P® 500 Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 13.82% during the Reporting Period, making it the strongest first half since 1998.

U.S. equities, as represented by the S&P® 500 Index, extended their rally from 2012 with a strong first quarter in 2013. Indeed, the S&P® 500 Index finished the first quarter of 2013 with significant gains, making a five-year high during these months. The Dow Jones Industrial Average also hit a new record high during the first calendar quarter.

Despite the overhang of automatic spending cuts, or sequestration, that went into effect in March 2013, U.S. equity markets reflected a variety of improving economic indicators. Strong momentum in the housing market continued, as the Case-Shiller Index of house prices rose 8.1% in January 2013, year-over-year the fastest pace since mid-2006. The employment picture also improved, with the unemployment rate dropping to 7.7%. Strong retail sales suggested consumers may have been feeling the effects of better housing and labor market conditions.

After a strong start to the second quarter of 2013, bullish sentiment began to fade, and the U.S. equity rally halted in mid-May 2013 when Federal Reserve (“Fed”) Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. U.S. equity markets calmed toward the end of the month as a downward revision of first quarter Gross Domestic Product (“GDP”) from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. Still, the S&P® 500 Index declined modestly in June 2013, ending seven consecutive months of gains and muting returns for the quarter as a whole. Even with that, both the S&P® 500 Index and the Dow Jones Industrial Average made fresh record highs fueled by the continued strong rebound in house prices during the second calendar quarter, and returns for the Reporting Period overall were still significantly up.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. Health care did best, followed closely by consumer discretionary and financials. Conversely, materials performed worst, as commodity prices were volatile in part due to a slowing Chinese economy. Information technology, utilities, telecommunication services and energy were also comparatively weak, though still producing positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market; however, growth stocks substantially outperformed value stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the S&P 500 Index during the Reporting Period. Our stock selection and quantitative model’s investment themes added to relative performance overall.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes contributed positively to the Fund’s relative performance. The Momentum theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed by Valuation and Sentiment. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Fund’s Profitability and Management themes detracted. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company managements. The Quality theme, which assesses both firm and financial quality, had a relatively neutral impact during the Reporting Period.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the financials, industrials and consumer staples sectors made the biggest positive contribution to the Fund’s results relative to its benchmark index. Partially offsetting these contributors was stock selection in the energy, information technology and consumer discretionary sectors, which detracted most from the Fund’s results relative to the S&P 500 Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in specialty electronic game and entertainment software retailer GameStop, biotechnology company Biogen Idec and biopharmaceutical company Celgene Group. We chose to overweight GameStop due to our positive views on Quality and Valuation. The overweight in Biogen Idec was the result of our positive views on Valuation and Momentum. The Fund was overweight Celgene Group given our positive views on Valuation and Sentiment.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in specialty pharmaceuticals company Allergan and energy refiners Valero Energy and HollyFrontier. The Fund had an overweight position in Allergan due to our positive views on Profitability and Sentiment. The Fund was overweight Valero Energy and HollyFrontier because of our positive views on Valuation and Profitability.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the second quarter of 2013, we implemented enhancements to our Valuation theme through the introduction of more industry specific models, including a model tailored to the banking industry. We believe these industry specific models should allow us to capture industry-specific dynamics and local knowledge while retaining our systematic approach.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2013, the Fund was overweight the industrials, health care and consumer discretionary sectors relative to the S&P 500 Index. The Fund was underweight utilities, consumer staples and information technology and was rather neutrally weighted in financials, materials, telecommunication services and energy compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum should outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

FUND BASICS

Structured U.S. Equity Fund

as of June 30, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	22.40%	5.99%	6.52%	4.08%	02/13/98
Service	22.17	5.76	N/A	3.15	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.64%	0.72%
Service	0.85	0.97

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/133

Holding	% of Assets	Line of Business
Exxon Mobil Corp.	3.5%	Energy
General Electric Co.	2.7	Capital Goods
Google, Inc. Class A	2.6	Software & Services
International Business Machines Corp.	2.4	Software & Services
AT&T, Inc.	2.4	Telecommunication Services
Apple, Inc.	2.3	Technology Hardware & Equipment
Pfizer, Inc.	2.3	Pharmaceuticals, Biotechnology & Life Sciences
Merck & Co., Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Philip Morris International, Inc.	1.9	Food, Beverage & Tobacco
The Boeing Co.	1.5	Capital Goods

[3]	The top ten holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented approximately 1.1% of the Fund’s net assets at June 30, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 96.9%
Automobiles & Components – 1.3%
49,668	BorgWarner, Inc.*	$4,278,898
27,065	Gentex Corp.	623,848

		4,902,746

Banks – 2.9%
3,377	Comerica, Inc.	134,506
322,738	Regions Financial Corp.	3,075,693
74,106	SunTrust Banks, Inc.	2,339,527
138,912	Wells Fargo & Co.	5,732,898

		11,282,624

Capital Goods – 10.9%
24,280	3M Co.	2,655,018
21,306	Alliant Techsystems, Inc.	1,754,123
77,506	Danaher Corp.	4,906,130
31,773	Donaldson Co., Inc.	1,133,025
448,097	General Electric Co.	10,391,370
67,887	Illinois Tool Works, Inc.	4,695,744
22,698	Lockheed Martin Corp.	2,461,825
8,268	Masco Corp.	161,143
10,800	Northrop Grumman Corp.	894,240
66,975	Raytheon Co.	4,428,387
57,387	The Boeing Co.	5,878,724
41,202	WABCO Holdings, Inc.*	3,077,377

		42,437,106

Commercial & Professional Services – 0.7%
47,353	Manpowergroup, Inc.	2,594,944

Consumer Durables & Apparel – 1.8%
57,990	Garmin Ltd.(a)	2,096,918
58,806	Hasbro, Inc.	2,636,273
25,997	PulteGroup, Inc.*	493,163
7,986	Ralph Lauren Corp.	1,387,488
2,046	Whirlpool Corp.	233,981

		6,847,823

Consumer Services – 0.5%
104,714	Apollo Group, Inc. Class A*	1,855,532

Diversified Financials – 6.6%
12,906	Ameriprise Financial, Inc.	1,043,837
79,313	Capital One Financial Corp.	4,981,650
15,086	CBOE Holdings, Inc.	703,611
64,308	Citigroup, Inc.	3,084,855
23,162	Discover Financial Services	1,103,438
32,912	Janus Capital Group, Inc.	280,081
71,228	JPMorgan Chase & Co.	3,760,126
14,581	Moody’s Corp.	888,420
101,197	Morgan Stanley	2,472,243
93,179	SEI Investments Co.	2,649,079
161,220	TD Ameritrade Holding Corp.	3,916,034
31,923	The NASDAQ OMX Group, Inc.	1,046,755

		25,930,129

Common Stocks – (continued)
Energy – 9.4%
7,558	EOG Resources, Inc.	$995,237
151,593	Exxon Mobil Corp.	13,696,427
63,810	Hess Corp.	4,242,727
37,797	HollyFrontier Corp.	1,616,956
55,717	Marathon Petroleum Corp.	3,959,250
83,466	Phillips 66	4,916,982
66,841	Tesoro Corp.	3,497,121
6,540	Ultra Petroleum Corp.*(a)	129,623
102,806	Valero Energy Corp.	3,574,565

		36,628,888

Food & Staples Retailing – 2.1%
46,559	Costco Wholesale Corp.	5,148,029
59,760	Safeway, Inc.	1,413,921
21,892	Wal-Mart Stores, Inc.	1,630,735

		8,192,685

Food, Beverage & Tobacco – 4.7%
80,544	Altria Group, Inc.	2,818,234
12,555	Kraft Foods Group, Inc.	701,448
52,533	Mead Johnson Nutrition Co.	4,162,190
50,228	Mondelez International, Inc. Class A	1,433,005
85,835	Philip Morris International, Inc.	7,435,028
74,537	Tyson Foods, Inc. Class A	1,914,110

		18,464,015

Health Care Equipment & Services – 5.0%
148,848	Abbott Laboratories	5,191,818
167,279	Boston Scientific Corp.*	1,550,676
14,285	Edwards Lifesciences Corp.*	959,952
25,742	Humana, Inc.	2,172,110
101,282	Medtronic, Inc.	5,212,985
92,631	St. Jude Medical, Inc.	4,226,753

		19,314,294

Household & Personal Products – 0.7%
43,748	Nu Skin Enterprises, Inc. Class A	2,673,878

Insurance – 3.7%
81,103	Aflac, Inc.	4,713,706
107,673	MetLife, Inc.	4,927,117
66,831	Prudential Financial, Inc.	4,880,668

		14,521,491

Materials – 3.5%
167,325	Alcoa, Inc.	1,308,482
32,623	LyondellBasell Industries NV Class A	2,161,600
19,328	PPG Industries, Inc.	2,829,812
12,659	Reliance Steel & Aluminum Co.	829,924
23,513	The Sherwin-Williams Co.	4,152,396
36,301	The Valspar Corp.	2,347,586

		13,629,800

Media – 2.8%
8,418	Cinemark Holdings, Inc.	235,030
51,414	Comcast Corp. Class A	2,082,748

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
116,488	News Corp. Class A	$3,797,509
70,595	Viacom, Inc. Class B	4,803,990

		10,919,277

Pharmaceuticals, Biotechnology & Life Sciences – 9.9%
76,654	AbbVie, Inc.	3,168,876
48,003	Alexion Pharmaceuticals, Inc.*	4,427,797
36,197	Allergan, Inc.	3,049,235
22,394	Biogen Idec, Inc.*	4,819,189
22,595	Celgene Corp.*	2,641,581
22,279	Eli Lilly & Co.	1,094,345
33,500	Johnson & Johnson	2,876,310
164,040	Merck & Co., Inc.	7,619,658
317,915	Pfizer, Inc.	8,904,799

		38,601,790

Real Estate Investment Trust – 3.5%
59,665	American Tower Corp.	4,365,688
4,600	Apartment Investment & Management Co. Class A	138,184
74,134	Equity Residential	4,304,220
5,697	Public Storage	873,521
31,649	Taubman Centers, Inc.	2,378,422
21,182	Vornado Realty Trust	1,754,929

		13,814,964

Retailing – 6.9%
106,884	American Eagle Outfitters, Inc.	1,951,702
55,282	Expedia, Inc.	3,325,212
65,842	GameStop Corp. Class A(a)	2,767,339
37,711	L Brands, Inc.	1,857,267
91,037	Lowe’s Companies, Inc.	3,723,413
37,287	O’Reilly Automotive, Inc.*	4,199,262
2,977	Priceline.com, Inc.*	2,462,366
57,666	Target Corp.	3,970,881
50,335	The Gap, Inc.	2,100,480
17,788	Urban Outfitters, Inc.*	715,433

		27,073,355

Semiconductors & Semiconductor Equipment – 0.2%
2,320	KLA-Tencor Corp.	129,293
48,649	LSI Corp.*	347,354
9,409	NXP Semiconductor NV*	291,491

		768,138

Software & Services – 11.2%
133,753	Activision Blizzard, Inc.	1,907,318
38,797	AOL, Inc.*	1,415,315
35,318	CoreLogic, Inc.*	818,318
106,603	eBay, Inc.*	5,513,507
6,366	Electronic Arts, Inc.*	146,227
11,621	Google, Inc. Class A*	10,230,780
48,091	International Business Machines Corp.	9,190,671
7,419	Mastercard, Inc. Class A	4,262,215
166,026	Microsoft Corp.	5,732,878

Common Stocks – (continued)
Software & Services – (continued)
85,241	Oracle Corp.	$2,618,603
25,466	Symantec Corp.	572,221
20,998	VMware, Inc. Class A*	1,406,656

		43,814,709

Technology Hardware & Equipment – 4.3%
22,746	Apple, Inc.	9,009,236
12,887	AVX Corp.	151,422
304,385	Corning, Inc.	4,331,399
17,788	Flextronics International Ltd.*	137,679
15,024	Polycom, Inc.*	158,353
30,436	Western Digital Corp.	1,889,771
137,697	Xerox Corp.	1,248,912

		16,926,772

Telecommunication Services – 2.4%
259,460	AT&T, Inc.	9,184,884

Transportation – 1.6%
78,998	Delta Air Lines, Inc.*	1,478,053
28,911	FedEx Corp.	2,850,046
21,701	United Parcel Service, Inc. Class B	1,876,702

		6,204,801

Utilities – 0.3%
107,404	AES Corp.	1,287,774

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $348,632,317)		$377,872,419

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 1.1%
Goldman Sachs Financial Square Money Market Fund — FST Shares
4,230,275	0.069%	$4,230,275
(Cost $4,230,275)

TOTAL INVESTMENTS – 98.0%
(Cost $352,862,592)		$382,102,694

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		7,764,929

NET ASSETS – 100.0%		$389,867,623

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.
(c)	Represents an affiliated issuer.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $348,632,317)(a)	$377,872,419
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	4,230,275
Cash	12,470,484
Receivables:
Dividends	483,406
Fund shares sold	206,850
Reimbursement from investment adviser	21,344
Securities lending income	2,130
Other assets	1,919
Total assets	395,288,827

Liabilities:
Payables:
Payable upon return of securities loaned	4,230,275
Fund shares redeemed	288,684
Amounts owed to affiliates	223,022
Accrued expenses and other liabilities	679,223
Total liabilities	5,421,204

Net Assets:
Paid-in capital	450,289,796
Undistributed net investment income	3,141,838
Accumulated net realized loss	(92,804,113)
Net unrealized gain	29,240,102
NET ASSETS	$389,867,623
Net Assets:
Institutional	$280,521,071
Service	109,346,552
Total Net Assets	$389,867,623
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	19,986,138
Service	7,783,720
Net asset value, offering and redemption price per share:
Institutional	$14.04
Service	14.05

(a) Includes loaned securities having a market value of $4,192,719.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $5,324)	$3,897,863
Securities lending income — affiliated issuer	52,185
Total investment income	3,950,048

Expenses:
Management fees	1,197,020
Distribution and Service fees — Service Class	133,922
Printing and mailing costs	38,689
Transfer Agent fees(a)	38,610
Professional fees	37,271
Custody, accounting and administrative services	35,925
Trustee fees	8,515
Other	7,355
Total expenses	1,497,307
Less — expense reductions	(145,854)
Net expenses	1,351,453
NET INVESTMENT INCOME	2,598,595

Realized and unrealized gain (loss):
Net realized gain from:
Investments	61,260,985
Futures contracts	883,398
Net change in unrealized gain (loss) on:
Investments	(9,235,957)
Futures contracts	34,739
Net realized and unrealized gain	52,943,165
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,541,760

(a) Institutional and Service Shares had Transfer Agent fees of $27,897 and $10,713, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$2,598,595	$6,247,909
Net realized gain (includes payment by affiliate relating to certain investment transactions)	62,144,383	57,069,546
Net change in unrealized loss	(9,201,218)	(12,263,199)
Net increase in net assets resulting from operations	55,541,760	51,054,256

Distributions to shareholders:
From net investment income
Institutional Shares	—	(4,750,506)
Service Shares	—	(1,549,712)
Total distributions to shareholders	—	(6,300,218)

From share transactions:
Proceeds from sales of shares	4,016,668	6,578,493
Reinvestment of distributions	—	6,300,218
Cost of shares redeemed	(32,341,741)	(68,247,499)
Net decrease in net assets resulting from share transactions	(28,325,073)	(55,368,788)
TOTAL INCREASE (DECREASE)	27,216,687	(10,614,750)

Net assets:

Beginning of period	362,650,936	373,265,686
End of period	$389,867,623	$362,650,936
Undistributed net investment income	$3,141,838	$543,243

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - Institutional	$12.14	$0.09		$1.81		$1.90	$—	$—	$—	$14.04	15.65%	$280,521	0.64	%(d)	0.71	%(d)	1.40	%(d)	101%
2013 - Service	12.16	0.08		1.81		1.89	—	—	—	14.05	15.54	109,347	0.85	(d)	0.96	(d)	1.19	(d)	101

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Institutional	10.80	0.20		1.36	(e)	1.56	(0.22)	—	(0.22)	12.14	14.42 (e)	262,759	0.64		0.72		1.71		134
2012 - Service	10.82	0.18		1.35	(e)	1.53	(0.19)	—	(0.19)	12.16	14.10 (e)	99,892	0.85		0.97		1.51		134
2011 - Institutional	10.57	0.18	(f)	0.25		0.43	(0.20)	—	(0.20)	10.80	4.05	273,555	0.64		0.70		1.69	(f)	51
2011 - Service	10.58	0.16	(f)	0.25		0.41	(0.17)	—	(0.17)	10.82	3.90	99,711	0.85		0.95		1.48	(f)	51
2010 - Institutional	9.50	0.14		1.08		1.22	(0.15)	—	(0.15)	10.57	12.84	319,948	0.64		0.70		1.45		38
2010 - Service	9.51	0.12		1.08		1.20	(0.13)	—	(0.13)	10.58	12.60	111,171	0.85		0.95		1.25		38
2009 - Institutional	7.99	0.15		1.54		1.69	(0.18)	—	(0.18)	9.50	21.15	340,536	0.68		0.72		1.75		136
2009 - Service	8.00	0.13		1.54		1.67	(0.16)	—	(0.16)	9.51	20.89	112,530	0.89		0.97		1.53		136
2008 - Institutional	13.16	0.17		(5.06)		(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)	344,144	0.71		0.72		1.53		110
2008 - Service	13.16	0.14		(5.04)		(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92		0.97		1.34		110

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share and 0.07% of average net assets. Excluding such payment, the total return would have been 14.32% and 14.01%, respectively.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.	12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements

June 30, 2013 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.   Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$377,872,419	$—	$—
Securities Lending Reinvestment Vehicle	4,230,275	—	—
Total	$382,102,694	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$883,398	$34,739	68

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2013.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2013, contractual management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 30, 2014, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, Goldman Sachs waived $21,428 in distribution and service fees for the Fund’s Services Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. This Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2013, GSAM reimbursed $120,025 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2013, custody fee credits were $4,401.

As of June 30, 2013, the amounts owed to affiliates of the Fund were $201,253, $15,278, and $6,491 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2013, Goldman Sachs earned $590, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

On October 1, 2012, GSAM reimbursed the Fund in the amount of $253,295 to rectify a data issue in its portfolio management decision making process.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were $381,289,404 and $409,812,320, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund, may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of the Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

7.    SECURITIES LENDING (continued)

subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statement of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period. Since these amended principles require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or result of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At June 30, 2013, the Fund’s loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Securities Lending Transactions
Total gross amount presented in Statement of Assets and Liabilities	$4,192,719
Cash Collateral offsetting	(4,178,859)
Net Amount(1)(2)	$13,860

(1)	Under-collateralized amount related to one borrower at June 30, 2013. Per standard market practice, the additional required collateral was delivered to the Fund on the next business day.
(2)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2013, is reported under Investment Income on the Statement of Operations. A portion of this amount, $11,874, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2013, GSAL earned $5,798 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2013:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
3,848,500	40,989,555	(40,607,780)	4,230,275	$4,230,275

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2012, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforwards:(1)
Expiring 2016	$(14,576,277)
Expiring 2017	(139,998,215)
Total capital loss carryforwards	$(154,574,492)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$353,271,335
Gross unrealized gain	34,368,203
Gross unrealized loss	(5,536,844)
Net unrealized security gain	$28,831,359

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk —The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	121,863	$1,649,199	323,842	$3,824,620
Reinvestment of distributions	—	—	389,067	4,750,506
Shares redeemed	(1,786,555)	(24,163,882)	(4,386,993)	(52,057,770)
	(1,664,692)	(22,514,683)	(3,674,084)	(43,482,644)
Service Shares
Shares sold	172,684	2,367,469	233,357	2,753,873
Reinvestment of distributions	—	—	126,714	1,549,712
Shares redeemed	(604,122)	(8,177,859)	(1,362,510)	(16,189,729)
	(431,438)	(5,810,390)	(1,002,439)	(11,886,144)
NET DECREASE	(2,096,130)	$(28,325,073)	(4,676,523)	$(55,368,788)

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Institutional
Actual	$1,000	$1,156.50		$3.42
Hypothetical 5% return	1,000	1,021.62	+	3.21
Service
Actual	1,000	1,155.40		4.54
Hypothetical 5% return	1,000	1,020.58	+	4.26

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured U.S. Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to limit certain expenses of the Fund that exceed a specified level and waive certain distribution and service fees, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2013. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. They noted the additions of certain key hires to senior management in 2011, and recognized the portfolio management team’s continuing efforts to further enhance its investment models.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level and Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s and Goldman Sachs’ undertakings to limit certain expenses of the Fund that exceed a specified level and waive a portion of the distribution and service fees paid by the Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

© 2013 Goldman Sachs. All rights reserved.

VITUSSAR13/106789.MF.MED.TMPL/8/2013

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 13, 2013

/s/ George F. Travers
By: George F. Travers
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 14, 2013